Separate Account USL VL-R

The United States Life Insurance Company in the City of New York

2022

Annual Report

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of Separate Account USL VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account USL VL-R indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account USL VL-R as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A (1)(2)
AB VPS Large Cap Growth Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2
American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class 1
American Century VP International Fund Class I (3)	American Century VP Value Fund Class I
American Funds IS American High-Income Trust Class 2	American Funds IS Asset Allocation Fund Class 2 (3)
American Funds IS Global Growth Fund Class 2 (3)	American Funds IS Growth Fund Class 2 (3)
American Funds IS Growth-Income Fund Class 2	American Funds IS International Fund Class 2 (3)
BlackRock Advantage SMID Cap V.I. Fund Class I (3)	BlackRock Basic Value V.I. Fund Class I (3)
BlackRock Capital Appreciation V.I. Fund Class I (3)	BlackRock II U.S. Government Bond V.I. Fund Class I (3)
BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
Vanguard VIF Total Bond Market Index Portfolio (3)	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Asset Manager Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Balanced Portfolio Initial Class (3)
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2 (3)	Fidelity VIP Freedom 2020 Portfolio Service Class 2 (3)
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Freedom 2030 Portfolio Service Class 2 (3)
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2 (3)
Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class (3)
Fidelity VIP Overseas Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Mutual Shares VIP Fund Class 2
FTVIP Templeton Developing Markets VIP Fund Class 2	FTVIP Franklin U.S. Government Securities VIP Fund Class 2
FTVIP Templeton Growth VIP Fund Class 2 (3)	FTVIP Templeton Foreign VIP Fund Class 2
Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares (3)	Goldman Sachs VIT International Equity Insights Fund Institutional Shares (3)
Invesco V.I. American Value Fund Series I	Invesco V.I. American Franchise Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Conservative Balanced Fund Series I (3)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Invesco V.I. Global Real Estate Fund Series I (3)	Invesco V.I. Global Fund Series I
Invesco V.I. High Yield Fund Series I (3)	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Main Street Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
Janus Henderson Forty Portfolio Service Shares (3)	Janus Henderson Enterprise Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Core Bond Portfolio Class 1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1 (3)	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
MFS VIT II Core Equity Portfolio Initial Class (3)	MFS VIT Growth Series Initial Class
MFS VIT Research Series Initial Class (3)	MFS VIT New Discovery Series Initial Class
Morgan Stanley VIF Discovery Portfolio Class I (3)	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (3)
Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (3)
Neuberger Berman AMT Short Duration Bond Portfolio Class I (3)	Neuberger Berman AMT Mid Cap Growth Portfolio Class I
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	Neuberger Berman AMT Sustainable Equity Portfolio Class I (3)
PIMCO High Yield Portfolio Administrative Class	PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class (3)
PIMCO Real Return Portfolio Administrative Class	PIMCO Long-Term U.S. Government Portfolio Administrative Class
PIMCO Total Return Portfolio Administrative Class	PIMCO Short-Term Portfolio Administrative Class
Pioneer Mid Cap Value VCT Portfolio Class I (3)	Pioneer Fund VCT Portfolio Class I
Putnam VT Diversified Income Fund Class IB (3)	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Putnam VT Large Cap Value Fund Class IB	Putnam VT International Value Fund Class IB
SAST SA AB Growth Portfolio Class 1	Putnam VT Small Cap Value Fund Class IB (3)
SAST SA Janus Focused Growth Portfolio Class 1 (3)	SAST SA Goldman Sachs Global Bond Portfolio Class 1
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 1
SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1 (5)
SAST SA Wellington Government and Quality Bond Portfolio Class 3 (3)	SAST SA Wellington Capital Appreciation Portfolio Class 3
SST SA Multi-Managed Mid Cap Value Portfolio Class 3 (3)	SAST SA WellsCap Aggressive Growth Portfolio Class 1 (2) (5)
VALIC Company I Dynamic Allocation Fund (3)	VALIC Company I Core Bond Fund (2) (4)
VALIC Company I Government Money Market I Fund (2) (6)	VALIC Company I Emerging Economies Fund
VALIC Company I International Value Fund (3)	VALIC Company I International Equities Index Fund
VALIC Company I Mid Cap Value Fund (3)	VALIC Company I Mid Cap Index Fund
VALIC Company I Science & Technology Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Stock Index Fund	VALIC Company I Small Cap Index Fund
VALIC Company II Strategic Bond Fund (2) (4)	VALIC Company I U.S. Socially Responsible Fund (3)
VanEck VIP Global Resources Fund Initial Class	VanEck VIP Emerging Markets Fund Initial Class
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF High Yield Bond Portfolio
Vanguard VIF Total Stock Market Index Portfolio
(1)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to March 3, 2022 (cessation of operations).
(2)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(3)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(4)	The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(5)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.
(6)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations).

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account USL VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account USL VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 25, 2023

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

AB VPS Balanced Hedged Allocation Portfolio Class A	$75,497	$—	$75,497	$—	$75,497	$75,497

AB VPS Growth and Income Portfolio Class A	701,459	—	701,459	—	701,459	701,459

AB VPS Large Cap Growth Portfolio Class A	1,414,035	—	1,414,035	—	1,414,035	1,414,035

AB VPS Small Cap Growth Portfolio Class A	132,032	—	132,032	—	132,032	132,032

AB VPS Sustainable Global Thematic Growth Portfolio Class A	380,606	—	380,606	—	380,606	380,606

Alger Capital Appreciation Portfolio Class I-2	66,646	—	66,646	—	66,646	66,646

Alger Mid Cap Growth Portfolio Class I-2	4,740	—	4,740	—	4,740	4,740

American Century VP Capital Appreciation Fund Class I	4,270	—	4,270	—	4,270	4,270

American Century VP Disciplined Core Value Fund Class 1	11,653	—	11,653	—	11,653	11,653

American Century VP Value Fund Class I	44,117	—	44,117	—	44,117	44,117

American Funds IS American High-Income Trust Class 2	3,492	—	3,492	—	3,492	3,492

American Funds IS Growth-Income Fund Class 2	10,177	—	10,177	—	10,177	10,177

BNY Mellon IP MidCap Stock Portfolio Initial Shares	5,210	—	5,210	—	5,210	5,210

BNY Mellon Stock Index Fund, Inc. Initial Shares	1,043,214	—	1,043,214	—	1,043,214	1,043,214

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	390	—	390	—	390	390

Fidelity VIP Asset Manager Portfolio Initial Class	638,618	—	638,618	—	638,618	638,618

Fidelity VIP Asset Manager Portfolio Service Class 2	10,152	—	10,152	—	10,152	10,152

Fidelity VIP Contrafund Portfolio Initial Class	2,645,851	—	2,645,851	—	2,645,851	2,645,851

Fidelity VIP Contrafund Portfolio Service Class 2	77,322	—	77,322	—	77,322	77,322

Fidelity VIP Equity-Income Portfolio Service Class 2	17,411	—	17,411	—	17,411	17,411

Fidelity VIP Government Money Market Portfolio Initial Class	400,483	—	400,483	—	400,483	400,483

Fidelity VIP Growth Portfolio Initial Class	1,981,406	—	1,981,406	—	1,981,406	1,981,406

Fidelity VIP Growth Portfolio Service Class 2	52,770	—	52,770	—	52,770	52,770

Fidelity VIP High Income Portfolio Initial Class	76,664	—	76,664	—	76,664	76,664

Fidelity VIP Investment Grade Bond Portfolio Initial Class	76,400	—	76,400	—	76,400	76,400

Fidelity VIP Mid Cap Portfolio Service Class 2	27,069	—	27,069	—	27,069	27,069

Fidelity VIP Overseas Portfolio Initial Class	200,369	—	200,369	—	200,369	200,369

FTVIP Franklin Mutual Shares VIP Fund Class 2	22,125	—	22,125	—	22,125	22,125

FTVIP Franklin Small Cap Value VIP Fund Class 2	38,564	—	38,564	—	38,564	38,564

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	35,213	—	35,213	—	35,213	35,213

FTVIP Templeton Developing Markets VIP Fund Class 2	32,006	—	32,006	—	32,006	32,006

FTVIP Templeton Foreign VIP Fund Class 2	866,766	—	866,766	—	866,766	866,766

Invesco V.I. American Franchise Fund Series I	160,418	—	160,418	—	160,418	160,418

Invesco V.I. American Value Fund Series I	239,851	—	239,851	—	239,851	239,851

Invesco V.I. Core Equity Fund Series I	43,228	—	43,228	—	43,228	43,228

Invesco V.I. EQV International Equity Fund Series 1	203,099	—	203,099	—	203,099	203,099

Invesco V.I. Global Fund Series I	37,384	—	37,384	—	37,384	37,384

Invesco V.I. Growth and Income Fund Series I	54,405	—	54,405	—	54,405	54,405

Invesco V.I. Main Street Fund Series I	25,029	—	25,029	—	25,029	25,029

Janus Henderson Enterprise Portfolio Service Shares	9,948	—	9,948	—	9,948	9,948

Janus Henderson Global Research Portfolio Service Shares	9,787	—	9,787	—	9,787	9,787

Janus Henderson Overseas Portfolio Service Shares	5,222	—	5,222	—	5,222	5,222

JPMorgan Insurance Trust Core Bond Portfolio Class 1	2,800	—	2,800	—	2,800	2,800

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	1,575,765	—	1,575,765	—	1,575,765	1,575,765

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	1,006,014	—	1,006,014	—	1,006,014	1,006,014

MFS VIT Growth Series Initial Class	50,291	—	50,291	—	50,291	50,291

MFS VIT New Discovery Series Initial Class	7,679	—	7,679	—	7,679	7,679

Morgan Stanley VIF Growth Portfolio Class I	4,982	—	4,982	—	4,982	4,982

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	29,229	—	29,229	—	29,229	29,229

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	28,518	—	28,518	—	28,518	28,518

PIMCO High Yield Portfolio Administrative Class	41,197	—	41,197	—	41,197	41,197

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

PIMCO Long-Term U.S. Government Portfolio Administrative Class	$380,625	$—	$380,625	$—	$380,625	380,625

PIMCO Real Return Portfolio Administrative Class	26,444	—	26,444	—	26,444	26,444

PIMCO Short-Term Portfolio Administrative Class	106,780	—	106,780	—	106,780	106,780

PIMCO Total Return Portfolio Administrative Class	56,258	—	56,258	—	56,258	56,258

Pioneer Fund VCT Portfolio Class I	13,451	—	13,451	—	13,451	13,451

Pioneer Select Mid Cap Growth VCT Portfolio Class I	26,768	—	26,768	—	26,768	26,768

Putnam VT International Value Fund Class IB	16,606	—	16,606	—	16,606	16,606

Putnam VT Large Cap Value Fund Class IB	24,448	—	24,448	—	24,448	24,448

SAST SA AB Growth Portfolio Class 1	29,935	—	29,935	—	29,935	29,935

SAST SA Goldman Sachs Global Bond Portfolio Class 1	2,802	—	2,802	—	2,802	2,802

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	333	—	333	—	333	333

SAST SA JPMorgan Equity-Income Portfolio Class 1	32,301	—	32,301	—	32,301	32,301

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	14,967	—	14,967	—	14,967	14,967

SAST SA Wellington Capital Appreciation Portfolio Class 1	4,532	—	4,532	—	4,532	4,532

SAST SA Wellington Capital Appreciation Portfolio Class 3	3,099	—	3,099	—	3,099	3,099

VALIC Company I Core Bond Fund	94,840	—	94,840	—	94,840	94,840

VALIC Company I Emerging Economies Fund	50,517	—	50,517	—	50,517	50,517

VALIC Company I International Equities Index Fund	123,726	—	123,726	—	123,726	123,726

VALIC Company I Mid Cap Index Fund	459,014	—	459,014	—	459,014	459,014

VALIC Company I Nasdaq-100 Index Fund	156,965	—	156,965	—	156,965	156,965

VALIC Company I Science & Technology Fund	29,545	—	29,545	—	29,545	29,545

VALIC Company I Small Cap Index Fund	970,422	—	970,422	—	970,422	970,422

VALIC Company I Stock Index Fund	556,995	—	556,995	—	556,995	556,995

VanEck VIP Emerging Markets Fund Initial Class	92,278	—	92,278	—	92,278	92,278

VanEck VIP Global Resources Fund Initial Class	32,574	—	32,574	—	32,574	32,574

Vanguard VIF High Yield Bond Portfolio	12,390	—	12,390	—	12,390	12,390

Vanguard VIF Real Estate Index Portfolio	62,542	—	62,542	—	62,542	62,542

Vanguard VIF Total Stock Market Index Portfolio	1,673,147	—	1,673,147	—	1,673,147	1,673,147

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

AB VPS Balanced Hedged Allocation Portfolio Class A	9,118	$8.28	$75,497	$99,973	1

AB VPS Growth and Income Portfolio Class A	24,188	29.00	701,459	660,657	1

AB VPS Large Cap Growth Portfolio Class A	24,007	58.90	1,414,035	1,552,199	1

AB VPS Small Cap Growth Portfolio Class A	14,509	9.10	132,032	238,097	1

AB VPS Sustainable Global Thematic Growth Portfolio Class A	12,512	30.42	380,606	355,830	1

Alger Capital Appreciation Portfolio Class I-2	1,219	54.65	66,646	99,767	1

Alger Mid Cap Growth Portfolio Class I-2	347	13.68	4,740	7,468	1

American Century VP Capital Appreciation Fund Class I	362	11.80	4,270	5,190	1

American Century VP Disciplined Core Value Fund Class 1	1,625	7.17	11,653	14,804	1

American Century VP Value Fund Class I	3,543	12.45	44,117	36,785	1

American Funds IS American High-Income Trust Class 2	419	8.34	3,492	4,123	1

American Funds IS Growth-Income Fund Class 2	206	49.46	10,177	10,313	1

BNY Mellon IP MidCap Stock Portfolio Initial Shares	317	16.46	5,210	5,657	1

BNY Mellon Stock Index Fund, Inc. Initial Shares	18,046	57.81	1,043,214	860,901	1

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	10	39.39	390	444	1

Fidelity VIP Asset Manager Portfolio Initial Class	44,596	14.32	638,618	694,882	1

Fidelity VIP Asset Manager Portfolio Service Class 2	731	13.88	10,152	10,541	1

Fidelity VIP Contrafund Portfolio Initial Class	69,848	37.88	2,645,851	2,276,244	1

Fidelity VIP Contrafund Portfolio Service Class 2	2,116	36.54	77,322	102,642	1

Fidelity VIP Equity-Income Portfolio Service Class 2	767	22.71	17,411	16,714	1

Fidelity VIP Government Money Market Portfolio Initial Class	400,483	1.00	400,483	400,483	1

Fidelity VIP Growth Portfolio Initial Class	27,708	71.51	1,981,406	1,943,195	1

Fidelity VIP Growth Portfolio Service Class 2	762	69.27	52,770	61,262	1

Fidelity VIP High Income Portfolio Initial Class	17,384	4.41	76,664	91,414	1

Fidelity VIP Investment Grade Bond Portfolio Initial Class	7,074	10.80	76,400	89,312	1

Fidelity VIP Mid Cap Portfolio Service Class 2	868	31.20	27,069	26,207	1

Fidelity VIP Overseas Portfolio Initial Class	9,234	21.70	200,369	186,826	1

FTVIP Franklin Mutual Shares VIP Fund Class 2	1,459	15.16	22,125	24,805	1

FTVIP Franklin Small Cap Value VIP Fund Class 2	3,078	12.53	38,564	43,135	1

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	3,456	10.19	35,213	42,040	1

FTVIP Templeton Developing Markets VIP Fund Class 2	4,290	7.46	32,006	41,319	1

FTVIP Templeton Foreign VIP Fund Class 2	71,222	12.17	866,766	957,892	1

Invesco V.I. American Franchise Fund Series I	3,745	42.84	160,418	215,813	1

Invesco V.I. American Value Fund Series I	15,277	15.70	239,851	222,409	1

Invesco V.I. Core Equity Fund Series I	1,761	24.55	43,228	56,782	1

Invesco V.I. EQV International Equity Fund Series 1	7,018	28.94	203,099	250,782	1

Invesco V.I. Global Fund Series I	1,202	31.10	37,384	46,579	1

Invesco V.I. Growth and Income Fund Series I	2,751	19.78	54,405	54,551	1

Invesco V.I. Main Street Fund Series I	1,553	16.12	25,029	35,994	1

Janus Henderson Enterprise Portfolio Service Shares	158	62.78	9,948	10,751	1

Janus Henderson Global Research Portfolio Service Shares	202	48.41	9,787	13,086	1

Janus Henderson Overseas Portfolio Service Shares	142	36.76	5,222	4,556	1

JPMorgan Insurance Trust Core Bond Portfolio Class 1	290	9.67	2,800	3,247	1

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	151,080	10.43	1,575,765	1,353,802	1

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	56,014	17.96	1,006,014	1,030,081	1

MFS VIT Growth Series Initial Class	1,047	48.02	50,291	76,751	1

MFS VIT New Discovery Series Initial Class	679	11.31	7,679	11,659	1

Morgan Stanley VIF Growth Portfolio Class I	555	8.98	4,982	16,151	1

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,297	22.54	29,229	44,844	1

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	4,139	6.89	28,518	29,037	1

PIMCO High Yield Portfolio Administrative Class	6,085	6.77	41,197	48,039	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

PIMCO Long-Term U.S. Government Portfolio Administrative Class	48,611	$7.83	$380,625	$567,522	1

PIMCO Real Return Portfolio Administrative Class	2,299	11.50	26,444	28,314	1

PIMCO Short-Term Portfolio Administrative Class	10,572	10.10	106,780	108,985	1

PIMCO Total Return Portfolio Administrative Class	6,265	8.98	56,258	67,407	1

Pioneer Fund VCT Portfolio Class I	1,031	13.05	13,451	14,732	1

Pioneer Select Mid Cap Growth VCT Portfolio Class I	1,444	18.54	26,768	43,220	1

Putnam VT International Value Fund Class IB	1,651	10.06	16,606	16,652	1

Putnam VT Large Cap Value Fund Class IB	903	27.07	24,448	21,948	1

SAST SA AB Growth Portfolio Class 1	685	43.71	29,935	34,507	1

SAST SA Goldman Sachs Global Bond Portfolio Class 1	307	9.12	2,802	2,681	1

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	21	15.66	333	403	1

SAST SA JPMorgan Equity-Income Portfolio Class 1	930	34.73	32,301	29,456	1

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,088	13.76	14,967	25,082	1

SAST SA Wellington Capital Appreciation Portfolio Class 1	198	22.90	4,532	4,318	1

SAST SA Wellington Capital Appreciation Portfolio Class 3	174	17.84	3,099	5,784	1

VALIC Company I Core Bond Fund	9,848	9.63	94,840	111,529	1

VALIC Company I Emerging Economies Fund	8,070	6.26	50,517	62,615	1

VALIC Company I International Equities Index Fund	17,625	7.02	123,726	118,967	1

VALIC Company I Mid Cap Index Fund	17,860	25.70	459,014	456,387	1

VALIC Company I Nasdaq-100 Index Fund	9,031	17.38	156,965	146,768	1

VALIC Company I Science & Technology Fund	1,524	19.39	29,545	53,372	1

VALIC Company I Small Cap Index Fund	58,565	16.57	970,422	1,132,291	1

VALIC Company I Stock Index Fund	12,520	44.49	556,995	518,183	1

VanEck VIP Emerging Markets Fund Initial Class	10,607	8.70	92,278	128,833	1

VanEck VIP Global Resources Fund Initial Class	1,147	28.39	32,574	25,819	1

Vanguard VIF High Yield Bond Portfolio	1,783	6.95	12,390	13,615	1

Vanguard VIF Real Estate Index Portfolio	5,424	11.53	62,542	73,029	1

Vanguard VIF Total Stock Market Index Portfolio	39,554	42.30	1,673,147	1,226,089	1

  * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A

For the Year Ended December 31, 2022

From operations:

Dividends	$2,733	$9,922	$—	$—	$—

Mortality and expense risk and administrative charges	(406)	(3,508)	(27)	(7,825)	(747)

Net investment income (loss)	2,327	6,414	(27)	(7,825)	(747)

Net realized gain (loss)	(784)	12,876	(3,442)	18,919	458

Capital gain distribution from mutual funds	8,100	112,928	—	187,555	61,807

Change in unrealized appreciation (depreciation) of investments	(27,678)	(167,178)	2,113	(787,903)	(145,876)

Increase (decrease) in net assets from operations	(18,035)	(34,960)	(1,356)	(589,254)	(84,358)

From contract transactions:

Payments received from contract owners	3,332	15,273	—	29,092	2,707

Payments for contract benefits or terminations	—	(5,115)	—	(11,510)	—

Policy loans	—	2,642	—	(1,887)	(97)

Transfers between sub-accounts (including fixed account), net	(10)	4,730	(31,351)	(50,713)	6,359

Contract maintenance charges	(2,212)	(29,689)	(188)	(53,859)	(4,090)

Increase (decrease) in net assets from contract transactions	1,110	(12,159)	(31,539)	(88,877)	4,879

Increase (decrease) in net assets	(16,925)	(47,119)	(32,895)	(678,131)	(79,479)

Net assets at beginning of period	92,422	748,578	32,895	2,092,166	211,511

Net assets at end of period	$75,497	$701,459	$—	$1,414,035	$132,032

Beginning units	3,817	8,014	2,100	25,850	2,578

Units issued	154	269	—	527	162

Units redeemed	(103)	(406)	(2,100)	(1,815)	(84)

Ending units	3,868	7,877	—	24,562	2,656

For the Year Ended December 31, 2021

From operations:

Dividends	$427	$5,746	$519	$—	$—

Mortality and expense risk and administrative charges	(438)	(3,471)	(168)	(9,494)	(1,045)

Net investment income (loss)	(11)	2,275	351	(9,494)	(1,045)

Net realized gain (loss)	(172)	12,598	(208)	47,085	2,294

Capital gain distribution from mutual funds	1,944	—	919	130,679	42,463

Change in unrealized appreciation (depreciation) of investments	8,898	148,482	(1,733)	312,116	(26,322)

Increase (decrease) in net assets from operations	10,659	163,355	(671)	480,386	17,390

From contract transactions:

Payments received from contract owners	3,265	16,857	—	43,429	2,552

Payments for contract benefits or terminations	—	—	—	(36,536)	—

Policy loans	—	1,633	—	(6,579)	(168)

Transfers between sub-accounts (including fixed account), net	2	(4,728)	1	(18,969)	1

Contract maintenance charges	(1,926)	(26,409)	(1,073)	(91,183)	(3,503)

Increase (decrease) in net assets from contract transactions	1,341	(12,647)	(1,072)	(109,838)	(1,118)

Increase (decrease) in net assets	12,000	150,708	(1,743)	370,548	16,272

Net assets at beginning of period	80,422	597,870	34,638	1,721,618	195,239

Net assets at end of period	$92,422	$748,578	$32,895	$2,092,166	$211,511

Beginning units	3,758	8,162	2,168	27,299	2,592

Units issued	142	224	—	2,316	34

Units redeemed	(83)	(372)	(68)	(3,765)	(48)

Ending units	3,817	8,014	2,100	25,850	2,578

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable Global Thematic Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class 1
For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$—	$—	$221

Mortality and expense risk and administrative charges	(1,998)	(167)	(23)	(4)	(12)

Net investment income (loss)	(1,998)	(167)	(23)	(4)	209

Net realized gain (loss)	5,692	(16)	(66)	(63)	(182)

Capital gain distribution from mutual funds	40,865	5,984	170	665	3,087

Change in unrealized appreciation (depreciation) of investments	(189,010)	(44,244)	(2,498)	(2,346)	(4,915)

Increase (decrease) in net assets from operations	(144,451)	(38,443)	(2,417)	(1,748)	(1,801)

From contract transactions:

Payments received from contract owners	12,217	252	309	—	635

Policy loans	(154)	—	—	—	—

Transfers between sub-accounts (including fixed account), net	1	674	1,167	—	(2)

Contract maintenance charges	(16,302)	(495)	(196)	(215)	(1,442)

Increase (decrease) in net assets from contract transactions	(4,238)	431	1,280	(215)	(809)

Increase (decrease) in net assets	(148,689)	(38,012)	(1,137)	(1,963)	(2,610)

Net assets at beginning of period	529,295	104,658	5,877	6,233	14,263

Net assets at end of period	$380,606	$66,646	$4,740	$4,270	$11,653

Beginning units	9,765	2,494	174	95	360

Units issued	309	22	59	—	18

Units redeemed	(407)	(14)	(12)	(5)	(41)

Ending units	9,667	2,502	221	90	337

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$—	$—	$—	$147

Mortality and expense risk and administrative charges	(2,425)	(200)	(27)	(7)	(14)

Net investment income (loss)	(2,425)	(200)	(27)	(7)	133

Net realized gain (loss)	19,089	346	180	31	114

Capital gain distribution from mutual funds	57,702	21,641	2,056	722	1,965

Change in unrealized appreciation (depreciation) of investments	24,590	(5,947)	(2,005)	(110)	583

Increase (decrease) in net assets from operations	98,956	15,840	204	636	2,795

From contract transactions:

Payments received from contract owners	15,829	5,277	309	—	633

Policy loans	(2,013)	—	—	—	—

Transfers between sub-accounts (including fixed account), net	(2,932)	(88)	(171)	—	2

Contract maintenance charges	(30,848)	(729)	(182)	(219)	(1,315)
Increase (decrease) in net assets from contract transactions	(19,964)	4,460	(44)	(219)	(680)

Increase (decrease) in net assets	78,992	20,300	160	417	2,115

Net assets at beginning of period	450,303	84,358	5,717	5,816	12,148

Net assets at end of period	$529,295	$104,658	$5,877	$6,233	$14,263

Beginning units	10,149	2,389	176	98	378

Units issued	1,379	122	10	—	17

Units redeemed	(1,763)	(17)	(12)	(3)	(35)

Ending units	9,765	2,494	174	95	360

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	American Funds IS American High- Income Trust Class 2	American Funds IS Growth-Income Fund Class 2	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
For the Year Ended December 31, 2022

From operations:

Dividends	$899	$283	$139	$38	$15,083

Mortality and expense risk and administrative charges	(162)	(7)	(22)	(24)	(5,502)

Net investment income (loss)	737	276	117	14	9,581

Net realized gain (loss)	2,129	(13)	81	32	45,215

Capital gain distribution from mutual funds	3,346	—	1,092	1,295	96,288

Change in unrealized appreciation (depreciation) of investments	(6,184)	(643)	(3,408)	(2,216)	(396,018)

Increase (decrease) in net assets from operations	28	(380)	(2,118)	(875)	(244,934)

From contract transactions:

Payments received from contract owners	2,519	—	—	295	21,634

Payments for contract benefits or terminations	—	—	—	—	(5,823)

Policy loans	(6,516)	—	—	—	(873)

Transfers between sub-accounts (including fixed account), net	(462)	(213)	(543)	(246)	(38,235)

Contract maintenance charges	(1,140)	(27)	(81)	(187)	(44,896)

Increase (decrease) in net assets from contract transactions	(5,599)	(240)	(624)	(138)	(68,193)

Increase (decrease) in net assets	(5,571)	(620)	(2,742)	(1,013)	(313,127)

Net assets at beginning of period	49,688	4,112	12,919	6,223	1,356,341

Net assets at end of period	$44,117	$3,492	$10,177	$5,210	$1,043,214

Beginning units	1,524	271	426	199	14,844

Units issued	56	—	—	13	377

Units redeemed	(245)	(17)	(23)	(17)	(1,155)

Ending units	1,335	254	403	195	14,066

For the Year Ended December 31, 2021
From operations:

Dividends	$983	$173	$138	$36	$14,137

Mortality and expense risk and administrative charges	(224)	(8)	(25)	(26)	(6,075)

Net investment income (loss)	759	165	113	10	8,062

Net realized gain (loss)	7,148	—	271	128	36,371

Capital gain distribution from mutual funds	—	—	125	36	53,814

Change in unrealized appreciation (depreciation) of investments	5,068	141	2,103	1,106	202,938

Increase (decrease) in net assets from operations	12,975	306	2,612	1,280	301,185

From contract transactions:

Payments received from contract owners	3,846	—	—	295	29,786

Payments for contract benefits or terminations	(23,687)	—	—	—	(18,860)

Policy loans	(525)	—	—	—	(5,371)

Transfers between sub-accounts (including fixed account), net	(563)	287	(495)	(599)	(6,590)

Contract maintenance charges	(1,514)	(27)	(81)	(172)	(44,504)

Increase (decrease) in net assets from contract transactions	(22,443)	260	(576)	(476)	(45,539)

Increase (decrease) in net assets	(9,468)	566	2,036	804	255,646

Net assets at beginning of period	59,156	3,546	10,883	5,419	1,100,695

Net assets at end of period	$49,688	$4,112	$12,919	$6,223	$1,356,341

Beginning units	2,278	253	445	218	15,383

Units issued	689	20	19	13	422

Units redeemed	(1,443)	(2)	(38)	(32)	(961)

Ending units	1,524	271	426	199	14,844

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2
For the Year Ended December 31, 2022

From operations:

Dividends	$—	$14,065	$203	$14,917	$227

Mortality and expense risk and administrative charges	(14)	(3,437)	(41)	(20,592)	(237)

Net investment income (loss)	(14)	10,628	162	(5,675)	(10)

Net realized gain (loss)	(1,609)	6,600	(24)	49,037	510

Capital gain distribution from mutual funds	1,530	45,609	686	140,715	4,317

Change in unrealized appreciation (depreciation) of investments	(1,392)	(183,270)	(2,629)	(1,178,246)	(34,907)

Increase (decrease) in net assets from operations	(1,485)	(120,433)	(1,805)	(994,169)	(30,090)

From contract transactions:

Payments received from contract owners	136	24,377	1,177	15,757	2,084

Payments for contract benefits or terminations	(6,692)	—	—	(12,802)	—

Policy loans	—	2,024	(41)	(159)	(6,093)

Transfers between sub-accounts (including fixed account), net	96	(36,612)	(1)	(363)	52

Contract maintenance charges	(241)	(35,931)	(535)	(89,437)	(4,004)

Increase (decrease) in net assets from contract transactions	(6,701)	(46,142)	600	(87,004)	(7,961)

Increase (decrease) in net assets	(8,186)	(166,575)	(1,205)	(1,081,173)	(38,051)

Net assets at beginning of period	8,576	805,193	11,357	3,727,024	115,373

Net assets at end of period	$390	$638,618	$10,152	$2,645,851	$77,322

Beginning units	269	17,691	529	47,358	2,751

Units issued	5	673	57	230	114

Units redeemed	(259)	(1,787)	(26)	(1,615)	(354)

Ending units	15	16,577	560	45,973	2,511

For the Year Ended December 31, 2021

From operations:

Dividends	$9	$12,803	$157	$2,110	$28

Mortality and expense risk and administrative charges	(21)	(3,943)	(46)	(23,692)	(393)

Net investment income (loss)	(12)	8,860	111	(21,582)	(365)

Net realized gain (loss)	76	8,742	785	151,972	32,325

Capital gain distribution from mutual funds	—	4,380	64	427,192	13,237

Change in unrealized appreciation (depreciation) of investments	1,114	48,265	87	251,079	(20,506)

Increase (decrease) in net assets from operations	1,178	70,247	1,047	808,661	24,691

From contract transactions:

Payments received from contract owners	367	22,016	1,251	17,881	2,587

Payments for contract benefits or terminations	—	(8,955)	(3,570)	(176,877)	—

Policy loans	—	326	(40)	(267)	(5)

Transfers between sub-accounts (including fixed account), net	(1)	(89)	(18)	(5,324)	(133)

Contract maintenance charges	(288)	(37,915)	(502)	(80,023)	(3,405)

Increase (decrease) in net assets from contract transactions	78	(24,617)	(2,879)	(244,610)	(956)

Increase (decrease) in net assets	1,256	45,630	(1,832)	564,051	23,735

Net assets at beginning of period	7,320	759,563	13,189	3,162,973	91,638

Net assets at end of period	$8,576	$805,193	$11,357	$3,727,024	$115,373

Beginning units	267	18,252	669	51,108	2,843

Units issued	11	539	55	226	1,900

Units redeemed	(9)	(1,100)	(195)	(3,976)	(1,992)

Ending units	269	17,691	529	47,358	2,751

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
For the Year Ended December 31, 2021

From operations:

Dividends	$305	$7,708	$13,751	$206	$4,139

Mortality and expense risk and administrative charges	(83)	(1,809)	(11,121)	(240)	(403)

Net investment income (loss)	222	5,899	2,630	(34)	3,736

Net realized gain (loss)	177	—	104,705	(227)	(1,300)

Capital gain distribution from mutual funds	609	—	165,688	4,518	—

Change in unrealized appreciation (depreciation) of investments	(2,065)	—	(954,568)	(22,371)	(12,918)

Increase (decrease) in net assets from operations	(1,057)	5,899	(681,545)	(18,114)	(10,482)

From contract transactions:

Payments received from contract owners	731	20,655	34,324	1,355	4,644

Payments for contract benefits or terminations	—	(314,926)	(73,002)	—	—

Policy loans	(4)	4	(99)	—	(1,103)

Transfers between sub-accounts (including fixed account), net	(567)	519,441	(54,157)	(1)	(20)

Contract maintenance charges	(317)	(31,090)	(57,946)	(3,415)	(5,754)

Increase (decrease) in net assets from contract transactions	(157)	194,084	(150,880)	(2,061)	(2,233)

Increase (decrease) in net assets	(1,214)	199,983	(832,425)	(20,175)	(12,715)

Net assets at beginning of period	18,625	200,500	2,813,831	72,945	89,379

Net assets at end of period	$17,411	$400,483	$1,981,406	$52,770	$76,664

Beginning units	688	14,234	25,969	1,454	3,110

Units issued	27	72,195	497	30	201

Units redeemed	(32)	(55,750)	(2,138)	(82)	(286)

Ending units	683	30,679	24,328	1,402	3,025

For the Year Ended December 31, 2020

From operations:

Dividends	$290	$19	$—	$—	$4,771

Mortality and expense risk and administrative charges	(82)	(935)	(13,292)	(302)	(450)

Net investment income (loss)	208	(916)	(13,292)	(302)	4,321

Net realized gain (loss)	159	—	102,832	10,267	(443)

Capital gain distribution from mutual funds	1,990	—	544,748	14,249	—

Change in unrealized appreciation (depreciation) of investments	1,238	—	(97,165)	(10,607)	(425)

Increase (decrease) in net assets from operations	3,595	(916)	537,123	13,607	3,453

From contract transactions:

Payments received from contract owners	731	25,132	42,638	663	6,690

Payments for contract benefits or terminations	—	—	(88,631)	—	—

Policy loans	(3)	(1,058)	(344)	—	(3,169)

Transfers between sub-accounts (including fixed account), net	(414)	20,374	(11,507)	2	—

Contract maintenance charges	(298)	(27,228)	(61,778)	(3,028)	(6,305)

Increase (decrease) in net assets from contract transactions	16	17,220	(119,622)	(2,363)	(2,784)

Increase (decrease) in net assets	3,611	16,304	417,501	11,244	669

Net assets at beginning of period	15,014	184,196	2,396,330	61,701	88,710

Net assets at end of period	$18,625	$200,500	$2,813,831	$72,945	$89,379

Beginning units	688	13,022	27,118	1,518	3,207

Units issued	29	3,208	471	390	238

Units redeemed	(29)	(1,996)	(1,620)	(454)	(335)

Ending units	688	14,234	25,969	1,454	3,110

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Franklin Small Cap Value VIP Fund Class 2
For the Year Ended December 31, 2021

From operations:

Dividends	$1,827	$76	$2,267	$419	$384

Mortality and expense risk and administrative charges	(387)	(77)	(1,051)	(91)	(142)

Net investment income (loss)	1,440	(1)	1,216	328	242

Net realized gain (loss)	(256)	273	2,607	(817)	(778)

Capital gain distribution from mutual funds	3,795	2,092	1,927	2,529	7,238

Change in unrealized appreciation (depreciation) of investments	(16,202)	(7,881)	(72,877)	(4,511)	(11,334)

Increase (decrease) in net assets from operations	(11,223)	(5,517)	(67,127)	(2,471)	(4,632)

From contract transactions:

Payments received from contract owners	2,961	2,130	5,831	1,784	2,013

Policy loans	—	(8,652)	(175)	(1,947)	(4,378)

Transfers between sub-accounts (including fixed account), net	6,579	114	(5)	(4)	(485)

Contract maintenance charges	(2,759)	(889)	(8,937)	(4,673)	(747)

Increase (decrease) in net assets from contract transactions	6,781	(7,297)	(3,286)	(4,840)	(3,597)

Increase (decrease) in net assets	(4,442)	(12,814)	(70,413)	(7,311)	(8,229)

Net assets at beginning of period	80,842	39,883	270,782	29,436	46,793

Net assets at end of period	$76,400	$27,069	$200,369	$22,125	$38,564

Beginning units	2,754	1,106	6,420	1,366	1,503

Units issued	362	64	183	159	59

Units redeemed	(109)	(322)	(280)	(407)	(191)

Ending units	3,007	848	6,323	1,118	1,371

For the Year Ended December 31, 2020

From operations:

Dividends	$1,669	$136	$1,348	$838	$445

Mortality and expense risk and administrative charges	(413)	(119)	(1,260)	(111)	(167)

Net investment income (loss)	1,256	17	88	727	278

Net realized gain (loss)	624	3,925	3,758	(1,321)	1,401

Capital gain distribution from mutual funds	2,246	6,225	18,869	—	1,177

Change in unrealized appreciation (depreciation) of investments	(5,093)	(1,264)	20,991	5,737	7,257

Increase (decrease) in net assets from operations	(967)	8,903	43,706	5,143	10,113

From contract transactions:

Payments received from contract owners	3,021	2,646	6,268	2,101	1,579

Payments for contract benefits or terminations	(5,118)	(8,932)	—	—	(4,598)

Policy loans	—	(2)	(194)	—	—

Transfers between sub-accounts (including fixed account), net	(47)	(672)	23	1	(885)

Contract maintenance charges	(2,239)	(908)	(8,277)	(6,232)	(740)

Increase (decrease) in net assets from contract transactions	(4,383)	(7,868)	(2,180)	(4,130)	(4,644)

Increase (decrease) in net assets	(5,350)	1,035	41,526	1,013	5,469

Net assets at beginning of period	86,192	38,848	229,256	28,423	41,324

Net assets at end of period	$80,842	$39,883	$270,782	$29,436	$46,793

Beginning units	2,905	1,360	6,474	1,596	1,655

Units issued	106	84	164	700	56

Units redeemed	(257)	(338)	(218)	(930)	(208)

Ending units	2,754	1,106	6,420	1,366	1,503

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I
For the Year Ended December 31, 2021

From operations:

Dividends	$873	$893	$26,916	$—	$1,809

Mortality and expense risk and administrative charges	(165)	(257)	(6,531)	(917)	(1,775)

Net investment income (loss)	708	636	20,385	(917)	34

Net realized gain (loss)	(166)	(443)	(2,917)	5,061	3,120

Capital gain distribution from mutual funds	—	2,579	—	51,401	44,120

Change in unrealized appreciation (depreciation) of investments	(4,499)	(12,385)	(98,093)	(133,176)	(56,098)

Increase (decrease) in net assets from operations	(3,957)	(9,613)	(80,625)	(77,631)	(8,824)

From contract transactions:

Payments received from contract owners	3,203	—	1,042	6,895	—

Payments for contract benefits or terminations	—	—	—	(8,172)	—

Policy loans	—	—	—	(143)	—

Transfers between sub-accounts (including fixed account), net	—	—	(3)	144	—

Contract maintenance charges	(888)	(1,104)	(22,278)	(8,072)	(7,804)

Increase (decrease) in net assets from contract transactions	2,315	(1,104)	(21,239)	(9,348)	(7,804)

Increase (decrease) in net assets	(1,642)	(10,717)	(101,864)	(86,979)	(16,628)

Net assets at beginning of period	36,855	42,723	968,630	247,397	256,479

Net assets at end of period	$35,213	$32,006	$866,766	$160,418	$239,851

Beginning units	2,853	2,667	46,465	6,220	6,464

Units issued	242	—	90	262	—

Units redeemed	(61)	(87)	(1,195)	(599)	(210)

Ending units	3,034	2,580	45,360	5,883	6,254

For the Year Ended December 31, 2020

From operations:

Dividends	$917	$417	$18,748	$—	$1,075

Mortality and expense risk and administrative charges	(169)	(356)	(7,626)	(1,153)	(1,805)

Net investment income (loss)	748	61	11,122	(1,153)	(730)

Net realized gain (loss)	(61)	152	5,129	4,344	2,765

Capital gain distribution from mutual funds	—	956	—	28,461	—

Change in unrealized appreciation (depreciation) of investments	(1,528)	(4,087)	20,665	(6,098)	53,386

Increase (decrease) in net assets from operations	(841)	(2,918)	36,916	25,554	55,421

From contract transactions:

Payments received from contract owners	3,203	—	696	5,143	—

Payments for contract benefits or terminations	—	—	(73,837)	—	—

Policy loans	—	—	—	(149)	—

Transfers between sub-accounts (including fixed account), net	—	—	(2,791)	(22)	—

Contract maintenance charges	(856)	(1,160)	(20,612)	(6,686)	(5,924)

Increase (decrease) in net assets from contract transactions	2,347	(1,160)	(96,544)	(1,714)	(5,924)

Increase (decrease) in net assets	1,506	(4,078)	(59,628)	23,840	49,497

Net assets at beginning of period	35,349	46,801	1,028,258	223,557	206,982

Net assets at end of period	$36,855	$42,723	$968,630	$247,397	$256,479

Beginning units	2,675	2,733	50,942	6,262	6,625

Units issued	232	—	58	160	—

Units redeemed	(54)	(66)	(4,535)	(202)	(161)

Ending units	2,853	2,667	46,465	6,220	6,464

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Core Equity Fund Series I	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Global Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. Main Street Fund Series I

For the Year Ended December 31, 2021

From operations:

Dividends	$432	$3,640	$—	$917	$394

Mortality and expense risk and administrative charges	(152)	(938)	(169)	(164)	(27)

Net investment income (loss)	280	2,702	(169)	753	367

Net realized gain (loss)	9	256	5,898	122	(88)

Capital gain distribution from mutual funds	7,346	23,220	7,133	5,219	10,156

Change in unrealized appreciation (depreciation) of investments	(19,127)	(75,184)	(40,034)	(9,607)	(17,118)

Increase (decrease) in net assets from operations	(11,492)	(49,006)	(27,172)	(3,513)	(6,683)

From contract transactions:

Payments received from contract owners	2,107	5,150	2,952	1,762	2,073

Payments for contract benefits or terminations	—	(4,994)	—	—	—

Policy loans	—	24	(6,085)	(1)	—

Transfers between sub-accounts (including fixed account), net	2	870	(27,689)	(3)	(10)

Contract maintenance charges	(2,838)	(9,045)	(1,697)	(1,366)	(3,565)

Increase (decrease) in net assets from contract transactions	(729)	(7,995)	(32,519)	392	(1,502)

Increase (decrease) in net assets	(12,221)	(57,001)	(59,691)	(3,121)	(8,185)

Net assets at beginning of period	55,449	260,100	97,075	57,526	33,214

Net assets at end of period	$43,228	$203,099	$37,384	$54,405	$25,029

Beginning units	1,830	9,436	2,329	2,267	738

Units issued	33	372	779	55	85

Units redeemed	(61)	(804)	(1,611)	(43)	(126)

Ending units	1,802	9,004	1,497	2,279	697

For the Year Ended December 31, 2020

From operations:

Dividends	$339	$3,323	$—	$804	$212

Mortality and expense risk and administrative charges	(205)	(1,129)	(252)	(153)	(30)

Net investment income (loss)	134	2,194	(252)	651	182

Net realized gain (loss)	3,950	6,054	3,212	111	285

Capital gain distribution from mutual funds	1,161	17,547	4,823	—	1,730

Change in unrealized appreciation (depreciation) of investments	9,243	(12,281)	5,343	11,343	4,976

Increase (decrease) in net assets from operations	14,488	13,514	13,126	12,105	7,173

From contract transactions:

Payments received from contract owners	3,046	8,862	3,132	4,275	1,581

Payments for contract benefits or terminations	(16,788)	(1,035)	(7,365)	—	—

Policy loans	(520)	(20)	—	(1)	—

Transfers between sub-accounts (including fixed account), net	156	708	(94)	18	(2)

Contract maintenance charges	(2,896)	(10,572)	(1,795)	(1,404)	(2,234)

Increase (decrease) in net assets from contract transactions	(17,002)	(2,057)	(6,122)	2,888	(655)

Increase (decrease) in net assets	(2,514)	11,457	7,004	14,993	6,518

Net assets at beginning of period	57,963	248,643	90,071	42,533	26,696

Net assets at end of period	$55,449	$260,100	$97,075	$57,526	$33,214

Beginning units	2,463	9,546	2,504	2,143	756

Units issued	1,087	965	84	168	38

Units redeemed	(1,720)	(1,075)	(259)	(44)	(56)

Ending units	1,830	9,436	2,329	2,267	738

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1

For the Year Ended December 31, 2021

From operations:

Dividends	$9	$92	$96	$56	$15,517

Mortality and expense risk and administrative charges	(22)	(26)	(22)	(3)	(12,236)

Net investment income (loss)	(13)	66	74	53	3,281

Net realized gain (loss)	105	(311)	443	—	21,694

Capital gain distribution from mutual funds	1,953	1,163	—	15	233,215

Change in unrealized appreciation (depreciation) of investments	(4,070)	(3,385)	(1,269)	(460)	(413,988)

Increase (decrease) in net assets from operations	(2,025)	(2,467)	(752)	(392)	(155,798)

From contract transactions:

Payments received from contract owners	—	665	605	147	—

Policy loans	—	—	(1,171)	—	—

Transfers between sub-accounts (including fixed account), net	(695)	1	20	(1)	1

Contract maintenance charges	(81)	(1,077)	(276)	(17)	(38,789)

Increase (decrease) in net assets from contract transactions	(776)	(411)	(822)	129	(38,788)

Increase (decrease) in net assets	(2,801)	(2,878)	(1,574)	(263)	(194,586)

Net assets at beginning of period	12,749	12,665	6,796	3,063	1,770,351

Net assets at end of period	$9,948	$9,787	$5,222	$2,800	$1,575,765

Beginning units	362	464	500	191	34,956

Units issued	3	30	126	10	—

Units redeemed	(28)	(47)	(195)	(1)	(824)

Ending units	337	447	431	200	34,132

For the Year Ended December 31, 2020

From operations:

Dividends	$29	$43	$68	$56	$15,053

Mortality and expense risk and administrative charges	(25)	(49)	(25)	(3)	(12,546)

Net investment income (loss)	4	(6)	43	53	2,507

Net realized gain (loss)	235	4,764	49	—	82,136

Capital gain distribution from mutual funds	1,109	558	—	41	82,923

Change in unrealized appreciation (depreciation) of investments	487	(3,445)	641	(137)	243,214

Increase (decrease) in net assets from operations	1,835	1,871	733	(43)	410,780

From contract transactions:

Payments received from contract owners	—	665	795	146	—

Payments for contract benefits or terminations	—	—	—	—	(129,649)

Policy loans	—	—	(3)	—	—

Transfers between sub-accounts (including fixed account), net	(611)	—	—	—	(5,385)

Contract maintenance charges	(81)	(875)	(258)	(15)	(31,985)

Increase (decrease) in net assets from contract transactions	(692)	(210)	534	131	(167,019)

Increase (decrease) in net assets	1,143	1,661	1,267	88	243,761

Net assets at beginning of period	11,606	11,004	5,529	2,975	1,526,590

Net assets at end of period	$12,749	$12,665	$6,796	$3,063	$1,770,351

Beginning units	383	488	461	183	38,859

Units issued	—	472	55	9	5

Units redeemed	(21)	(496)	(16)	(1)	(3,908)

Ending units	362	464	500	191	34,956
  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT New Discovery Series Initial Class	Morgan Stanley VIF Growth Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I

For the Year Ended December 31, 2021

From operations:

Dividends	$4,864	$—	$—	$—	$—

Mortality and expense risk and administrative charges	(8,070)	(159)	(40)	(17)	(122)

Net realized gain (loss)	10,365	(3,599)	(16)	(249)	(2,232)

Capital gain distribution from mutual funds	225,948	7,055	2,542	3,386	6,324

Change in unrealized appreciation (depreciation) of investments	(488,600)	(30,848)	(5,761)	(10,583)	(18,227)

Increase (decrease) in net assets from operations	(255,493)	(27,551)	(3,275)	(7,463)	(14,257)

From contract transactions:

Payments received from contract owners	549	594	224	147	481

Policy loans	(1)	—	—	—	—

Transfers between sub-accounts (including fixed account), net	—	2	(2)	(1)	1

Contract maintenance charges	(25,427)	(13,034)	(66)	(92)	(7,743)

Increase (decrease) in net assets from contract transactions	(24,879)	(12,438)	156	54	(7,261)

Increase (decrease) in net assets	(280,372)	(39,989)	(3,119)	(7,409)	(21,518)

Net assets at beginning of period	1,286,386	90,280	10,798	12,391	50,747

Net assets at end of period	$1,006,014	$50,291	$7,679	$4,982	$29,229

Beginning units	40,640	1,587	209	140	1,224

Units issued	16	5	5	3	281

Units redeemed	(954)	(295)	(1)	(2)	(519)

Ending units	39,702	1,297	213	141	986

For the Year Ended December 31, 2020

From operations:

Dividends	$6,471	$—	$—	$—	$—

Mortality and expense risk and administrative charges	(9,517)	(233)	(56)	(33)	(190)

Net investment income (loss)	(3,046)	(233)	(56)	(33)	(190)

Net realized gain (loss)	68,902	32,061	39	20	17,702

Capital gain distribution from mutual funds	31,275	11,735	1,765	3,290	5,460

Change in unrealized appreciation (depreciation) of investments	136,180	(25,708)	(1,615)	(3,302)	(16,824)

Increase (decrease) in net assets from operations	233,311	17,855	133	(25)	6,148

From contract transactions:

Payments received from contract owners	549	593	224	147	581

Payments for contract benefits or terminations	(101,528)	—	—	—	—

Policy loans	(1)	—	—	—	—

Transfers between sub-accounts (including fixed account), net	(7,303)	(2)	—	—	1

Contract maintenance charges	(24,197)	(8,039)	(63)	(87)	(5,775)

Increase (decrease) in net assets from contract transactions	(132,480)	(7,448)	161	60	(5,193)

Increase (decrease) in net assets	100,831	10,407	294	35	955

Net assets at beginning of period	1,185,555	79,873	10,504	12,356	49,792

Net assets at end of period	$1,286,386	$90,280	$10,798	$12,391	$50,747

Beginning units	45,131	1,781	206	139	1,378

Units issued	22	1,555	4	1	859

Units redeemed	(4,513)	(1,749)	(1)	—	(1,013)

Ending units	40,640	1,587	209	140	1,224

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO CommodityRealRet urn Strategy Portfolio Administrative Class	PIMCO High Yield Portfolio Administrative Class	PIMCO Long-Term U.S. Government Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class	PIMCO Short-Term Portfolio Administrative Class

For the Year Ended December 31, 2021

From operations:

Dividends	$6,264	$2,168	$9,068	$1,956	$1,757

Mortality and expense risk and administrative charges	(106)	(322)	(3,331)	(126)	(733)

Net investment income (loss)	6,158	1,846	5,737	1,830	1,024

Net realized gain (loss)	350	(235)	(3,409)	29	(82)

Capital gain distribution from mutual funds	—	—	—	—	188

Change in unrealized appreciation (depreciation) of investments	(4,509)	(6,825)	(163,880)	(5,588)	(2,073)

Increase (decrease) in net assets from operations	1,999	(5,214)	(161,552)	(3,729)	(943)

From contract transactions:

Payments received from contract owners	4,061	—	—	1,057	824

Policy loans	—	—	—	(4)	—

Transfers between sub-accounts (including fixed account), net	(1,512)	—	—	(271)	(777)

Contract maintenance charges	(1,678)	(1,409)	(11,856)	(1,059)	(3,792)

Increase (decrease) in net assets from contract transactions	871	(1,409)	(11,856)	(277)	(3,745)

Increase (decrease) in net assets	2,870	(6,623)	(173,408)	(4,006)	(4,688)

Net assets at beginning of period	25,648	47,820	554,033	30,450	111,468

Net assets at end of period	$28,518	$41,197	$380,625	$26,444	$106,780

Beginning units	2,078	1,765	20,899	1,877	10,268

Units issued	281	—	—	27	44

Units redeemed	(191)	(57)	(560)	(46)	(393)

Ending units	2,168	1,708	20,339	1,858	9,919

For the Year Ended December 31, 2020

From operations:

Dividends	$996	$2,118	$8,666	$1,463	$1,251

Mortality and expense risk and administrative charges	(78)	(358)	(4,160)	(133)	(771)

Net investment income (loss)	918	1,760	4,506	1,330	480

Net realized gain (loss)	142	13	5,928	45	26

Capital gain distribution from mutual funds	—	—	102,177	—	—

Change in unrealized appreciation (depreciation) of investments	5,049	(430)	(147,526)	112	(1,335)

Increase (decrease) in net assets from operations	6,109	1,343	(34,915)	1,487	(829)

From contract transactions:

Payments received from contract owners	3,471	—	—	1,057	824

Payments for contract benefits or terminations	—	—	(33,913)	—	(268)

Policy loans	—	—	—	(3)	—

Transfers between sub-accounts (including fixed account), net	(427)	—	1,302	645	910

Contract maintenance charges	(1,535)	(1,170)	(11,615)	(996)	(3,522)

Increase (decrease) in net assets from contract transactions	1,509	(1,170)	(44,226)	703	(2,056)

Increase (decrease) in net assets	7,618	173	(79,141)	2,190	(2,885)

Net assets at beginning of period	18,030	47,647	633,174	28,260	114,353

Net assets at end of period	$25,648	$47,820	$554,033	$30,450	$111,468

Beginning units	1,925	1,809	22,572	1,831	10,469

Units issued	311	—	2	58	113

Units redeemed	(158)	(44)	(1,675)	(12)	(314)

Ending units	2,078	1,765	20,899	1,877	10,268

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Value Fund Class IB

For the Year Ended December 31, 2021

From operations:

Dividends	$1,564	$96	$—	$330	$468

Mortality and expense risk and administrative charges	(236)	(36)	(89)	(41)	(105)

Net investment income (loss)	1,328	60	(89)	289	363

Net realized gain (loss)	(1,268)	11	(152)	101	1,903

Capital gain distribution from mutual funds	—	2,326	5,677	575	2,712

Change in unrealized appreciation (depreciation) of investments	(9,818)	(5,660)	(17,464)	(2,262)	(6,516)

Increase (decrease) in net assets from operations	(9,758)	(3,263)	(12,028)	(1,297)	(1,538)

From contract transactions:

Payments received from contract owners	5,894	399	821	758	825

Payments for contract benefits or terminations	—	—	—	—	(8,010)

Policy loans	(6,459)	—	—	—	—

Transfers between sub-accounts (including fixed account), net	(377)	1	1	(1)	97

Contract maintenance charges	(3,970)	(207)	(211)	(999)	(461)

Increase (decrease) in net assets from contract transactions	(4,912)	193	611	(242)	(7,549)

Increase (decrease) in net assets	(14,670)	(3,070)	(11,417)	(1,539)	(9,087)

Net assets at beginning of period	70,928	16,521	38,185	18,145	33,535

Net assets at end of period	$56,258	$13,451	$26,768	$16,606	$24,448

Beginning units	4,115	405	793	1,467	1,018

Units issued	607	11	21	56	24

Units redeemed	(911)	(5)	(5)	(79)	(270)

Ending units	3,811	411	809	1,444	772

For the Year Ended December 31, 2020

From operations:

Dividends	$1,287	$47	$—	$352	$359

Mortality and expense risk and administrative charges	(297)	(37)	(115)	(49)	(105)

Net investment income (loss)	990	10	(115)	303	254

Net realized gain (loss)	(267)	49	27	875	157

Capital gain distribution from mutual funds	2,971	1,166	5,213	222	1,117

Change in unrealized appreciation (depreciation) of investments	(4,923)	2,331	(2,420)	914	5,492

Increase (decrease) in net assets from operations	(1,229)	3,556	2,705	2,314	7,020

From contract transactions:

Payments received from contract owners	6,378	399	821	758	1,093

Payments for contract benefits or terminations	(4,173)	—	—	—	—

Policy loans	(3)	—	—	—	27

Transfers between sub-accounts (including fixed account), net	2,817	—	2	1	(2)

Contract maintenance charges	(3,580)	(188)	(148)	(801)	(576)

Increase (decrease) in net assets from contract transactions	1,439	211	675	(42)	542

Increase (decrease) in net assets	210	3,767	3,380	2,272	7,562

Net assets at beginning of period	70,718	12,754	34,805	15,873	25,973

Net assets at end of period	$70,928	$16,521	$38,185	$18,145	$33,535

Beginning units	4,044	399	779	1,480	1,000

Units issued	870	11	17	300	34

Units redeemed	(799)	(5)	(3)	(313)	(16)

Ending units	4,115	405	793	1,467	1,018

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA AB Growth Portfolio Class 1	SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$—	$4	$622	$—

Mortality and expense risk and administrative charges	(133)	(22)	—	(32)	(34)

Net investment income (loss)	(133)	(22)	4	590	(34)

Net realized gain (loss)	39,599	(7,287)	1	757	5,070

Capital gain distribution from mutual funds	5,156	—	46	3,612	3,863

Change in unrealized appreciation (depreciation) of investments	(88,181)	1,320	(106)	(5,622)	(21,038)

Increase (decrease) in net assets from operations	(43,559)	(5,989)	(55)	(663)	(12,139)

From contract transactions:

Payments received from contract owners	585	206	59	1,127	318

Policy loans	—	25	25	25	—

Transfers between sub-accounts (including fixed account), net	(145,188)	(25,867)	(1)	(3)	(28,901)

Contract maintenance charges	(3,666)	(273)	(49)	(1,788)	(670)

Increase (decrease) in net assets from contract transactions	(148,269)	(25,909)	34	(639)	(29,253)

Increase (decrease) in net assets	(191,828)	(31,898)	(21)	(1,302)	(41,392)

Net assets at beginning of period	221,763	34,700	354	33,603	56,359

Net assets at end of period	$29,935	$2,802	$333	$32,301	$14,967

Beginning units	3,538	1,882	13	920	1,486

Units issued	2,841	1,712	3	33	11

Units redeemed	(5,710)	(3,406)	(2)	(51)	(955)

Ending units	669	188	14	902	542

For the Year Ended December 31, 2020

From operations:

Dividends	$—	$896	$2	$579	$—

Mortality and expense risk and administrative charges	(195)	(36)	—	(31)	(48)

Net investment income (loss)	(195)	860	2	548	(48)

Net realized gain (loss)	2,017	(8)	5	630	237

Capital gain distribution from mutual funds	15,886	—	16	1,030	6,208

Change in unrealized appreciation (depreciation) of investments	31,759	(3,602)	12	4,707	(2,116)

Increase (decrease) in net assets from operations	49,467	(2,750)	35	6,915	4,281

From contract transactions:

Payments received from contract owners	2,523	1,175	58	1,123	195

Policy loans	—	23	22	23	—

Transfers between sub-accounts (including fixed account), net	22	2	(1)	2	9,120

Contract maintenance charges	(2,848)	(356)	(50)	(1,490)	(961)

Increase (decrease) in net assets from contract transactions	(303)	844	29	(342)	8,354

Increase (decrease) in net assets	49,164	(1,906)	64	6,573	12,635

Net assets at beginning of period	172,599	36,606	290	27,030	43,724

Net assets at end of period	$221,763	$34,700	$354	$33,603	$56,359

Beginning units	3,543	1,839	11	930	1,277

Units issued	47	62	3	35	236

Units redeemed	(52)	(19)	(1)	(45)	(27)

Ending units	3,538	1,882	13	920	1,486

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1	VALIC Company I Core Bond Fund	VALIC Company I Emerging Economies Fund

For the Year Ended December 31, 2021

From operations:

Dividends	$—	$—	$—	$1,279	$2,021

Mortality and expense risk and administrative charges	(111)	(7)	—	(673)	(338)

Net investment income (loss)	(111)	(7)	—	606	1,683

Net realized gain (loss)	(66,913)	(14)	—	(514)	(31)

Capital gain distribution from mutual funds	40,522	1,130	—	1,083	7,284

Change in unrealized appreciation (depreciation) of investments	(29,130)	(2,734)	—	(18,088)	(26,449)

Increase (decrease) in net assets from operations	(55,632)	(1,625)	—	(16,913)	(17,513)

From contract transactions:

Payments received from contract owners	91	—	—	—	—

Transfers between sub-accounts (including fixed account), net	(146,513)	751	—	52	1,622

Contract maintenance charges	(1,352)	(27)	—	(3,235)	(1,549)

Increase (decrease) in net assets from contract transactions	(147,774)	724	—	(3,183)	73

Increase (decrease) in net assets	(203,406)	(901)	—	(20,096)	(17,440)

Net assets at beginning of period	207,938	4,000	—	114,936	67,957

Net assets at end of period	$4,532	$3,099	$—	$94,840	$50,517

Beginning units	2,422	92	—	8,916	5,095

Units issued	2,327	21	—	13	149

Units redeemed	(4,666)	—	—	(292)	(145)

Ending units	83	113	—	8,637	5,099

For the Year Ended December 31, 2020

From operations:

Dividends	$—	$—	$—	$—	$1,193

Mortality and expense risk and administrative charges	(208)	(8)	(7)	(474)	(442)

Net investment income (loss)	(208)	(8)	(7)	(474)	751

Net realized gain (loss)	1,033	70	3,947	30	903

Capital gain distribution from mutual funds	46,936	1,020	1,667	—	—

Change in unrealized appreciation (depreciation) of investments	(36,843)	(882)	(5,044)	1,399	(1,112)

Increase (decrease) in net assets from operations	10,918	200	563	955	542

From contract transactions:

Payments received from contract owners	1,546	—	122	—	—

Transfers between sub-accounts (including fixed account), net	15	(41)	(9,213)	116,001	180

Contract maintenance charges	(2,026)	(27)	(50)	(2,020)	(1,449)

Increase (decrease) in net assets from contract transactions	(465)	(68)	(9,141)	113,981	(1,269)

Increase (decrease) in net assets	10,453	132	(8,578)	114,936	(727)

Net assets at beginning of period	197,485	3,868	8,578	—	68,684

Net assets at end of period	$207,938	$4,000	$—	$114,936	$67,957

Beginning units	2,427	94	223	—	5,180

Units issued	19	3	3	9,073	92

Units redeemed	(24)	(5)	(226)	(157)	(177)

Ending units	2,422	92	—	8,916	5,095

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Money Market I Fund	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
For the Year Ended December 31, 2021

From operations:

Dividends	$9	$3,892	$6,251	$459	$—

Mortality and expense risk and administrative charges	(17)	(865)	(3,490)	(683)	(116)

Net investment income (loss)	(8)	3,027	2,761	(224)	(116)

Net realized gain (loss)	—	97	(828)	715	(1,247)

Capital gain distribution from mutual funds	—	—	39,735	18,896	9,918

Change in unrealized appreciation (depreciation) of investments	—	(25,783)	(117,921)	(97,314)	(28,213)

Increase (decrease) in net assets from operations	(8)	(22,659)	(76,253)	(77,927)	(19,658)

From contract transactions:

Payments received from contract owners	292	591	176	2,957	180

Policy loans	5	—	—	—	—

Transfers between sub-accounts (including fixed account), net	(8,683)	—	1	201	1

Contract maintenance charges	(530)	(3,890)	(11,441)	(3,950)	(1,603)

Increase (decrease) in net assets from contract transactions	(8,916)	(3,299)	(11,264)	(792)	(1,422)

Increase (decrease) in net assets	(8,924)	(25,958)	(87,517)	(78,719)	(21,080)

Net assets at beginning of period	8,924	149,684	546,531	235,684	50,625

Net assets at end of period	$—	$123,726	$459,014	$156,965	$29,545

Beginning units	890	9,855	16,192	2,829	684

Units issued	29	44	5	36	3

Units redeemed	(919)	(300)	(389)	(49)	(30)

Ending units	—	9,599	15,808	2,816	657

For the Year Ended December 31, 2020

From operations:

Dividends	$—	$1,819	$5,220	$619	$21

Mortality and expense risk and administrative charges	(34)	(1,012)	(3,845)	(776)	(214)

Net investment income (loss)	(34)	807	1,375	(157)	(193)

Net realized gain (loss)	—	748	3,240	1,387	18,762

Capital gain distribution from mutual funds	—	583	14,305	15,279	5,108

Change in unrealized appreciation (depreciation) of investments	—	12,051	88,793	33,080	(18,348)

Increase (decrease) in net assets from operations	(34)	14,189	107,713	49,589	5,329

From contract transactions:

Payments received from contract owners	441	591	176	2,957	180

Payments for contract benefits or terminations	—	—	(32,997)	—	—

Policy loans	25	—	—	—	—

Transfers between sub-accounts (including fixed account), net	2	3	(1,682)	(267)	—

Contract maintenance charges	(1,022)	(3,629)	(10,272)	(3,589)	(1,334)

Increase (decrease) in net assets from contract transactions	(554)	(3,035)	(44,775)	(899)	(1,154)

Increase (decrease) in net assets	(588)	11,154	62,938	48,690	4,175

Net assets at beginning of period	9,512	138,530	483,593	186,994	46,450

Net assets at end of period	$8,924	$149,684	$546,531	$235,684	$50,625

Beginning units	963	10,053	17,579	2,838	717

Units issued	612	44	6	32	504

Units redeemed	(685)	(242)	(1,393)	(41)	(537)

Ending units	890	9,855	16,192	2,829	684

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company II Strategic Bond Fund	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class
For the Year Ended December 31, 2021

From operations:

Dividends	$8,076	$7,582	$—	$270	$565

Mortality and expense risk and administrative charges	(7,843)	(3,495)	—	(480)	(172)

Net investment income (loss)	233	4,087	—	(210)	393

Net realized gain (loss)	(6,576)	5,355	—	(1,576)	408

Capital gain distribution from mutual funds	110,752	52,104	—	18,731	—

Change in unrealized appreciation (depreciation) of investments	(371,492)	(195,129)	—	(47,725)	1,707

Increase (decrease) in net assets from operations	(267,083)	(133,583)	—	(30,780)	2,508

From contract transactions:

Payments received from contract owners	340	1,428	—	7,599	922

Payments for contract benefits or terminations	—	(9,358)	—	—	—

Policy loans	—	—	—	—	82

Transfers between sub-accounts (including fixed account), net	167	(170)	—	4	(3)

Contract maintenance charges	(25,841)	(16,068)	—	(5,128)	(3,347)

Adjustments to net assets allocated to contracts in payout period	—	—	—	—	—

Increase (decrease) in net assets from contract transactions	$(25,334)	$(24,168)	$—	$2,475	$(2,346)

Increase (decrease) in net assets	(292,417)	(157,751)	—	(28,305)	162

Net assets at beginning of period	1,262,839	714,746	—	120,583	32,412

Net assets at end of period	970,422	556,995	—	92,278	32,574

Beginning units	40,269	21,210	—	3,206	965

Units issued	20	30	—	247	32

Units redeemed	(994)	(815)	—	(193)	(98)

Ending units	39,295	20,425	—	3,260	899

For the Year Ended December 31, 2020

From operations:

Dividends	$9,959	$9,433	$6,467	$1,286	$142

Mortality and expense risk and administrative charges	(9,630)	(3,711)	(299)	(693)	(164)

Net investment income (loss)	329	5,722	6,168	593	(22)

Net realized gain (loss)	14,388	10,114	(1,507)	835	(132)

Capital gain distribution from mutual funds	56,419	29,357	658	3,140	—

Change in unrealized appreciation (depreciation) of investments	93,056	111,086	(5,817)	(21,550)	5,461

Increase (decrease) in net assets from operations	164,192	156,279	(498)	(16,982)	5,307

From contract transactions:

Payments received from contract owners	340	1,658	—	5,217	1,483

Payments for contract benefits or terminations	(94,558)	—	—	(1,205)	(718)

Policy loans	—	—	—	—	61

Transfers between sub-accounts (including fixed account), net	(7,174)	(293)	(114,842)	(16)	(34)

Contract maintenance charges	(25,343)	(14,851)	(999)	(5,346)	(2,780)

Increase (decrease) in net assets from contract transactions	(126,735)	(13,486)	(115,841)	(1,350)	(1,988)

Increase (decrease) in net assets	37,457	142,793	(116,339)	(18,332)	3,319

Net assets at beginning of period	1,225,382	571,953	116,339	138,915	29,093

Net assets at end of period	$1,262,839	$714,746	$—	$120,583	$32,412

Beginning units	44,384	21,677	9,064	3,238	1,025

Units issued	22	556	78	162	52

Units redeemed	(4,137)	(1,023)	(9,142)	(194)	(112)

Ending units	40,269	21,210	—	3,206	965

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2021
From operations:

Dividends	$661	$1,384	$24,393

Mortality and expense risk and administrative charges	(55)	(228)	(13,568)

Net investment income (loss)	606	1,156	10,825

Net realized gain (loss)	(322)	2,021	27,746

Capital gain distribution from mutual funds	—	3,125	130,665

Change in unrealized appreciation (depreciation) of investments	(1,748)	(30,317)	(600,350)

Increase (decrease) in net assets from operations	(1,464)	(24,015)	(431,114)

From contract transactions:

Payments received from contract owners	984	3,086	—

Policy loans	(1,170)	(7,834)	—

Transfers between sub-accounts (including fixed account), net	(2)	(245)	3

Contract maintenance charges	(356)	(3,553)	(42,795)

Increase (decrease) in net assets from contract transactions	(544)	(8,546)	(42,792)

Increase (decrease) in net assets	(2,008)	(32,561)	(473,906)

Net assets at beginning of period	14,398	95,103	2,147,053

Net assets at end of period	$12,390	$62,542	$1,673,147

Beginning units	654	3,063	49,956

Units issued	94	439	—

Units redeemed	(122)	(790)	(1,177)

Ending units	626	2,712	48,779

For the Year Ended December 31, 2020

From operations:

Dividends	$581	$1,727	$23,583

Mortality and expense risk and administrative charges	(59)	(321)	(14,984)

Net investment income (loss)	522	1,406	8,599

Net realized gain (loss)	6	5,600	121,661

Capital gain distribution from mutual funds	—	2,285	101,197

Change in unrealized appreciation (depreciation) of investments	(82)	18,316	207,123

Increase (decrease) in net assets from operations	446	27,607	438,580

From contract transactions:

Payments received from contract owners	829	3,825	—

Payments for contract benefits or terminations	—	(5,595)	(161,665)

Policy loans	(2)	(2)	—

Transfers between sub-accounts (including fixed account), net	—	(521)	(5,655)

Contract maintenance charges	(325)	(3,140)	(38,227)

Increase (decrease) in net assets from contract transactions	502	(5,433)	(205,547)

Increase (decrease) in net assets	948	22,174	233,033

Net assets at beginning of period	13,450	72,929	1,914,020

Net assets at end of period	$14,398	$95,103	$2,147,053

Beginning units	631	3,312	55,533

Units issued	35	1,346	7

Units redeemed	(12)	(1,595)	(5,584)

Ending units	654	3,063	49,956

  The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account USL VL-R (“the Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable universal life insurance policies issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which American International Group, Inc. (“AIG Parent”) sold 80,000,000 shares of Corebridge Parent common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge Parent. AIG Parent is a publicly traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG Parent and its consolidated subsidiaries, unless the context refers to AIG Parent only.

The Separate Account includes the following products, which are no longer available for sale:

Executive Advantage	Platinum Investor PLUS

Gemstone Life	Platinum Investor VIP

Income Advantage Select	Protection Advantage Select

Platinum Investor	Variable Universal Life Policy

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub- account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open- ended management investment companies and the names below them are the names of the sub-accounts/ corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2022 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)

AB VPS Balanced Hedged Allocation Portfolio Class A(d)	AB VPS Large Cap Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A

AB VPS Intermediate Bond Portfolio Class A(i)	AB VPS Sustainable Global Thematic Growth Portfolio Class A(e)

The Alger Portfolios (Alger)

Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2

American Century Variable Portfolios, Inc. (American Century VP)

American Century VP Capital Appreciation Fund Class I	American Century VP International Fund Class I(a)

American Century VP Disciplined Core Value Fund Class 1	American Century VP Value Fund Class I

American Funds Insurance Series (American Funds IS)

American Funds IS American High-Income Trust Class 2	American Funds IS Growth Fund Class 2(a)

American Funds IS Asset Allocation Fund Class 2(a)	American Funds IS Growth-Income Fund Class 2

American Funds IS Global Growth Fund Class 2(a)	American Funds IS International Fund Class 2(a)

BlackRock Variable Series Funds II, Inc. (BlackRock)

BlackRock II U.S. Government Bond V.I. Fund Class I(a)

BlackRock Variable Series Funds, Inc. (BlackRock)

BlackRock Advantage SMID Cap V.I. Fund Class I(a)	BlackRock Capital Appreciation V.I. Fund Class I(a)

BlackRock Basic Value V.I. Fund Class I(a)

BNY Mellon Investment Portfolios (BNY Mellon IP)

BNY Mellon IP MidCap Stock Portfolio Initial Shares

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

BNY Mellon Stock Index Fund Inc.

BNY Mellon Stock Index Fund, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)

Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class

Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2(a)

Fidelity VIP Balanced Portfolio Initial Class(a)	Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class(a)

Fidelity VIP Freedom 2020 Portfolio Service Class 2(a)	Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Freedom 2025 Portfolio Service Class 2(a)	Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Freedom 2030 Portfolio Service Class 2(a)	Fidelity VIP Overseas Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)

FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2

FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2(a)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)

Goldman Sachs VIT International Equity Insights Fund Institutional(a)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares(a)

Invesco Variable Insurance Funds (Invesco V.I.)

Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Fund Series I

Invesco V.I. American Value Fund Series I	Invesco V.I. Global Real Estate Fund Series I(a)

Invesco V.I. Conservative Balanced Fund Series I(a)	Invesco V.I. Growth and Income Fund Series I

Invesco V.I. Core Equity Fund Series I	Invesco V.I. High Yield Fund Series I(a)

Invesco V.I. EQV International Equity Fund Series 1(h)	Invesco V.I. Main Street Fund Series I

Janus Aspen Series (Janus)

Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares

Janus Henderson Forty Portfolio Service Shares(a)	Janus Henderson Overseas Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)

JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1(a)

MFS Variable Insurance Trust (MFS VIT)

MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class(a)

MFS VIT New Discovery Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)

MFS VIT II Core Equity Portfolio Initial Class(a)

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(a)	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(a)

Morgan Stanley VIF Discovery Portfolio Class I(a)	Morgan Stanley VIF Growth Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I(a)

Neuberger Berman AMT Short Duration Bond Portfolio Class I(a)

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PIMCO Variable Insurance Trust (PIMCO)

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class

PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class(a)	PIMCO Short-Term Portfolio Administrative Class

PIMCO High Yield Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class

PIMCO Long-Term U.S. Government Portfolio Administrative Class

Pioneer Variable Contracts Trust (Pioneer)

Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I

Pioneer Mid Cap Value VCT Portfolio Class I(a)

Putnam Variable Trust (Putnam VT)

Putnam VT Diversified Income Fund Class IB(a)	Putnam VT Large Cap Value Fund Class IB

Putnam VT International Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB(a)

Seasons Series Trust (SST)(b)

SST SA Multi-Managed Mid Cap Value Portfolio Class 3(a)

SunAmerica Series Trust (SAST)(b)

SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1

SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1

SAST SA Janus Focused Growth Portfolio Class 1(a)	SAST SA Wellington Capital Appreciation Portfolio Class 3

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3(a)

SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1(g)

VALIC Company I(c)

VALIC Company I Core Bond Fund(f)	VALIC Company I Mid Cap Value Fund(a)

VALIC Company I Dynamic Allocation Fund(a)	VALIC Company I Nasdaq-100 Index Fund

VALIC Company I Emerging Economies Fund	VALIC Company I Science & Technology Fund

VALIC Company I Government Money Market I Fund(j)	VALIC Company I Small Cap Index Fund

VALIC Company I International Equities Index Fund	VALIC Company I Stock Index Fund

VALIC Company I International Value Fund(a)	VALIC Company I U.S. Socially Responsible Fund(a)

VALIC Company I Mid Cap Index Fund

VALIC Company II

VALIC Company II Strategic Bond Fund(f)

VanEck VIP Trust (VanEck VIP)

VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

Vanguard Variable Insurance Fund (Vanguard VIF)

Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Bond Market Index Portfolio(a)

Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio

(a)	Fund had no activity during the current year.

(b)	These are affiliated investment companies. SunAmerica Asset Management, LLC. “SunAmerica”, an affiliate of USL, serves as the investment advisor to Seasons Series Trust, and SunAmerica Series Trust.

(c)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of USL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I, Seasons Series Trust and SunAmerica Series Trust. SunAmerica, an affiliate of USL, serves as administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.

(d)	Formerly AB VPS Balanced Wealth Strategy Portfolio.

(e)	Formerly AB VPS Global Thematic Growth Portfolio.

(f)

The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(g)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.

(h)	Formerly Invesco V.I. International Growth Fund.

(i)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to March 3, 2022 (cessation of operations).

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(j)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business USL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

We are continually assessing the impact on our business, operations and investments and separate account assets of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis.

Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to USL from the contract owner’s selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner’s selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2022 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2022, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses USL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets. The exact rate depends on the particular product issued.

Expense charges for each product are as follows:

Products	Mortality and Expense Risk Maximum Annual Rate and Administrative Charges Maximum Annual Rate	First Reduction in Mortality and Expense Risk and Administrative Charges Rate(a)	Second Reduction in Mortality and Expense Risk and Administrative Charges Rate(b)
Income Advantage Select	0.70%	0.35%	0.20%
Platinum Investor	0.75%	0.25%	0.25%
Platinum Investor PLUS	0.70%	0.25%	0.35%
Platinum Investor VIP	0.70%	0.35%	0.20%
Protection Advantage Select	0.70%	0.35%	0.20%

(a)	After 10th policy year.
(b)	After 20th policy year.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Products	Separate Account Current Annual Rate	Separate Account Maximum Annual Rate
Executive Advantage®	0.15%	1.00%

Gemstone Life	0.10%	0.25%

Variable Universal Life Policy	0.50%	0.90%

Monthly Administrative Charge: USL makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The maximum monthly administrative expense charge is $15. USL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to USL for the administrative services provided under the current policies. USL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

USL may charge a maximum fee of $12 for the monthly contract maintenance charge. The monthly expense charge is applied only against each $1,000 of base coverage.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, USL may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal.

Cost of Insurance Charge: Since determination of both the insurance rate and USL’s net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to USL for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. USL deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services USL performs and a premium tax that is applicable to USL in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A summary of premium tax charges follows:

Products	Premium Tax Charge
Income Advantage Select	3.50% of each premium payment
Platinum Investor	2.00% of each premium payment
Platinum Investor PLUS	3.50% of each premium payment
Platinum Investor VIP	3.50% of each premium payment
Protection Advantage Select	3.50% of each premium payment
Executive Advantage®	The maximum charge is 9.00% of each premium payment
Gemstone Life*

5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Variable Universal Life Policy	5% of each premium payment plus the state specific premium taxes

*

The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

5.	Purchases and Sales of Investments

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales

AB VPS Balanced Hedged Allocation Portfolio Class A	$13,564	$2,028

AB VPS Growth and Income Portfolio Class A	136,047	28,863

AB VPS Intermediate Bond Portfolio Class A	0	31,564

AB VPS Large Cap Growth Portfolio Class A	202,965	112,111

AB VPS Small Cap Growth Portfolio Class A	70,259	4,319

AB VPS Sustainable Global Thematic Growth Portfolio Class A	47,907	13,276

Alger Capital Appreciation Portfolio Class I-2	6,880	631

Alger Mid Cap Growth Portfolio Class I-2	1,726	298

American Century VP Capital Appreciation Fund Class I	665	219

American Century VP Disciplined Core Value Fund Class 1	3,933	1,447

American Century VP Value Fund Class I	6,110	7,626

American Funds IS American High-Income Trust Class 2	283	247

American Funds IS Growth-Income Fund Class 2	1,230	647

BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,673	503

BNY Mellon Stock Index Fund, Inc. Initial Shares	121,097	83,422

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	1,662	6,847

Fidelity VIP Asset Manager Portfolio Initial Class	79,927	69,831

Fidelity VIP Asset Manager Portfolio Service Class 2	1,951	502

Fidelity VIP Contrafund Portfolio Initial Class	163,465	115,428

Fidelity VIP Contrafund Portfolio Service Class 2	8,452	12,111

Fidelity VIP Equity-Income Portfolio Service Class 2	1,606	934

Fidelity VIP Government Money Market Portfolio Initial Class	890,082	690,099

Fidelity VIP Growth Portfolio Initial Class	199,322	181,884

Fidelity VIP Growth Portfolio Service Class 2	6,003	3,583

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales

Fidelity VIP High Income Portfolio Initial Class	$7,341	$5,838

Fidelity VIP Investment Grade Bond Portfolio Initial Class	14,866	2,850

Fidelity VIP Mid Cap Portfolio Service Class 2	4,176	9,384

Fidelity VIP Overseas Portfolio Initial Class	8,880	9,025

FTVIP Franklin Mutual Shares VIP Fund Class 2	6,371	8,354

FTVIP Franklin Small Cap Value VIP Fund Class 2	9,404	5,520

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	3,920	897

FTVIP Templeton Developing Markets VIP Fund Class 2	3,471	1,360

FTVIP Templeton Foreign VIP Fund Class 2	27,908	28,762

Invesco V.I. American Franchise Fund Series I	57,530	16,394

Invesco V.I. American Value Fund Series I	45,928	9,578

Invesco V.I. Core Equity Fund Series I	8,615	1,718

Invesco V.I. EQV International Equity Fund Series 1	33,398	15,472

Invesco V.I. Global Fund Series I	33,715	59,273

Invesco V.I. Growth and Income Fund Series I	7,783	1,419

Invesco V.I. Main Street Fund Series I	12,585	3,565

Janus Henderson Enterprise Portfolio Service Shares	2,053	887

Janus Henderson Global Research Portfolio Service Shares	1,904	1,086

Janus Henderson Overseas Portfolio Service Shares	1,698	2,447

JPMorgan Insurance Trust Core Bond Portfolio Class 1	200	3

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	248,732	51,024

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	231,332	33,469

MFS VIT Growth Series Initial Class	7,238	12,781

MFS VIT New Discovery Series Initial Class	2,758	99

Morgan Stanley VIF Growth Portfolio Class I	3,529	106

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	16,065	17,124

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	10,130	3,101

PIMCO High Yield Portfolio Administrative Class	2,168	1,731

PIMCO Long-Term U.S. Government Portfolio Administrative Class	9,068	15,188

PIMCO Real Return Portfolio Administrative Class	2,354	801

PIMCO Short-Term Portfolio Administrative Class	2,477	5,011

PIMCO Total Return Portfolio Administrative Class	11,178	14,761

Pioneer Fund VCT Portfolio Class I	2,811	233

Pioneer Select Mid Cap Growth VCT Portfolio Class I	6,478	279

Putnam VT International Value Fund Class IB	1,534	912

Putnam VT Large Cap Value Fund Class IB	3,966	8,440

SAST SA AB Growth Portfolio Class 1	128,794	272,041

SAST SA Goldman Sachs Global Bond Portfolio Class 1	24,422	50,353

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	133	49

SAST SA JPMorgan Equity-Income Portfolio Class 1	5,177	1,614

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	4,065	29,488

SAST SA Wellington Capital Appreciation Portfolio Class 1	166,565	273,929

SAST SA Wellington Capital Appreciation Portfolio Class 3	1,879	29

VALIC Company I Core Bond Fund	2,523	4,016

VALIC Company I Emerging Economies Fund	10,913	1,873

VALIC Company I Government Money Market I Fund	291	9,215

VALIC Company I International Equities Index Fund	4,455	4,727

VALIC Company I Mid Cap Index Fund	46,158	14,926

VALIC Company I Nasdaq-100 Index Fund	21,797	3,917

VALIC Company I Science & Technology Fund	10,095	1,714

VALIC Company I Small Cap Index Fund	119,401	33,750

VALIC Company I Stock Index Fund	60,764	28,740

VanEck VIP Emerging Markets Fund Initial Class	25,966	4,970

VanEck VIP Global Resources Fund Initial Class	1,038	2,991

Vanguard VIF High Yield Bond Portfolio	2,607	2,546

Vanguard VIF Real Estate Index Portfolio	16,243	20,507

Vanguard VIF Total Stock Market Index Portfolio	155,059	56,360

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2022, follows:

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	3,868		19.52	75,497	3.26		0.50		-19.39

AB VPS Growth and Income Portfolio Class A	7,877		89.05	701,459	1.37		0.50		-4.67

AB VPS Intermediate Bond Portfolio Class A	—		15.02	—	0.00		0.50		-4.13

AB VPS Large Cap Growth Portfolio Class A	24,562	40.55	57.78	1,414,035	0.00	0.10	0.50	-28.86	-28.58

AB VPS Small Cap Growth Portfolio Class A	2,656		49.72	132,032	0.00		0.50		-39.40

AB VPS Sustainable Global Thematic Growth Portfolio Class A	9,667	20.37	40.15	380,606	0.00	0.10	0.50	-27.35	-27.06

Alger Capital Appreciation Portfolio Class I-2	2,502	26.25	35.03	66,646	0.00	0.20	0.45	-36.81	-36.65

Alger Mid Cap Growth Portfolio Class I-2	221		21.46	4,740	0.00		0.45		-36.36

American Century VP Capital Appreciation Fund Class I	90		47.28	4,270	0.00		0.10		-28.18

American Century VP Disciplined Core Value Fund Class 1	337		34.57	11,653	1.71		0.10		-12.82

American Century VP Value Fund Class I	1,335	30.41	43.06	44,117	1.92	0.00	0.50	0.04	0.54

American Funds IS American High-Income Trust Class 2	254		13.74	3,492	7.44		0.20		-9.45

American Funds IS Growth-Income Fund Class 2	403		25.25	10,177	1.20		0.20		-16.66

BNY Mellon IP MidCap Stock Portfolio Initial Shares	195		26.69	5,210	0.66		0.45		-14.46

BNY Mellon Stock Index Fund, Inc. Initial Shares	14,066	39.63	75.76	1,043,214	1.26	0.10	0.50	-18.72	-18.40

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	15		26.54	390	0.00		0.25		-16.83

Fidelity VIP Asset Manager Portfolio Initial Class	16,577		38.52	638,618	1.95		0.50		-15.36

Fidelity VIP Asset Manager Portfolio Service Class 2	560	17.79	18.43	10,152	1.89	0.35	0.45	-15.53	-15.45

Fidelity VIP Contrafund Portfolio Initial Class	45,973	54.82	55.67	2,645,851	0.47	0.10	0.75	-26.86	-26.39

Fidelity VIP Contrafund Portfolio Service Class 2	2,511	29.22	49.60	77,322	0.24	0.00	0.50	-26.85	-26.49

Fidelity VIP Equity-Income Portfolio Service Class 2	683	25.44	25.63	17,411	1.69	0.45	0.50	-5.72	-5.67

Fidelity VIP Government Money Market Portfolio Initial Class	30,679	10.11	12.06	400,483	2.57	0.10	0.50	1.01	1.34

Fidelity VIP Growth Portfolio Initial Class	24,328	42.48	81.47	1,981,406	0.57	0.10	0.50	-24.83	-24.53

Fidelity VIP Growth Portfolio Service Class 2	1,402	37.14	38.52	52,770	0.33	0.25	0.50	-25.02	-24.83

Fidelity VIP High Income Portfolio Initial Class	3,025	25.34	26.71	76,664	4.99	0.10	0.50	-11.82	-11.46

Fidelity VIP Investment Grade Bond Portfolio Initial Class	3,007	20.41	25.44	76,400	2.32	0.10	0.50	-13.39	-13.05

Fidelity VIP Mid Cap Portfolio Service Class 2	848	26.98	45.25	27,069	0.23	0.00	0.45	-15.35	-14.97

Fidelity VIP Overseas Portfolio Initial Class	6,323		31.69	200,369	0.96		0.50		-24.86

FTVIP Franklin Mutual Shares VIP Fund Class 2	1,118	18.76	19.46	22,125	1.63	0.25	0.50	-7.89	-7.66

FTVIP Franklin Small Cap Value VIP Fund Class 2	1,371	27.27	44.11	38,564	0.90	0.00	0.45	-10.47	-10.06

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	3,034	11.53	11.61	35,213	2.42	0.45	0.50	-10.20	-10.16

FTVIP Templeton Developing Markets VIP Fund Class 2	2,580		12.41	32,006	2.39		0.75		-22.57

FTVIP Templeton Foreign VIP Fund Class 2	45,360	10.70	19.34	866,766	2.93	0.45	0.75	-8.29	-8.02

Invesco V.I. American Franchise Fund Series I	5,883	27.18	28.53	160,418	0.00	0.10	0.50	-31.46	-31.18

Invesco V.I. American Value Fund Series I	6,254		38.35	239,851	0.73		0.75		-3.34

Invesco V.I. Core Equity Fund Series I	1,802	23.56	24.26	43,228	0.88	0.25	0.45	-20.90	-20.74

Invesco V.I. EQV International Equity Fund Series 1	9,004	27.51	29.32	203,099	1.57	0.10	0.50	-18.71	-18.39

Invesco V.I. Global Fund Series I	1,497	22.64	37.88	37,384	0.00	0.00	0.45	-32.07	-31.76

Invesco V.I. Growth and Income Fund Series I	2,279	21.51	27.77	54,405	1.64	0.20	0.45	-6.17	-5.94

Invesco V.I. Main Street Fund Series I	697		35.89	25,029	1.35		0.10		-20.21

Janus Henderson Enterprise Portfolio Service Shares	337		29.50	9,948	0.08		0.20		-16.32

Janus Henderson Global Research Portfolio Service Shares	447		21.91	9,787	0.82		0.25		-19.81

Janus Henderson Overseas Portfolio Service Shares	431	11.19	13.64	5,222	1.60	0.35	0.45	-9.24	-9.15

JPMorgan Insurance Trust Core Bond Portfolio Class 1	200		13.97	2,800	1.91		0.10		-12.66

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	34,132	46.17	48.10	1,575,765	0.93	0.45	0.75	-8.84	-8.57

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	39,702	25.31	28.42	1,006,014	0.42	0.45	0.75	-19.95	-19.71

MFS VIT Growth Series Initial Class	1,297		38.78	50,291	0.00		0.25		-31.81

MFS VIT New Discovery Series Initial Class	213	36.01	36.27	7,679	0.00	0.45	0.50	-30.11	-30.07

Morgan Stanley VIF Growth Portfolio Class I	141		35.23	4,982	0.00		0.25		-60.17

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	986	28.81	29.88	29,229	0.00	0.25	0.50	-29.09	-28.91

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	2,168	12.62	17.63	28,518	23.13	0.20	0.45	8.13	8.40

PIMCO High Yield Portfolio Administrative Class	1,708		24.13	41,197	4.87		0.75		-10.95

PIMCO Long-Term U.S. Government Portfolio Administrative Class	20,339		18.71	380,625	1.94		0.75		-29.41

PIMCO Real Return Portfolio Administrative Class	1,858		14.23	26,444	6.88		0.45		-12.30

PIMCO Short-Term Portfolio Administrative Class	9,919	11.91	12.01	106,780	1.61	0.45	0.75	-0.90	-0.60

PIMCO Total Return Portfolio Administrative Class	3,811	14.47	16.08	56,258	2.46	0.00	0.50	-14.73	-14.30

Pioneer Fund VCT Portfolio Class I	411		32.76	13,451	0.64		0.25		-19.70

Pioneer Select Mid Cap Growth VCT Portfolio Class I	809	32.16	33.35	26,768	0.00	0.25	0.50	-31.40	-31.23

Putnam VT International Value Fund Class IB	1,444		11.50	16,606	1.90		0.25		-7.04

Putnam VT Large Cap Value Fund Class IB	772	31.10	32.25	24,448	1.61	0.25	0.50	-3.61	-3.37

SAST SA AB Growth Portfolio Class 1	669		44.71	29,935	0.00		0.10		-28.67

SAST SA Goldman Sachs Global Bond Portfolio Class 1	188		14.93	2,802	0.00		0.10		-19.01

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	14		23.80	333	1.16		0.10		-16.04

SAST SA JPMorgan Equity-Income Portfolio Class 1	902		35.82	32,301	1.89		0.10		-1.94

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	542		27.63	14,967	0.00		0.10		-27.14

SAST SA Wellington Capital Appreciation Portfolio Class 1	83		54.60	4,532	0.00		0.10		-36.40

SAST SA Wellington Capital Appreciation Portfolio Class 3	113		27.46	3,099	0.00		0.20		-36.60

VALIC Company I Core Bond Fund	8,637	10.95	11.41	94,840	1.22	0.20	0.70	-14.85	-14.42

VALIC Company I Emerging Economies Fund	5,099	9.83	10.24	50,517	3.41	0.20	0.70	-25.87	-25.50

VALIC Company I Government Money Market I Fund	—	9.81	10.16	—	0.11	0.25	0.50	-0.17	-0.03

VALIC Company I International Equities Index Fund	9,599	12.12	12.97	123,726	2.85	0.25	0.70	-15.11	-14.73

VALIC Company I Mid Cap Index Fund	15,808	31.90	32.54	459,014	1.24	0.25	0.75	-14.00	-13.57

VALIC Company I Nasdaq-100 Index Fund	2,816	54.72	56.76	156,965	0.23	0.25	0.50	-33.14	-32.98

VALIC Company I Science & Technology Fund	657	43.84	45.47	29,545	0.00	0.25	0.50	-39.30	-39.15

VALIC Company I Small Cap Index Fund	39,295	24.68	26.60	970,422	0.72	0.45	0.75	-21.26	-21.02

VALIC Company I Stock Index Fund	20,425	25.36	34.29	556,995	1.19	0.25	0.70	-18.90	-18.53

VanEck VIP Emerging Markets Fund Initial Class	3,260		28.31	92,278	0.25		0.50		-24.75

VanEck VIP Global Resources Fund Initial Class	899		36.23	32,574	1.74		0.50		7.85

Vanguard VIF High Yield Bond Portfolio	626	19.60	20.81	12,390	4.94	0.35	0.45	-9.77	-9.68

Vanguard VIF Real Estate Index Portfolio	2,712	21.20	34.48	62,542	1.76	0.00	0.50	-26.66	-26.30

Vanguard VIF Total Stock Market Index Portfolio	48,779		34.30	1,673,147	1.28		0.75		-20.19

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	3,817		24.21	92,422	0.49		0.50		13.16

AB VPS Growth and Income Portfolio Class A	8,014		93.41	748,578	0.85		0.50		27.52

AB VPS Intermediate Bond Portfolio Class A	2,100		15.67	32,895	1.54		0.50		-1.94

AB VPS Large Cap Growth Portfolio Class A	25,850	56.78	81.23	2,092,166	0.00	0.10	0.50	28.33	28.84

AB VPS Small Cap Growth Portfolio Class A	2,578		82.04	211,511	0.00		0.50		8.91

AB VPS Sustainable Global Thematic Growth Portfolio Class A	9,765	27.93	55.26	529,295	0.00	0.10	0.50	22.26	22.75

Alger Capital Appreciation Portfolio Class I-2	2,494	41.44	55.44	104,658	0.00	0.20	0.45	18.59	18.89

Alger Mid Cap Growth Portfolio Class I-2	174		33.72	5,877	0.00		0.45		3.74

American Century VP Capital Appreciation Fund Class I	95		65.83	6,233	0.00		0.10		11.04

American Century VP Disciplined Core Value Fund Class 1	360		39.66	14,263	1.11		0.10		23.53

American Century VP Value Fund Class I	1,524	30.40	42.83	49,688	1.81	0.00	0.50	23.89	24.51

American Funds IS American High-Income Trust Class 2	271		15.17	4,112	4.52		0.20		8.20

American Funds IS Growth-Income Fund Class 2	426		30.30	12,919	1.16		0.20		23.85

BNY Mellon IP MidCap Stock Portfolio Initial Shares	199		31.21	6,223	0.62		0.45		25.32

BNY Mellon Stock Index Fund, Inc. Initial Shares	14,844	48.57	93.21	1,356,341	1.15	0.10	0.50	27.77	28.28

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	269		31.90	8,576	0.11		0.25		16.17

Fidelity VIP Asset Manager Portfolio Initial Class	17,691		45.51	805,193	1.64		0.50		9.37

Fidelity VIP Asset Manager Portfolio Service Class 2	529	21.06	21.79	11,357	1.28	0.35	0.45	9.19	9.30

Fidelity VIP Contrafund Portfolio Initial Class	47,358	74.47	76.12	3,727,024	0.06	0.10	0.75	26.88	27.71

Fidelity VIP Contrafund Portfolio Service Class 2	2,751	39.95	67.47	115,373	0.03	0.00	0.50	26.87	27.51

Fidelity VIP Equity-Income Portfolio Service Class 2	688	26.99	27.17	18,625	1.72	0.45	0.50	23.98	24.05

Fidelity VIP Government Money Market Portfolio Initial Class	14,234	11.90	14.26	200,500	0.01	0.10	0.50	-0.49	-0.09

Fidelity VIP Growth Portfolio Initial Class	25,969	56.29	108.38	2,813,831	0.00	0.10	0.50	22.60	23.09

Fidelity VIP Growth Portfolio Service Class 2	1,454	49.53	51.25	72,945	0.00	0.25	0.50	22.29	22.60

Fidelity VIP High Income Portfolio Initial Class	3,110	28.74	30.17	89,379	5.36	0.10	0.50	3.89	4.31

Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,754	23.47	29.38	80,842	2.00	0.10	0.50	-1.10	-0.71

Fidelity VIP Mid Cap Portfolio Service Class 2	1,106	31.87	53.22	39,883	0.35	0.00	0.45	24.74	25.31

Fidelity VIP Overseas Portfolio Initial Class	6,420		42.18	270,782	0.54		0.50		19.10

FTVIP Franklin Mutual Shares VIP Fund Class 2	1,366	20.37	21.07	29,436	2.90	0.25	0.50	18.57	18.87

FTVIP Franklin Small Cap Value VIP Fund Class 2	1,503	30.46	49.05	46,793	1.01	0.00	0.45	24.80	25.37

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,853	12.84	12.92	36,855	2.54	0.45	0.50	-2.32	-2.27

FTVIP Templeton Developing Markets VIP Fund Class 2	2,667		16.02	42,723	0.93		0.75		-6.44

FTVIP Templeton Foreign VIP Fund Class 2	46,465	11.63	21.09	968,630	1.88	0.45	0.75	3.38	3.69

Invesco V.I. American Franchise Fund Series I	6,220	39.66	41.46	247,397	0.00	0.10	0.50	11.37	11.81

Invesco V.I. American Value Fund Series I	6,464		39.68	256,479	0.46		0.75		26.99

Invesco V.I. Core Equity Fund Series I	1,830	29.79	30.61	55,449	0.60	0.25	0.45	27.17	27.42

Invesco V.I. EQV International Equity Fund Series 1	9,436	33.71	36.07	260,100	1.31	0.10	0.50	5.36	5.78

Invesco V.I. Global Fund Series I	2,329	33.34	55.52	97,075	0.00	0.00	0.45	14.97	15.49

Invesco V.I. Growth and Income Fund Series I	2,267	22.87	29.60	57,526	1.61	0.20	0.45	27.93	28.25

Invesco V.I. Main Street Fund Series I	738		44.98	33,214	0.71		0.10		27.44

Janus Henderson Enterprise Portfolio Service Shares	362		35.26	12,749	0.24		0.20		16.31

Janus Henderson Global Research Portfolio Service Shares	464		27.32	12,665	0.36		0.25		17.50

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Janus Henderson Overseas Portfolio Service Shares	500	12.33	15.01	6,796	1.10	0.35	0.45	12.78	12.89

JPMorgan Insurance Trust Core Bond Portfolio Class 1	191		16.00	3,063	1.85		0.10		-1.45

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	34,956	50.64	52.61	1,770,351	0.91	0.45	0.75	28.91	29.30

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	40,640	31.62	35.40	1,286,386	0.52	0.45	0.75	20.48	20.84

MFS VIT Growth Series Initial Class	1,587		56.87	90,280	0.00		0.25		23.22

MFS VIT New Discovery Series Initial Class	209	51.52	51.87	10,798	0.00	0.45	0.50	1.29	1.34

Morgan Stanley VIF Growth Portfolio Class I	140		88.45	12,391	0.00		0.25		-0.15

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,224	40.63	42.03	50,747	0.00	0.25	0.50	12.43	12.71

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	2,078	11.67	16.27	25,648	4.56	0.20	0.45	32.74	33.08

PIMCO High Yield Portfolio Administrative Class	1,765		27.09	47,820	4.44		0.75		2.86

PIMCO Long-Term U.S. Government Portfolio Administrative Class	20,899		26.51	554,033	1.46		0.75		-5.49

PIMCO Real Return Portfolio Administrative Class	1,877		16.22	30,450	4.98		0.45		5.11

PIMCO Short-Term Portfolio Administrative Class	10,268	12.02	12.08	111,468	1.11	0.45	0.75	-0.80	-0.50

PIMCO Total Return Portfolio Administrative Class	4,115	16.97	18.77	70,928	1.82	0.00	0.50	-1.76	-1.27

Pioneer Fund VCT Portfolio Class I	405		40.80	16,521	0.32		0.25		27.66

Pioneer Select Mid Cap Growth VCT Portfolio Class I	793	46.88	48.50	38,185	0.00	0.25	0.50	7.53	7.80

Putnam VT International Value Fund Class IB	1,467		12.37	18,145	2.07		0.25		14.65

Putnam VT Large Cap Value Fund Class IB	1,018	32.26	33.38	33,535	1.21	0.25	0.50	26.67	26.99

SAST SA AB Growth Portfolio Class 1	3,538		62.69	221,763	0.00		0.10		28.67

SAST SA Goldman Sachs Global Bond Portfolio Class 1	1,882		18.43	34,700	2.51		0.10		-7.41

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	13		28.34	354	0.62		0.10		11.70

SAST SA JPMorgan Equity-Income Portfolio Class 1	920		36.52	33,603	1.91		0.10		25.69

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,486		37.92	56,359	0.00		0.10		10.72

SAST SA Wellington Capital Appreciation Portfolio Class 1	2,422		85.86	207,938	0.00		0.10		5.52

SAST SA Wellington Capital Appreciation Portfolio Class 3	92		43.31	4,000	0.00		0.20		5.16

SAST SA WellsCap Aggressive Growth Portfolio Class 1	—		41.10	—	0.00		0.10		6.98

VALIC Company I Core Bond Fund	8,916	12.86	13.33	114,936	0.00	0.20	0.70	-1.45	-0.96

VALIC Company I Emerging Economies Fund	5,095	13.26	13.75	67,957	1.75	0.20	0.70	0.49	0.99

VALIC Company I Government Money Market I Fund	890	9.82	10.16	8,924	0.00	0.25	0.50	-0.49	-0.24

VALIC Company I International Equities Index Fund	9,855	14.21	15.28	149,684	1.26	0.25	0.70	10.25	10.75

VALIC Company I Mid Cap Index Fund	16,192	37.09	37.65	546,531	1.01	0.25	0.75	23.39	24.01

VALIC Company I Nasdaq-100 Index Fund	2,829	81.85	84.68	235,684	0.29	0.25	0.50	26.30	26.61

VALIC Company I Science & Technology Fund	684	72.22	74.72	50,625	0.04	0.25	0.50	11.46	11.73

VALIC Company I Small Cap Index Fund	40,269	31.35	33.68	1,262,839	0.80	0.45	0.75	13.58	13.93

VALIC Company I Stock Index Fund	21,210	31.26	42.09	714,746	1.47	0.25	0.70	27.45	28.03

VALIC Company II Strategic Bond Fund	—	12.74	13.17	—	5.57	0.20	0.70	-0.53	-0.34

VanEck VIP Emerging Markets Fund Initial Class	3,206		37.62	120,583	0.99		0.50		-12.31

VanEck VIP Global Resources Fund Initial Class	965		33.60	32,412	0.46		0.50		18.33

Vanguard VIF High Yield Bond Portfolio	654	21.72	23.05	14,398	4.17	0.35	0.45	3.21	3.32

Vanguard VIF Real Estate Index Portfolio	3,063	28.90	46.78	95,103	2.06	0.00	0.50	39.51	40.21

Vanguard VIF Total Stock Market Index Portfolio	49,956		42.98	2,147,053	1.16		0.75		24.70

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	3,758		21.40	80,422	2.25		0.50		8.87

AB VPS Growth and Income Portfolio Class A	8,162		73.25	597,870	1.51		0.50		2.21

AB VPS Intermediate Bond Portfolio Class A	2,168		15.98	34,638	3.38		0.50		5.43

AB VPS Large Cap Growth Portfolio Class A	27,299	44.07	63.29	1,721,618	0.00	0.10	0.50	34.81	35.35

AB VPS Small Cap Growth Portfolio Class A	2,592		75.33	195,239	0.00		0.50		53.22

AB VPS Sustainable Global Thematic Growth Portfolio Class A	10,149	22.76	45.20	450,303	0.61	0.10	0.50	38.72	39.27

Alger Capital Appreciation Portfolio Class I-2	2,389	34.86	46.75	84,358	0.00	0.20	0.45	41.12	41.47

Alger Mid Cap Growth Portfolio Class I-2	176		32.51	5,717	0.00		0.45		63.89

American Century VP Capital Appreciation Fund Class I	98		59.28	5,816	0.00		0.10		42.31

American Century VP Disciplined Core Value Fund Class 1	378		32.11	12,148	1.79		0.10		11.70

American Century VP Value Fund Class I	2,278	24.54	34.40	59,156	2.07	0.00	0.50	0.47	0.98

American Funds IS American High-Income Trust Class 2	253		14.02	3,546	8.60		0.20		7.73

American Funds IS Growth-Income Fund Class 2	445		24.46	10,883	1.27		0.20		13.32

BNY Mellon IP MidCap Stock Portfolio Initial Shares	218		24.90	5,419	0.64		0.45		7.62

BNY Mellon Stock Index Fund, Inc. Initial Shares	15,383	37.86	72.95	1,100,695	1.53	0.10	0.50	17.42	17.89

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	267		27.46	7,320	0.54		0.25		19.59

Fidelity VIP Asset Manager Portfolio Initial Class	18,252		41.62	759,563	1.43		0.50		14.30

Fidelity VIP Asset Manager Portfolio Service Class 2	669	19.28	19.94	13,189	1.29	0.35	0.45	14.02	14.14

Fidelity VIP Contrafund Portfolio Initial Class	51,108	58.31	60.00	3,162,973	0.24	0.10	0.75	29.59	30.44

Fidelity VIP Contrafund Portfolio Service Class 2	2,843	31.49	52.91	91,638	0.07	0.00	0.50	29.58	30.23

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Equity-Income Portfolio Service Class 2	688	21.77	21.90	15,014	1.53	0.45	0.50	5.91	5.96

Fidelity VIP Government Money Market Portfolio Initial Class	13,022	11.91	14.33	184,196	0.34	0.10	0.50	-0.18	0.22

Fidelity VIP Growth Portfolio Initial Class	27,118	45.73	88.40	2,396,330	0.07	0.10	0.50	43.18	43.75

Fidelity VIP Growth Portfolio Service Class 2	1,518	40.50	40.76	61,701	0.04	0.45	0.50	42.83	42.90

Fidelity VIP High Income Portfolio Initial Class	3,207	27.66	28.92	88,710	4.74	0.10	0.50	2.23	2.64

Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,905	23.63	29.71	86,192	2.19	0.10	0.50	8.85	9.28

Fidelity VIP Mid Cap Portfolio Service Class 2	1,360	25.55	42.47	38,848	0.35	0.00	0.45	17.34	17.87

Fidelity VIP Overseas Portfolio Initial Class	6,474		35.41	229,256	0.41		0.50		15.04

FTVIP Franklin Mutual Shares VIP Fund Class 2	1,596	17.18	20.10	28,423	2.36	0.35	0.50	-5.52	-5.38

FTVIP Franklin Small Cap Value VIP Fund Class 2	1,655	24.41	39.12	41,324	1.24	0.00	0.45	4.72	5.19

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,675	13.14	13.22	35,349	3.66	0.45	0.50	3.31	3.36

FTVIP Templeton Developing Markets VIP Fund Class 2	2,733		17.13	46,801	3.61		0.75		16.31

FTVIP Templeton Foreign VIP Fund Class 2	50,942	11.22	20.40	1,028,258	2.92	0.45	0.75	-1.90	-1.60

Invesco V.I. American Franchise Fund Series I	6,262	35.61	37.08	223,557	0.07	0.10	0.50	41.64	42.21

Invesco V.I. American Value Fund Series I	6,625		31.24	206,982	0.78		0.75		0.37

Invesco V.I. Core Equity Fund Series I	2,463	23.28	24.02	57,963	1.29	0.25	0.50	13.28	13.57

Invesco V.I. EQV International Equity Fund Series 1	9,546	17.28	31.87	248,643	2.21	0.10	0.50	13.43	13.88

Invesco V.I. Global Fund Series I	2,504	28.99	48.07	90,071	0.65	0.00	0.45	27.06	27.64

Invesco V.I. Growth and Income Fund Series I	2,143	17.83	23.14	42,533	1.95	0.20	0.45	1.63	1.89

Invesco V.I. Main Street Fund Series I	756		35.30	26,696	1.38		0.10		13.83

Janus Henderson Enterprise Portfolio Service Shares	383		30.31	11,606	0.00		0.20		18.95

Janus Henderson Global Research Portfolio Service Shares	488		22.53	11,004	0.50		0.50		19.17

Janus Henderson Overseas Portfolio Service Shares	461	10.94	13.30	5,529	1.11	0.35	0.45	15.50	15.62

JPMorgan Insurance Trust Core Bond Portfolio Class 1	183		16.23	2,975	1.99		0.10		7.74

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	38,859	39.29	40.69	1,526,590	1.25	0.45	0.75	-0.38	-0.08

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	45,131	26.25	29.30	1,185,555	0.79	0.45	0.75	12.84	13.18

MFS VIT Growth Series Initial Class	1,781	44.72	46.15	79,873	0.00	0.25	0.50	31.20	31.53

MFS VIT New Discovery Series Initial Class	206	50.86	51.18	10,504	0.00	0.45	0.50	45.16	45.23

Morgan Stanley VIF Growth Portfolio Class I	139		88.58	12,356	0.00		0.25		116.77

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,378		36.13	49,792	0.00		0.50		39.28

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	1,925	8.79	12.22	18,030	5.47	0.20	0.45	0.90	1.15

PIMCO High Yield Portfolio Administrative Class	1,809		26.34	47,647	4.62		0.75		4.96

PIMCO Long-Term U.S. Government Portfolio Administrative Class	22,572		28.05	633,174	1.83		0.75		16.51

PIMCO Real Return Portfolio Administrative Class	1,831		15.43	28,260	1.43		0.45		11.21

PIMCO Short-Term Portfolio Administrative Class	10,469	12.12	12.14	114,353	1.32	0.45	0.75	1.48	1.78

PIMCO Total Return Portfolio Administrative Class	4,044	17.27	19.01	70,718	2.15	0.00	0.50	8.11	8.65

Pioneer Fund VCT Portfolio Class I	399		31.96	12,754	0.73		0.25		23.97

Pioneer Select Mid Cap Growth VCT Portfolio Class I	779	43.60	44.99	34,805	0.00	0.25	0.50	38.48	38.82

Putnam VT International Value Fund Class IB	1,480	10.45	10.79	15,873	2.13	0.25	0.50	3.42	3.68

Putnam VT Large Cap Value Fund Class IB	1,000	25.47	26.28	25,973	1.48	0.25	0.50	5.28	5.54

SAST SA AB Growth Portfolio Class 1	3,543		48.72	172,599	0.00		0.10		35.48

SAST SA Goldman Sachs Global Bond Portfolio Class 1	1,839		19.91	36,606	0.63		0.10		11.73

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	11		25.38	290	2.31		0.10		14.22

SAST SA JPMorgan Equity-Income Portfolio Class 1	930		29.06	27,030	1.93		0.10		3.11

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,277		34.25	43,724	0.16		0.10		48.39

SAST SA Wellington Capital Appreciation Portfolio Class 1	2,427		81.37	197,485	0.00		0.10		64.37

SAST SA Wellington Capital Appreciation Portfolio Class 3	94		41.18	3,868	0.00		0.20		63.79

SAST SA WellsCap Aggressive Growth Portfolio Class 1	223		38.42	8,578	0.00		0.10		62.79

VALIC Company I Emerging Economies Fund	5,180	13.19	13.61	68,684	2.09	0.20	0.70	14.67	15.24

VALIC Company I Government Money Market I Fund	963	9.87	9.93	9,512	0.04	0.45	0.50	-0.28	-0.23

VALIC Company I International Equities Index Fund	10,053	12.83	13.86	138,530	2.39	0.25	0.70	6.63	7.11

VALIC Company I Mid Cap Index Fund	17,579	30.06	30.36	483,593	1.26	0.25	0.75	12.45	13.02

VALIC Company I Nasdaq-100 Index Fund	2,838	64.81	66.88	186,994	0.46	0.25	0.50	47.20	47.57

VALIC Company I Science & Technology Fund	717		64.80	46,450	0.00		0.50		56.04

VALIC Company I Small Cap Index Fund	44,384	27.60	29.57	1,225,382	1.35	0.45	0.75	18.59	18.95

VALIC Company I Stock Index Fund	21,677	24.53	32.88	571,953	1.77	0.25	0.70	17.16	17.69

VALIC Company II Strategic Bond Fund	9,064	12.81	13.22	116,339	5.29	0.20	0.70	7.63	8.17

VanEck VIP Emerging Markets Fund Initial Class	3,238		42.90	138,915	1.97		0.50		16.67

VanEck VIP Global Resources Fund Initial Class	1,025		28.39	29,093	0.98		0.50		18.52

Vanguard VIF High Yield Bond Portfolio	631	21.04	22.31	13,450	5.21	0.35	0.45	5.20	5.30

Vanguard VIF Real Estate Index Portfolio	3,312	20.72	33.36	72,929	2.34	0.00	0.50	-5.33	-4.85

Vanguard VIF Total Stock Market Index Portfolio	55,533		34.47	1,914,020	1.44		0.75		19.65

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	3,725		19.65	73,214	0.00		0.50		17.94

AB VPS Growth and Income Portfolio Class A	9,127		71.67	613,314	0.00		0.50		23.30

AB VPS Intermediate Bond Portfolio Class A	2,216		15.15	33,587	0.00		0.50		7.66

AB VPS Large Cap Growth Portfolio Class A	30,476	32.56	46.95	1,362,103	0.00	0.10	0.50	34.02	34.56

AB VPS Small Cap Growth Portfolio Class A	4,595		49.17	146,914	0.00		0.50		35.72

AB VPS Sustainable Global Thematic Growth Portfolio Class A	11,326	16.34	32.59	363,006	0.00	0.10	0.50	29.51	30.03

Alger Capital Appreciation Portfolio Class I-2	2,269	24.64	33.13	56,832	0.00	0.20	0.45	32.98	33.32

Alger Mid Cap Growth Portfolio Class I-2	206		19.84	4,095	0.00		0.45		29.67

American Century VP Capital Appreciation Fund Class I	103		41.66	4,276	0.00		0.10		35.43

American Century VP Disciplined Core Value Fund Class 1	402		28.74	11,562	0.44		0.10		23.83

American Century VP Value Fund Class I	2,092	26.99	34.06	53,571	2.14	0.00	0.70	26.15	27.03

American Funds IS American High-Income Trust Class 2	237		13.02	3,081	6.49		0.20		12.33

American Funds IS Growth-Income Fund Class 2	452		21.59	9,753	1.73		0.20		25.88

BNY Mellon IP MidCap Stock Portfolio Initial Shares	182		23.14	4,210	0.65		0.45		19.64

BNY Mellon Stock Index Fund, Inc. Initial Shares	17,979	32.12	62.13	1,032,309	0.44	0.10	0.50	30.00	30.52

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	271		22.31	6,047	0.00		0.50		21.17

Fidelity VIP Asset Manager Portfolio Initial Class	19,133		36.41	696,613	1.71		0.50		17.66

Fidelity VIP Asset Manager Portfolio Service Class 2	632	16.78	16.91	10,632	1.73	0.45	0.70	17.19	17.48

Fidelity VIP Contrafund Portfolio Initial Class	53,799	44.71	46.30	2,496,840	0.35	0.10	0.75	30.60	31.45

Fidelity VIP Contrafund Portfolio Service Class 2	2,949	24.30	40.63	73,081	0.22	0.00	0.50	30.62	31.27

Fidelity VIP Equity-Income Portfolio Service Class 2	634	20.55	20.67	13,051	1.87	0.45	0.50	26.47	26.54

Fidelity VIP Government Money Market Portfolio Initial Class	15,094	11.89	14.36	214,170	0.13	0.10	0.50	1.50	1.90

Fidelity VIP Government Money Market Portfolio Service Class 2	—		9.90	—	1.98		0.70		1.04

Fidelity VIP Growth Portfolio Initial Class	28,687	31.81	61.74	1,770,295	0.16	0.10	0.50	33.64	34.18

Fidelity VIP Growth Portfolio Service Class 2	1,559	28.36	28.52	44,365	0.05	0.45	0.50	33.31	33.37

Fidelity VIP High Income Portfolio Initial Class	3,489	27.06	28.18	94,408	4.24	0.10	0.50	14.53	14.99

Fidelity VIP Investment Grade Bond Portfolio Initial Class	3,114	21.63	27.29	84,844	2.25	0.10	0.50	9.12	9.56

Fidelity VIP Mid Cap Portfolio Service Class 2	1,297	22.69	36.03	30,841	0.72	0.00	0.70	22.31	23.17

Fidelity VIP Overseas Portfolio Initial Class	6,530		30.78	201,021	1.61		0.50		27.13

FTVIP Franklin Mutual Shares VIP Fund Class 2	1,922	20.40	21.24	35,920	1.84	0.35	0.70	21.72	22.14

FTVIP Franklin Small Cap Value VIP Fund Class 2	1,542	25.32	37.19	36,441	1.05	0.00	0.70	25.47	26.35

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,489	12.72	12.79	31,829	3.03	0.45	0.50	4.71	4.76

FTVIP Templeton Developing Markets VIP Fund Class 2	2,816		14.72	41,456	0.00		0.75		25.75

FTVIP Templeton Foreign VIP Fund Class 2	52,148	11.40	20.79	1,073,594	0.04	0.45	0.75	11.69	12.02

Invesco V.I. American Franchise Fund Series I	6,455	25.14	26.08	162,625	0.00	0.10	0.50	36.07	36.62

Invesco V.I. American Value Fund Series I	6,826		31.13	212,463	0.00		0.75		24.09

Invesco V.I. Core Equity Fund Series I	2,411	20.55	20.67	49,636	1.00	0.45	0.50	28.32	28.39

Invesco V.I. EQV International Equity Fund Series 1	11,091	15.23	27.98	219,859	0.77	0.10	0.50	27.93	28.44

Invesco V.I. Global Fund Series I	2,463	25.39	37.66	69,080	0.68	0.00	0.70	30.87	31.79

Invesco V.I. Growth and Income Fund Series I	1,984	17.50	24.50	38,779	1.92	0.20	0.70	24.32	24.94

Invesco V.I. Main Street Fund Series I	774		31.01	23,997	0.00		0.10		31.95

Janus Henderson Enterprise Portfolio Service Shares	373		25.49	9,509	0.06		0.20		34.89

Janus Henderson Global Research Portfolio Service Shares	501		18.91	9,477	0.87		0.50		28.07

Janus Henderson Overseas Portfolio Service Shares	440	9.47	11.50	4,563	1.81	0.35	0.45	26.14	26.26

JPMorgan Insurance Trust Core Bond Portfolio Class 1	175		15.07	2,642	0.00		0.10		8.07

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	39,804	39.44	40.72	1,569,691	0.00	0.45	0.75	25.81	26.19

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	46,206	23.26	25.89	1,075,643	0.00	0.45	0.75	23.65	24.02

MFS VIT Growth Series Initial Class	1,936		34.09	65,993	0.00		0.50		37.46

MFS VIT New Discovery Series Initial Class	201	35.04	35.24	7,043	0.00	0.45	0.50	40.99	41.06

Morgan Stanley VIF Growth Portfolio Class I	143		39.70	5,667	0.00		0.50		31.15

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,534		25.94	39,784	0.00		0.50		32.09

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	1,633	3.95	12.08	14,624	4.59	0.20	0.70	10.65	11.21

PIMCO High Yield Portfolio Administrative Class	1,864		25.10	46,771	0.38		0.75		13.87

PIMCO Long-Term U.S. Government Portfolio Administrative Class	23,167		24.08	557,759	0.17		0.75		12.47

PIMCO Real Return Portfolio Administrative Class	1,805		13.88	25,047	1.68		0.45		7.95

PIMCO Short-Term Portfolio Administrative Class	7,831	11.93	11.94	84,485	2.40	0.45	0.75	2.03	2.34

PIMCO Total Return Portfolio Administrative Class	3,879	15.74	17.49	62,258	3.06	0.00	0.70	7.60	8.36

Pioneer Fund VCT Portfolio Class I	401		25.04	10,041	1.05		0.50		30.68

Pioneer Select Mid Cap Growth VCT Portfolio Class I	781		31.48	24,578	0.00		0.50		32.42

Putnam VT International Value Fund Class IB	1,536		10.11	15,521	2.63		0.50		19.62

Putnam VT Large Cap Value Fund Class IB	989		24.19	23,932	1.98		0.50		29.75

Putnam VT Small Cap Value Fund Class IB	—		23.67	—	1.18		0.70		23.37

SAST SA AB Growth Portfolio Class 1	3,561		35.96	128,069	0.00		0.10		34.74

SAST SA Goldman Sachs Global Bond Portfolio Class 1	1,820		17.82	32,433	0.00		0.10		6.76

SAST SA JPMorgan Diversified Balanced Portfolio Class 1	10		22.22	230	0.00		0.10		18.85

SAST SA JPMorgan Equity-Income Portfolio Class 1	943		28.18	26,578	0.00		0.10		27.03

SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,304		23.08	30,108	0.00		0.10		39.44

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Wellington Capital Appreciation Portfolio Class 1	2,440		49.50	120,771	0.00		0.10		31.04

SAST SA Wellington Capital Appreciation Portfolio Class 3	122		25.14	3,076	0.00		0.20		30.58

SAST SA WellsCap Aggressive Growth Portfolio Class 1	220		23.60	5,186	0.00		0.10		39.11

VALIC Company I Emerging Economies Fund	3,992	11.50	11.81	46,190	1.42	0.20	0.70	19.46	20.06

VALIC Company I Government Money Market I Fund	77	9.90	9.96	770	1.72	0.45	0.50	1.17	1.22

VALIC Company I International Equities Index Fund	7,398	11.70	13.00	95,423	2.96	0.45	0.70	20.45	20.75

VALIC Company I Mid Cap Index Fund	16,633	26.10	26.73	415,604	0.31	0.50	0.75	24.77	25.08

VALIC Company I Nasdaq-100 Index Fund	1,585	44.03	44.28	70,081	0.40	0.45	0.50	37.97	38.04

VALIC Company I Science & Technology Fund	740		41.53	30,728	0.00		0.50		38.77

VALIC Company I Small Cap Index Fund	45,462	23.27	24.86	1,058,324	0.01	0.45	0.75	24.21	24.58

VALIC Company I Stock Index Fund	18,552	20.94	27.29	426,799	1.48	0.45	0.70	30.18	30.50

VALIC Company II Strategic Bond Fund	6,744	11.90	12.22	80,446	3.30	0.20	0.70	10.58	11.14

VanEck VIP Emerging Markets Fund Initial Class	3,999		36.77	132,207	0.00		0.50		29.94

VanEck VIP Global Resources Fund Initial Class	1,336		23.96	25,052	0.00		0.50		11.31

Vanguard VIF High Yield Bond Portfolio	605	20.00	21.18	12,262	5.88	0.35	0.45	15.16	15.27

Vanguard VIF Real Estate Index Portfolio	3,272	24.54	35.06	75,340	2.79	0.00	0.70	27.91	28.81

Vanguard VIF Total Stock Market Index Portfolio	56,884		28.80	1,638,543	0.00		0.75		29.77

	December 31, 2018				For the Year Ended December 31, 2018
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	1,866	18.48	26.78	35,327	0.09	0.20	0.70	-0.80	-0.30

Alger Mid Cap Growth Portfolio Class I-2	199		15.30	3,043	0.00		0.45		-7.86

American Century VP Value Fund Class I	1,969	21.40	26.27	39,800	1.77	0.20	0.70	-9.79	-9.33

American Funds IS American High-Income Trust Class 2	240		11.59	2,778	7.71		0.20		-2.54

American Funds IS Growth-Income Fund Class 2	455		17.15	7,811	1.76		0.20		-1.98

BNY Mellon IP MidCap Stock Portfolio Initial Shares	163		19.34	3,157	0.57		0.45		-15.87

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	266		18.41	4,891	0.00		0.50		-19.48

Fidelity VIP Asset Manager Portfolio Service Class 2	571	14.32	14.40	8,194	1.64	0.45	0.70	-6.28	-6.04

Fidelity VIP Contrafund Portfolio Service Class 2	3,088	20.38	30.32	58,259	0.46	0.20	0.70	-7.29	-6.83

Fidelity VIP Equity-Income Portfolio Service Class 2	654	16.25	16.34	10,646	2.22	0.45	0.50	-9.00	-8.95

Fidelity VIP Government Money Market Portfolio Service Class 2	9,578		9.79	93,817	1.44		0.70		0.69

Fidelity VIP Growth Portfolio Service Class 2	1,597	21.27	21.39	34,071	0.04	0.45	0.50	-0.93	-0.88

Fidelity VIP Mid Cap Portfolio Service Class 2	1,217	18.55	28.66	23,540	0.42	0.20	0.70	-15.37	-14.94

FTVIP Franklin Mutual Shares VIP Fund Class 2	2,195	14.98	16.76	33,363	2.49	0.45	0.70	-9.70	-9.48

FTVIP Franklin Small Cap Value VIP Fund Class 2	1,441	20.18	28.84	27,080	1.00	0.20	0.70	-13.49	-13.05

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,306	12.15	12.21	28,146	2.84	0.45	0.50	-0.17	-0.12

FTVIP Templeton Foreign VIP Fund Class 2	1,103	10.12	10.18	11,190	2.79	0.45	0.50	-15.87	-15.82

Invesco V.I. Core Equity Fund Series I	2,327	16.01	16.10	37,328	0.96	0.45	0.50	-9.85	-9.80

Invesco V.I. EQV International Equity Fund Series 1	4,950	11.21	11.91	58,397	2.24	0.20	0.50	-15.40	-15.15

Invesco V.I. Global Fund Series I	1,709	19.40	28.00	31,939	1.14	0.20	0.70	-13.79	-13.35

Invesco V.I. Growth and Income Fund Series I	1,667	14.01	19.71	26,518	2.23	0.20	0.70	-13.99	-13.56

Janus Henderson Enterprise Portfolio Service Shares	403		18.89	7,623	0.12		0.20		-0.86

Janus Henderson Global Research Portfolio Service Shares	512		14.76	7,563	1.02		0.50		-7.55

Janus Henderson Overseas Portfolio Service Shares	450	7.51	8.78	3,622	1.83	0.45	0.70	-15.73	-15.52

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	2		32.27	76	1.23		0.45		-12.23

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	272		20.87	5,682	0.43		0.45		-12.33

MFS VIT Growth Series Initial Class	2,106		24.80	52,217	0.10		0.50		2.15

MFS VIT New Discovery Series Initial Class	201	24.85	24.98	5,008	0.00	0.45	0.50	-1.97	-1.92

Morgan Stanley VIF Growth Portfolio Class I	141		30.27	4,262	0.00		0.50		7.00

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,705		19.64	33,494	0.00		0.50		-6.87

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	1,340	3.57	10.87	10,764	2.22	0.20	0.70	-14.73	-14.30

PIMCO Real Return Portfolio Administrative Class	1,813		12.86	23,309	2.45		0.45		-2.66

PIMCO Short-Term Portfolio Administrative Class	6,306	10.41	11.66	66,471	2.17	0.45	0.70	0.81	1.07

PIMCO Total Return Portfolio Administrative Class	3,717	14.63	15.82	55,269	2.55	0.20	0.70	-1.24	-0.74

Pioneer Fund VCT Portfolio Class I	390		19.16	7,473	1.21		0.50		-2.00

Pioneer Select Mid Cap Growth VCT Portfolio Class I	767		23.78	18,244	0.00		0.50		-6.95

Putnam VT International Value Fund Class IB	1,546		8.45	13,060	2.14		0.50		-18.03

Putnam VT Large Cap Value Fund Class IB	978		18.65	18,240	0.72		0.50		-8.95

Putnam VT Small Cap Value Fund Class IB	18		19.19	339	0.44		0.70		-20.49

SAST SA Wellington Capital Appreciation Portfolio Class 3	128		19.26	2,458	0.00		0.20		-1.19

VALIC Company I Emerging Economies Fund	2,923	9.63	9.84	28,317	1.53	0.20	0.70	-19.90	-19.49

VALIC Company I Government Money Market I Fund	87	9.79	9.84	860	1.36	0.45	0.50	0.81	0.86

VALIC Company I International Equities Index Fund	5,885	9.69	10.79	62,927	2.07	0.45	0.70	-14.35	-14.13

SEPARATE ACCOUNT USL VL-R

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Mid Cap Index Fund	3,107	14.40	20.86	45,747	1.14	0.50	0.70	-12.05	-11.88

VALIC Company I Nasdaq-100 Index Fund	1,548	31.91	32.08	49,589	0.53	0.45	0.50	-1.13	-1.08

VALIC Company I Science & Technology Fund	773		29.92	23,140	0.00		0.50		-1.96

VALIC Company I Small Cap Index Fund	228		19.95	4,544	1.05		0.45		-11.63

VALIC Company I Stock Index Fund	17,785	16.08	20.92	315,912	1.52	0.45	0.70	-5.39	-5.15

VALIC Company II Strategic Bond Fund	5,992	10.77	11.00	64,626	3.62	0.20	0.70	-4.21	-3.73

Vanguard VIF High Yield Bond Portfolio	593	17.37	17.71	10,341	4.71	0.45	0.70	-3.41	-3.17

Vanguard VIF Real Estate Index Portfolio	3,295	19.19	26.67	58,806	3.71	0.20	0.70	-6.02	-5.54

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

The United States Life Insurance Company in the

City of New York

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2022 and 2021 and

for each of the three years ended December 31, 2022

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinion

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, investment risk interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 25, 2023

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

SURPLUS

	December 31,
(in millions)	2022	2021
Admitted assets
Cash and investments
Bonds	$19,008	$19,863
Preferred stock	27	9
Common stock	18	26
Cash, cash equivalents and short-term investments	389	177
Mortgage loans	3,906	3,189
Contract loans	141	147
Derivatives	91	127
Securities lending reinvested collateral assets	—	258
Derivative cash collateral	178	—
Other invested assets	1,942	1,840
Total cash and investments	25,700	25,636
Amounts recoverable from reinsurers	49	69
Amounts receivable under reinsurance contracts	7	6
Current federal income tax recoverable	11	11
Deferred tax asset	186	131
Due and accrued investment income	196	187
Premiums due, deferred and uncollected	49	47
Receivables from affiliates	28	26
Other assets	30	21
Separate account assets	5,412	6,148
Total admitted assets	$31,668	$32,282

See accompanying Notes to Statutory Financial Statements.

4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2022	2021
Liabilities
Policy reserves and contractual liabilities
Life, annuity and modco reserves	$22,128	$21,439
Liabilities for deposit-type contracts	780	772
Accident and health reserves	207	225
Premiums received in advance	1	1
Policy and contract claims	125	131
Policyholder dividends	1	1
Total policy reserves and contractual liabilities	23,242	22,569
Experience rated refund	75	80
Payable to affiliates	36	34
Interest maintenance reserve	297	385
Derivatives	183	—
Payable for securities lending	—	261
Repurchase agreements	20	84
Collateral for derivatives program	78	129
Accrued expenses and other liabilities	359	206
Net transfers from separate accounts due or accrued	(120)	(127)
Asset valuation reserve	453	493
Separate account liabilities	5,412	6,148
Total liabilities	30,035	30,262
Commitments and contingencies (see Note 21)

Capital and surplus
Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4
Gross paid-in and contributed surplus	1,913	1,913
Unassigned surplus	(284)	103
Total capital and surplus	1,633	2,020
Total liabilities and capital and surplus	$31,668	$32,282

See accompanying Notes to Statutory Financial Statements.

5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2022	2021	2020
Revenues
Premiums and annuity considerations	$2,209	$2,472	$1,684
Net investment income	1,204	1,169	1,044
Amortization of interest maintenance reserve	28	32	31
Reserve adjustments on reinsurance ceded	(624)	(496)	(336)
Commissions and expense allowances	52	69	70
Separate account fees	124	138	115
Other income	18	27	28
Total revenues	3,011	3,411	2,636
Benefits and expenses
Death benefits	189	190	185
Annuity benefits	224	339	334
Surrender benefits	1,411	1,182	894
Other benefits	172	122	85
Change in reserves	674	111	406
Commissions	94	88	74
General insurance expenses	107	104	112
Net transfers to (from) separate accounts	(13)	847	386
Other expenses	16	15	7
Total benefits and expenses	2,874	2,998	2,483
Net gain from operations before dividends to policyholders and federal income taxes	137	413	153
Net gain from operations after dividends to policyholders and before federal income taxes	137	413	153
Federal income tax expense	143	132	51
Net gain (loss) from operations	(6)	281	102
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	(72)	(103)	152
Net income (loss)	$(78)	$178	$254

See accompanying Notes to Statutory Financial Statements.

6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2020	$4	$1,778	$(211)	$1,571
Net income (loss)	—	—	254	254
Change in net unrealized capital gains (losses)	—	—	(82)	(82)
Change in net unrealized foreign exchange capital gains (losses)	—	—	48	48
Change in deferred tax	—	—	34	34
Change in non-admitted assets	—	—	(38)	(38)
Change in reserve on account of change in valuation basis	—	—	(20)	(20)
Change in asset valuation reserve	—	—	49	49
Change in surplus from separate accounts	—	—	19	19
Other changes in surplus in separate accounts	—	—	(19)	(19)
Additional-paid-in surplus	—	135	—	135
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(157)	(157)
Prior period corrections (see Note 2)	—	—	(2)	(2)
Balance, December 31, 2020	$4	$1,913	$(127)	$1,790
Net income (loss)	—	—	178	178
Change in net unrealized capital gains (losses)	—	—	200	200
Change in net unrealized foreign exchange capital gains (losses)	—	—	(46)	(46)
Change in deferred tax	—	—	50	50
Change in non-admitted assets	—	—	25	25
Change in liability for reinsurance in unauthorized and certified companies	—	—	(7)	(7)
Change in asset valuation reserve	—	—	(62)	(62)
Change in surplus from separate accounts	—	—	27	27
Other changes in surplus in separate accounts	—	—	(27)	(27)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(101)	(101)
Prior period corrections (see Note 2)	—	—	(5)	(5)
Balance, December 31, 2021	$4	$1,913	$103	$2,020
Net income (loss)	—	—	(78)	(78)
Change in net unrealized capital gains (losses)	—	—	(57)	(57)
Change in net unrealized foreign exchange capital gains (losses)	—	—	(101)	(101)
Change in deferred tax	—	—	95	95
Change in non-admitted assets	—	—	(90)	(90)
Change in asset valuation reserve	—	—	39	39
Change in surplus from separate accounts	—	—	9	9
Other changes in surplus in separate accounts	—	—	(9)	(9)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(200)	(200)
Prior period corrections (see Note 2)	—	—	7	7
Balance, December 31, 2022	$4	$1,913	$(284)	$1,633

See accompanying Notes to Statutory Financial Statements.

7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2022	2021	2020
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$2,196	$1,996	$1,676
Net investment income collected	1,242	1,062	964
Other income	(430)	(262)	(124)
Total revenue received	3,008	2,796	2,516
Benefits paid	1,792	1,811	1,356
Net transfers from (to) separate accounts	(20)	896	365
Commissions and expenses paid	211	198	195
Dividends paid to policyholders	—	1	—
Federal income taxes paid	109	123	183
Total benefits and expenses paid	2,092	3,029	2,099
Net cash provided by (used in) operations	916	(233)	417
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	2,640	4,630	3,133
Stocks	10	6	50
Mortgage loans	469	307	423
Other invested assets	667	587	698
Derivatives	102	—	94
Securities lending reinvested collateral assets	258	37	37
Other, net	—	27	—
Total proceeds from investments sold, matured or repaid	4,146	5,594	4,435
Cost of investments acquired:
Bonds	1,978	4,042	3,655
Stocks	19	2	17
Mortgage loans	1,243	325	381
Other invested assets	895	829	521
Other, net	24	76	203
Total cost of investments acquired	4,159	5,274	4,777
Net adjustment in contract loans	(7)	(12)	(11)
Net cash provided by (used in) investing activities	(6)	332	(331)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	(2)	(2)	133
Net deposits on (withdrawals from) deposit-type contracts	(2)	(2)	121
Dividends to parent	(200)	(101)	(157)
Change in securities lending	(261)	—	—
Other, net	(233)	(22)	(94)
Net cash provided by (used in) financing and miscellaneous activities	(698)	(127)	3
Net increase (decrease) in cash, cash equivalents and short-term investments	212	(28)	89
Cash, cash equivalents and short-term investments at beginning of year	177	205	116
Cash, cash equivalents and short-term investments at end of year	$389	$177	$205

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$—	$480	$—
Non-cash premiums transfer from AGL	—	4	—
Non-cash transfer from common stocks to other invested assets	3	3	20
Non-cash transfer from other invested assets to mortgage loans	—	2	—
Non-cash transfer from mortgage loans to other invested assets	—	—	142

See accompanying Notes to Statutory Financial Statements.

8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (USL or the Company), is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holding, Inc. (AIG Life Holding). AIG Life Holding is wholly owned by Corebridge Financial Inc. (Corebridge), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (NYDFS). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

NYDFS recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality

10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in Statement of Statutory Accounting Principle (SSAP) 43-Revised “Loan-Backed and Structured Securities”, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in SSAP No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities of three months or less and are carried at amortized cost. Short-

11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Starting in 2022 the company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. Hedge accounting was not used for any derivative instruments in 2021.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is

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determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a net asset IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $679 million and $588 million at December 31, 2022 and 2021, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020 and subsequent years, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the companies life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners

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Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.4 billion at December 31, 2022.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as revenue over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries and third-party managers is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement, because the Company is included in the consolidated federal income tax return of its ultimate parent company filing group. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

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Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for Corebridge’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation of New York Rule 213 (NY’s version of VM-21) was $(20) million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2022, three out-of-period errors, the largest due to separate account rider fees, were identified and corrected, which increased unassigned surplus by $7 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2021, one out-of-period error due to an understated model of economic hedge targeting was identified and corrected, which decreased unassigned surplus by $5 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $2 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

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Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into

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consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any net asset IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any net asset IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit

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expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Bonds:
U.S. government obligations	$294	$1	$(67)	$228
All other governments	702	1	(137)	566
States, territories and possessions	95	—	(9)	86
Political subdivisions of states, territories and possessions	43	—	(3)	40
Special revenue	1,020	2	(127)	895
Industrial and miscellaneous	16,549	113	(2,301)	14,361
Hybrid securities	24	1	(1)	24
Bank loans	281	—	(17)	264
Total bonds	19,008	118	(2,662)	16,464
Preferred stock	27	—	—	27
Common stock	18	—	—	18
Total equity securities	45	—	—	45
Total	$19,053	$118	$(2,662)	$16,509
December 31, 2021
Bonds:
U.S. government obligations	$291	$67	$—	$358
All other government	752	50	(11)	791
States, territories and possessions	106	15	—	121
Political subdivisions of states, territories and possessions	44	8	—	52
Special revenue	1,151	139	(1)	1,289
Industrial and miscellaneous	17,137	1,518	(107)	18,548
Hybrid securities	74	13	—	87
Bank loans	308	1	(3)	306
Total bonds	19,863	1,811	(122)	21,552
Preferred stock	9	—	—	9
Common stock	26	—	—	26
Total equity securities	35	—	—	35
Total	$19,898	$1,811	$(122)	$21,587

20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Bonds:
U.S. government obligations	$209	$(67)	$—	$—	$209	$(67)
All other government	539	(137)	—	—	539	(137)
U.S. States, territories and possessions	71	(9)	—	—	71	(9)
Political subdivisions of states, territories and possessions	29	(3)	—	—	29	(3)
Special revenue	815	(127)	2	—	817	(127)
Industrial and miscellaneous	11,610	(1,988)	1,001	(315)	12,611	(2,301)
Hybrid securities	15	(1)	—	—	15	(1)
Bank loans	117	(7)	143	(10)	260	(16)
Total bonds	13,405	(2,339)	1,146	(325)	14,551	(2,664)
Preferred stock	6	—	2	—	8	—
Common stock	—	—	—	—	—	—
Total equity securities	6	—	2	—	8	—
Total	$13,411	$(2,339)	$1,148	$(325)	$14,559	$(2,664)
December 31, 2021
Bonds:
U.S. government obligations	$165	$(6)	$38	$(5)	$203	$(11)
Political subdivisions of states, territories and possessions	5	—	—	—	5	—
Special revenue	79	(1)	4	—	83	(1)
Industrial and miscellaneous	2,585	(48)	963	(70)	3,548	(118)
Hybrid securities	20	—	—	—	20	—
Bank loans	125	(1)	99	(2)	224	(3)
Total	$2,979	$(56)	$1,104	$(77)	$4,083	$(133)
Preferred stock	2	—	—	—	2	—
Common stock	—	—	—	—	—	—
Total equity securities	2	—	—	—	2	—
Total	$2,981	$(56)	$1,104	$(77)	$4,085	$(133)

As of December 31, 2022 and 2021, the number of bonds and equity securities in an unrealized loss position was 3,721 and 1,178, respectively. Bonds comprised 3,716 of the total of which 282 were in a continuous loss position greater than 12 months at December 31, 2022. Bonds comprised 1,175 of the total of which 290 were in a continuous loss position greater than 12 months at December 31, 2021.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2022 and 2021, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2022
Due in one year or less	$209	$208
Due after one year through five years	2,340	2,229
Due after five years through ten years	3,439	3,042
Due after ten years	8,657	6,875
LBaSS	4,363	4,110
Total	$19,008	$16,464

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $29 million and $106 million at December 31, 2022 and 2021, respectively, which is the fair value. At December 31, 2022 and 2021, the Company had no income excluded from due and accrued for bonds.

At December 31, 2022, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2021, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 12 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2022	2021
Consumer cyclical	21.9%	16.2%
Consumer non-cyclical	13.0	17.9
Communications	11.4	—
Energy	11.2	12.9

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2022		December 31, 2021
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$4,363	$4,110	$4,536	$4,790

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2022 and 2021, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2022 and 2021, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2022, 2021 and 2020, the Company recognized total OTTI of $20 million, $1 million and $14 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2022 and 2021, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
LBaSS	$2,802	$(300)	$209	$(32)	$3,011	$(332)
December 31, 2021
LBaSS	$786	$(9)	$147	$(17)	$933	$(26)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2022	2021
Balance, beginning of year	$204	$232
Increases due to:
Credit impairment on new securities subject to impairment losses	7	—
Additional credit impairment on previously impaired investments	14	1
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	48	29
Balance, end of year	$177	$204

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2022.

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.9 billion and $3.2 billion at December 31, 2022 and 2021, respectively. Contractual interest rates range from 0.00 percent to 9.46 percent. The mortgage loans at December 31, 2022 had maturity dates ranging from 2023 to 2055.

23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2022	2021
Geographic distribution:
Mid-Atlantic	26.9%	32.9%
Pacific	19.4	15.9
Foreign	16.8	15.6
South Atlantic	12.7	11.7
East North Central	6.6	8.0
West South Central	7.8	7.2
New England	3.5	4.5
Mountain	3.3	2.1
East South Central	2.4	1.5
West North Central	0.6	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	30.8%	38.7%
Office	22.1	26.4
Retail	7.2	12.0
Industrial	20.3	16.3
Hotel/Motel	2.1	3.6
Other	17.5	3.0
Total	100.0%	100.0%

At December 31, 2022, there were 58 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 51 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2022 and 2021:

	Years Ended December 31,
	2022		2021
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	7.83%	4.16%	4.35%	2.40%
Industrial	9.34	2.68	4.00	2.35
Retail	—	—	5.65	5.65
Hotel/Motel	—	—	6.00	—
Multi-family	8.37	3.01	6.18	2.89
Other	9.33	2.52	4.24	2.27

The Company did not reduce the interest rate on any loans during 2022. The Company reduced the interest rate on one loan during 2021.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 80.0 percent and 82.0 percent, in 2022 and 2021, respectively.

At December 31, 2022, the Company held $114 million in impaired mortgages with $74 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. At December 31, 2021, the Company held $60 million in impaired mortgages with $20 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $79 million and $84 million, at December 31, 2022 and 2021, respectively. The Company recognized interest income of $3 million, $1 million and $1 million, in 2022, 2021 and 2020, respectively.

24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2022	2021	2020
Balance, beginning of year	$31	$37	$36
Additions (reductions) charged to unrealized capital loss	9	(6)	13
Direct write-downs charged against allowance	—	—	(12)
Balance, end of year	$40	$31	$37

During 2022, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2022	2021
Current	$3,904	$3,165
30 - 59 days past due	2	24
90 - 179 days past due	—	—
Total	$3,906	$3,189

At December 31, 2022 and 2021, the Company had mortgage loans outstanding under participant or co-lender agreements of $3.0 billion and $2.7 billion, respectively.

The Company had $60 million and $61 million in restructured loans at December 31, 2022 and 2021, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2022:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	—%	$87	0.30%	$—	— %
b. 91% to 95%	—	—	39	0.10	—	—
c. 81% to 90%	—	—	46	0.20	—	—
d. 71% to 80%	—	—	327	1.20	—	—
e. below 70%	675	2.60	2,731	10.40	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2022 and 2021. In 2022, the Company had $1 million in outstanding commitments to debtors that hold loans with restructured terms. In 2021, the Company had no outstanding commitment to debtors that hold loans with restructured terms.

Real Estate

The Company had no investment in real estate at December 31, 2022, 2021 and 2020.

25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2022	2021
Investments in limited liability companies	$57	$357
Investments in limited partnerships	1,240	1,089
Collateral loan	416	—
Surplus note	133	—
Other unaffiliated investments	56	362
Receivable for securities	25	6
Initial margin for futures	18	29
Non-admitted assets	(3)	(3)
Total	$1,942	$1,840

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $255 million and $226 million at December 31, 2022 and 2021, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $13 million, $12 million and $3 million during 2022, 2021 and 2020, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$802	$880	$880
Common stocks	—	1	1
Cash and short-term investments	8	4	5
Mortgage loans	159	140	143
Contract loans	9	9	10
Derivatives	145	42	(13)
Investment income from affiliates	20	18	3
Other invested assets	97	104	45
Gross investment income	1,240	1,198	1,074
Investment expenses	(36)	(29)	(30)
Net investment income	$1,204	$1,169	$1,044

26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(91)	$139	$74
Common stocks	(1)	1	45
Cash and short-term investments	(4)	1	—
Mortgage loans	(7)	—	(12)
Derivatives	(64)	(159)	56
Other invested assets	(1)	28	123
Realized capital gains (losses)	(168)	10	286
Federal income tax (expense) benefit	35	(2)	(60)
Net gains transferred to IMR	61	(111)	(74)
Net realized capital gains (losses)	$(72)	$(103)	$152

During 2022, 2021 and 2020, the Company recognized $28 million, $3 million and $17 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2022	2021	2020
Proceeds	$1,410	$2,452	$1,610

Gross realized capital gains	$46	$130	$184
Gross realized capital losses	(108)	(27)	(60)
Net realized capital gains (losses)	$(62)	$103	$124

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(37)	$(39)	$24
Preferred and common stocks	—	—	(145)
Mortgage loans	(55)	(7)	20
Derivatives	(102)	63	11
Other invested assets	(6)	178	47
Federal income tax expense	42	(41)	9
Net change in unrealized gains (losses) of investments	$(158)	$154	$(34)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2022	2021	2022	2021	2022	2021
Bonds - AC	1	1	$10	$—	$8	$—
LB&SS - AC	13	2	8	2	7	2
Preferred Stock - AC	2	—	2	—	2	—
Preferred Stock - FV	—		—	—	—	—
Total	16	3	$20	$2	$17	$2

AC - Amortized Cost

FV - Fair Value

27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2022 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
46614KAB2	$1,847	$373	$1,475	$373	$372	6/30/2022
92927XAA2	5,822	5,761	61	5,761	5,724	6/30/2022
76112FAA9	15,868	14,086	1,782	14,086	14,075	6/30/2022
761118XU7	4,101	2,867	1,235	2,867	4,060	6/30/2022
92922FFC7	66	9	57	9	2	6/30/2022
50179MAH4	163	79	84	79	78	6/30/2022
Quarterly Total	$27,867	$23,175	$4,694	$23,175	$24,311
86361WAA9	$8	$—	$8	$—	$—	9/30/2022
93935DAA4	14,552	14,552	—	14,552	15,859	9/30/2022
05530MAA7	12,874	12,557	317	12,557	13,234	9/30/2022
02660KAA0	7,867	7,463	403	7,463	8,487	9/30/2022
Quarterly Total	$35,301	$34,572	$728	$34,572	$37,580
03927NAF0	188	35	153	35	52	12/31/2022
41162DAF6	10,065	9,866	199	9,866	9,915	12/31/2022
02660BAA0	15,156	13,861	1,295	13,861	17,392	12/31/2022
05990QAM5	10,452	10,355	97	10,355	10,623	12/31/2022
362480AD7	8,658	8,432	226	8,432	8,561	12/31/2022
25151RAA2	2,912	2,837	75	2,837	2,967	12/31/2022
007036LR5	2,666	2,621	46	2,621	2,374	12/31/2022
126694JS8	446	431	15	431	415	12/31/2022
81377GAB5	9,372	7,397	1,975	7,397	8,593	12/31/2022
76110H2J7	3,544	3,419	126	3,419	3,759	12/31/2022
007036KG0	8,709	8,597	112	8,597	8,133	12/31/2022
52523MAC4	10,161	10,042	119	10,042	14,854	12/31/2022
93934FCF7	8,518	8,405	113	8,405	7,874	12/31/2022
251510FG3	5,555	5,498	57	5,498	4,899	12/31/2022
25151RAB0	6,892	6,594	298	6,594	6,854	12/31/2022
92922FFB9	1,449	1,366	83	1,366	1,318	12/31/2022
12652CBF5	118	100	18	100	100	12/31/2022
69371VBL0	23	23	—	23	27	12/31/2022
761118BU1	1,844	1,841	3	1,841	1,961	12/31/2022
69374JBV2	93	88	5	88	125	12/31/2022
69374XBU3	61	60	1	60	63	12/31/2022
693684BV3	94	60	34	60	67	12/31/2022
693650BU6	98	54	43	54	54	12/31/2022
69376DBU5	143	142	1	142	79	12/31/2022
54910EBW4	6,467	5,819	647	5,819	8,882	12/31/2022
54910ECA1	6,207	5,491	715	5,491	8,383	12/31/2022
54910ECU7	3,270	2,848	422	2,848	4,347	12/31/2022
54910EDW2	2,497	2,069	428	2,069	3,157	12/31/2022
54910EFN0	740	587	153	587	891	12/31/2022
94984NAA0	291	271	20	271	289	12/31/2022
23242GAD6	2,864	2,857	7	2,857	2,805	12/31/2022
126694EK0	2,291	2,238	53	2,238	2,095	12/31/2022
64352VNZ0	3,271	3,271	—	3,271	3,220	12/31/2022
466286AA9	6,201	5,914	288	5,914	6,706	12/31/2022
126694LE6	518	471	47	471	473	12/31/2022

28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
362341EN5	355	336	18	336	338	12/31/2022
64352VGV7	4,845	4,627	218	4,627	4,644	12/31/2022
61749CAC5	2,286	2,213	73	2,213	2,258	12/31/2022
12669EQ41	1,102	644	457	644	134	12/31/2022
36228FNE2	171	152	19	152	154	12/31/2022
16162WMD8	3,608	3,522	86	3,522	3,519	12/31/2022
74160MBZ4	159	159	—	159	60	12/31/2022
12667F3X1	770	759	11	759	869	12/31/2022
76111XVN0	968	956	12	956	897	12/31/2022
362341WX3	1,346	1,325	21	1,325	1,365	12/31/2022
3623413Y3	1,098	1,005	93	1,005	1,233	12/31/2022
32051GPW9	1,755	1,744	10	1,744	1,754	12/31/2022
05952DAB4	66	63	3	63	63	12/31/2022
16162TT63	29	28	1	28	28	12/31/2022
05952GAE1	2,095	2,031	64	2,031	2,085	12/31/2022
05604FAJ4	3,478	3,264	214	3,264	3,264	12/31/2022
55028BAG2	3,213	3,178	35	3,178	3,178	12/31/2022
525221GM3	3,917	3,785	132	3,785	3,785	12/31/2022
25150WAA2	439	428	11	428	428	12/31/2022
23305YAZ2	9,378	7,590	1,788	7,590	7,590	12/31/2022
682439AG9	10,004	9,306	699	9,306	9,306	12/31/2022
12635WAJ6	1,988	1,935	53	1,935	1,935	12/31/2022
92922FEC8	203	155	48	155	155	12/31/2022
05946XP64	299	290	9	290	290	12/31/2022
12669GXJ5	2,777	2,669	108	2,669	2,669	12/31/2022
32051GQP3	436	426	10	426	426	12/31/2022
12669G4P3	405	400	5	400	400	12/31/2022
02150TAD2	571	525	47	525	525	12/31/2022
00441YAA0	2,930	2,895	35	2,895	2,895	12/31/2022
05946XSQ7	685	635	50	635	635	12/31/2022
22541QAP7	134	126	7	126	126	12/31/2022
362334AA2	1,031	991	40	991	991	12/31/2022
86359BHP9	780	760	20	760	760	12/31/2022
12669GTC5	13,067	12,139	928	12,139	12,139	12/31/2022
126694DP0	1,411	1,130	281	1,130	1,130	12/31/2022
000780NC6	238	235	3	235	235	12/31/2022
40422GAG5	949	869	80	869	869	12/31/2022
05946XUE1	6,602	6,149	453	6,149	6,149	12/31/2022
1266942C1	433	433	—	433	422	12/31/2022
61744CRF5	1,954	1,816	138	1,816	1,816	12/31/2022
59020UKP9	3,461	3,360	100	3,360	3,360	12/31/2022
05948K3G2	108	107	—	107	102	12/31/2022
Quarterly Total	$233,378	$219,120	$14,254	$219,120	$237,288
		Year End Total	$19,676

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2021, the Company had bonds loaned with a fair value of approximately $253 million pursuant to the securities lending program.

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The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
30 days or less	$—	$62
31 to 60 days	—	131
61 to 90 days	—	68
Subtotal	—	261
Securities collateral received	—	—
Total collateral received	$—	$261

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$258	$258
Subtotal	—	—	258	258
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$258	$258

Repurchase Agreements

At December 31, 2022, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company. At December 31, 2021, bonds with a fair value of approximately $85 million were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
Open positions	$—	$—
30 days or less	20	45
31 to 60 days	—	26
61 to 90 days	—	—
Greater than 90 days	—	14
Subtotal	20	85
Securities collateral received	—	—
Total collateral received	$20	$85

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The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$2	$2	$—	$—
2. Overnight	26	27	25	10
3. 2 Days to 1 Week	73	55	54	20
4. > 1 Week to 1 Month	71	61	60	20
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$2	$2	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	20
4. > 1 Week to 1 Month	71	60	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$172	$144	$139	$50
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$72	$61	$—	$20
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2022		December 31, 2021

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$78	$85
Greater than three years	—	—	—	—
Subtotal	—	—	78	85
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$78	$85

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The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$78	$76	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	74	62	—	—

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The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

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The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2022	2021
On deposit with states	$16	$16
Securities lending	—	214
Collateral held on securities lending	—	260
FHLB stock and collateral pledged	396	363
Subject to repurchase agreements	—	78
Collateral for derivatives	405	30
Total	$817	$961

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2022
In general account:
RMBS	$149	$149	$156	$—
CDOs	16	20	18	—
CMBS	—	—	—	—
Total subprime exposure	$165	$169	$174	$—

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital loss of $95 million in 2022, an unrealized capital gain of $63 million in 2021 and an unrealized capital gain of 11 million in 2020, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year ended 2022, as a result of increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2022, the Company held $78 million of collateral for derivatives, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from

35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2022			December 31, 2021

(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$10,173	$61	$61	$2,764	$60	$60
Foreign exchange contracts	688	90	90	653	41	41
Equity contracts	1,444	54	54	1,566	121	121
Derivative liabilities, gross	12,305	205	205	4,983	222	222
Counter party netting*	—	(114)	(114)	—	(95)	(95)
Derivative assets, net	$12,305	$91	$91	$4,983	$127	$127
Liabilities:
Interest rate contracts	$1,064	$209	$209	$327	$2	$2
Foreign exchange contracts	1,013	52	52	760	10	10
Equity contracts	1,146	34	34	814	83	83
Derivative liabilities, gross	3,223	295	295	1,901	95	95
Counter party netting*	—	(114)	(114)	—	(95)	(95)
Derivative liabilities, net	$3,223	$181	$181	$1,901	$—	$—

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2022		December 31, 2021
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$205	$297	$222	$(95)
Amount offset	(114)	(114)	(95)	95
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$91	$183	$127	$—

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2022		December 31, 2021
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$10,173	2061	$2,764	2061
Foreign exchange contracts	688	2049	653	2049
Equity contracts	1,444	2023	1,566	2022
Derivative liabilities:
Interest rate contracts	1,064	2052	327	2027
Foreign exchange contracts	1,013	2045	760	2056
Equity contracts	1,146	2023	814	2022

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $162 million and $77 million at December 31, 2022 and 2021, respectively.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2022
Assets:
Bonds	$16,449	$18,993	$—	$13,991	$2,458
Preferred stocks	6	6	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	389	389	318	71	—
Mortgage loans	3,606	3,906	—	—	3,606
Contract loans	141	141	—	—	141
Derivatives	(6)	(7)	—	(6)	—
Receivables for securities	25	25	—	25	—
Separate account assets	1,130	1,130	—	1,130	—
Liabilities:
Policy reserves and contractual liabilities	542	523	—	8	534
Payable for securities	1	1	—	1	—
December 31, 2021
Assets:
Bonds	$21,516	$19,827	$—	$18,737	$2,779
Preferred stocks	7	7	—	7	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	177	177	134	43	—
Mortgage loans	3,370	3,189	—	—	3,370
Contract loans	147	147	—	—	147
Receivables for securities	6	6	—	6	—
Securities lending reinvested collateral assets	258	258	—	258	—
Separate account assets	1,191	1,191	—	1,191	—
Liabilities:
Policy reserves and contractual liabilities	659	507	—	12	647
Payable for securities	26	26	—	26	—
Payable for securities lending	261	261	—	261	—

39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stock are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2022
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$7	$8	$—	$15
Total bonds	—	7	8	—	15
Preferred stock
Industrial and miscellaneous	—	—	21	—	21
Total preferred stock	—	—	21	—	21
Common stock
Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	47	14	—	61
Foreign exchange contracts	—	90	—	—	90
Equity contracts	1	53	—	—	54
Counterparty netting	—	—	—	(114)	(114)
Total derivative assets	1	190	14	(114)	91
Separate account assets	3,272	1,010	—	—	$4,282
Total assets at fair value	$3,273	$1,207	$43	$(114)	$4,409
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$209	$—	$—	$209
Foreign exchange contracts	—	46	—	—	46
Equity contracts	—	34	—	—	34
Counterparty netting	—	—	—	(114)	(114)
Total derivative liabilities	—	289	—	(114)	175
Total liabilities at fair value	$—	$289	$—	$(114)	$175
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$—	$36	$—	$36
Total bonds	—	—	36	—	36
Preferred stock
Industrial and miscellaneous	—	—	2	—	2
Total preferred stock	—	—	2	—	2
Common stock
Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	60	—	—	60
Foreign exchange contracts	—	41	—	—	41
Equity contracts	1	120	—	—	121
Counterparty netting	—	—	—	(95)	(95)
Total derivative assets	1	221	—	(95)	127
Separate account assets	4,052	905	—	—	4,957
Total assets at fair value	$4,053	$1,126	$38	$(95)	$5,122
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2	$—	$—	$2
Foreign exchange contracts	$—	$10	$—	$—	$10
Equity contracts	—	83	—	—	83
Counterparty netting	—	—	—	(95)	(95)
Total derivative liabilities	—	95	—	(95)	—
Total liabilities at fair value	$—	$95	$—	$(95)	$—

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2021	$1	$—	$—	$—	$1
Total realized/unrealized capital gains or losses:
Included in net (loss) income	1	—	1	—	2
Included in surplus	(1)	—	—	—	(1)
Purchases, issuances and settlements	33	2	(1)	—	34
Transfers into Level 3	2	—	—	—	2
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2021	$36	$2	$—	$—	$38

Included in net (loss) income	1	—	—	(10)	(9)
Included in surplus	(3)	—	—	10	7
Purchases, issuances and settlements	(55)	19	—	14	(22)
Transfers into Level 3	29	—	—	—	29
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2022	$8	$21	$—	$14	$43

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2022 and 2021, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2022 and 2021 may include changes in fair value that were attributable to both observable and unobservable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2022.

43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2022
Derivative assets at fair value	$2	$190	$14	$206
Derivative liabilities at fair value	—	(296)	—	(296)

December 31, 2021
Derivative assets at fair value	$1	$221	$—	$222
Derivative liabilities at fair value	—	95	—	95

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2022	2021
Life insurance	$3,426	$3,417
Annuities (excluding supplementary contracts with life contingencies)	16,840	16,246
Supplementary contracts with life contingencies	157	126
Disability - active lives	2	2
Disability - disabled lives	55	59
Excess of VM-21 reserves over basic reserves	124	138
Deficiency reserves	237	238
Other miscellaneous reserve	1,484	1,466
Gross life and annuity reserves	22,325	21,692
Reinsurance ceded	(197)	(253)
Net life and annuity reserves	22,128	21,439
Accident and health reserves
Unearned premium reserves	8	9
Present value of amounts not yet due on claims	174	191
Additional contract reserves	41	41
Gross accident and health reserves	223	241
Reinsurance ceded	(16)	(17)
Net accident and health reserves	207	224
Aggregate policy reserves	$22,335	$21,663

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjusted	$2,661	$—	$—	$2,661	13.62%
b. At book value less current surrender charge of 5% or more	3,697	—	—	3,697	18.93%
c. At fair value	—	—	4,166	4,166	21.33%
d. Total with market adjustment or at fair value	6,358	—	4,166	10,524	53.88%
e. At book value without adjustment (minimal or no charge or adjustment)	6,185	—	—	6,185	31.67%
(2) Not subject to discretionary withdrawal	2,822	—	1	2,823	14.45%
(3) Total (gross: direct + assumed)	$15,365	$—	$4,167	$19,532	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$15,365	$—	$4,167	$19,532
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$908	$—	$—	$908

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjusted	$1	$—	$—	$1	0.04%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	2	2	0.07%
d. Total with market adjustment or at fair value	1	—	2	3	0.11%
e. At book value without adjustment (minimal or no charge or adjustment)	486	—	—	486	17.83%
(2) Not subject to discretionary withdrawal	1,145	1,092	—	2,237	82.06%
(3) Total (gross: direct + assumed)	$1,632	$1,092	$2	$2,726	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,632	$1,092	$2	$2,726
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	18	—	—	18	2.36%
(2) Not subject to discretionary withdrawal	743	—	1	744	97.64%
(3) Total (gross: direct + assumed)	$761	$—	$1	$762	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$761	$—	$1	$762
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2022:

	December 31, 2022
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$—	$8	$21	$—	$—	$—
(2) Universal life	1,189	1,182	1,291	—	—	—
(3) Universal life with secondary guarantees	136	125	692	—	—	—
(4) Indexed universal life	8	8	8	—	—	—
(5) Indexed universal life with secondary guarantees	45	30	60	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	56	346	389	9	9	9
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1	1	1	10	10	10
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	—	—	$965	—	—	$—
(2) Accidental death benefits	—	—	—	—	—	—
(3) Disability - active lives	—	—	2	—	—	—
(4) Disability - disabled lives	—	—	55	—	—	—
(5) Miscellaneous reserves	—	—	315	—	—	—
C. Total (gross: direct + assumed)	$1,435	$1,700	$3,799	$19	$19	$19
D. Reinsurance ceded	54	46	197	—	—	—
E. Total (net) (C) - (D)	$1,381	$1,654	$3,602	$19	$19	$19

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2022		December 31, 2021

(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$4,300	$—	$4,982	$—
Variable Universal Life Products	20	—	26	—
Terminal funding	1,092	—	1,140	—
Total	$5,412	$—	$6,148	$—

46

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2022 and 2021 is $246 million and $49 million, respectively.

There was no separate account business seed money at December 31, 2022 and 2021.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2022	$63	$2
2021	53	1
2020	45	—
2019	37	—
2018	30	—

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$—	$—	$—	$299	$299
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,194	$4,194
Amortized costs	—	1,092	—	—	1,092
Total reserves	$—	$1,092	$—	$4,194	$5,286
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,092	$—	$—	$1,092
At market value	—	—	—	4,192	4,192
Subtotal	—	1,092	—	4,192	5,284
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,092	$—	$4,194	$5,286
December 31, 2021
Premiums, considerations or deposits	$—	$—	$—	$1,178	$1,178
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,863	$4,863
Amortized costs	—	1,139	—	—	1,139
Total reserves	$—	$1,139	$—	$4,863	$6,002
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,139	$—	$—	$1,139
At market value	—	—	—	4,861	4,861
Subtotal	—	1,139	—	4,861	6,000
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,139	$—	$4,863	$6,002

47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2022	2021	2020
Transfers to separate accounts	$299	$1,178	$595
Transfers from separate accounts	(312)	(331)	(209)
Net transfers to (from) separate accounts	(13)	847	386
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$(13)	$847	$386

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $124 million and $138 million at December 31, 2022 and 2021, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $227 million and $7 million at December 31, 2022 and 2021, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $10 million and $32 million at December 31, 2022 and 2021, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 7.0 percent and 10.8 percent of gross insurance in-force at December 31, 2022, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2022, 2021 and 2020 were immaterial.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2022		December 31, 2021
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	—	—	—	—
Ordinary renewal	18	46	10	44
Total	$18	$46	$10	$44

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2022, 2021 or 2020. Reinsurance premiums ceded in 2022, 2021 and 2020 were $133 million, $205 million and $210 million, respectively. The reserve credit taken on reinsurance ceded was $213 million and $270 million at December 31, 2022 and 2021, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022 and 2021, the Company’s reinsurance recoverables were $49 million and $69 million, respectively.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX through intercompany reinsurance. The Company has a coinsurance/modified coinsurance agreement (the Co/Modco Agreement) with AIG Life of Bermuda, Ltd. (AIGB), an affiliated offshore life insurer. Under the Co/Modco Agreement, AIGB reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. AIGB is a Bermuda licensed insurer but is not licensed to transact insurance or reinsurance, nor is accredited as a reinsurer in the State of New York. At December 31, 2022 and 2021, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($116 million and $158 million, respectively) ceded to AIGB were fully secured by letters of credit. These letters of credit, secured by AIGB for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by AIG in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future AIG events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

49

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $78 million, $68 million and $47 million in 2022, 2021 and 2020, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

In both 2022 and 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than $1 million. No treaties with non-affiliated reinsurers were commuted in 2020.

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The Company has not determined as of the reporting date if it will be subject to the CAMT in 2023. The 2022 financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$746	$159	$905	$664	$95	$759	$82	$64	$146
Statutory valuation allowance adjustment	—	29	29	—	—	—	—	29	29
Adjusted gross DTA	746	130	876	664	95	759	82	35	117
DTA non-admitted	524	130	654	478	95	573	46	35	81
Net admitted DTA	222	—	222	186	—	186	35	—	36
DTL	36	—	36	55	—	55	(19)	—	(19)
Total	$186	$—	$186	$131	$—	$131	$55	$—	$55

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	186	—	186	131	—	131	55	—	55

1. Adjusted gross DTA expected to be realized following the reporting date	186	—	186	131	—	131	55	—	55

2. Adjusted gross DTA allowed per limitation threshold	—	—	285	—	—	357	—	—	(72)

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	36	—	36	55	—	55	(19)	—	(19)
DTA admitted as the result of application of SSAP 101	$222	$—	$222	$186	$—	$186	$36	$—	$36

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

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The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	768%	941%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$1,901	$2,383

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax expense
Federal	$143	$132	$51
Federal income tax on net capital gains (losses)	(35)	2	60
Federal income tax incurred	108	134	111

	Years Ended December 31,
(in millions)	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$562	$531	$31
Investments	32	2	30
Deferred acquisition costs	136	122	14
Fixed assets	4	5	(1)
Net operating loss carry forward	8	—	8
Tax credit carryforward	—	—	—
Other (including items less than 5% of total ordinary tax assets)	4	4	—
Subtotal	746	664	82
Non-admitted	524	478	46
Admitted ordinary deferred tax assets	222	186	36
Capital:
Investments	159	95	64
Real Estate		—	—
Subtotal	159	95	64
Statutory valuation allowance adjustment	29		29
Non-admitted	130	95	35
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	222	186	36
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	16	15	273
Policyholder reserves	20	40	(20)
Deferred tax liabilities	36	55	(20)
Net deferred tax assets	$186	$131	$56

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The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2022	2021	Change
Total adjusted deferred tax assets	$876	$759	$117
Total deferred tax liabilities	$36	$55	$(19)
Net adjusted deferred tax assets	$840	$704	$136
Tax effect of unrealized gains (losses)			$(42)
Change in net deferred income tax			$94

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2022		December 31, 2021		December 31, 2020
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$6	21.0%	$66	21.0%	$76	21.0%
Change in valuation adjustment	29	97.8	—	—
Surplus adjustments	1	3.2	(2)	(0.5)	(5)	(1.3)
Prior year return true-ups and adjustments	(2)	(5.8)	(1)	(0.2)	(1)	(0.3)
Amortization of interest maintenance reserve	(18)	(62.2)	17	5.3	9	2.5
Change in non-admitted assets	(1)	(5.7)	4	1.3	(1)	(0.3)
Dividend received deduction	(1)	(2.9)	(1)	(0.3)	(1)	(0.3)
Other permanent adjustments	—	—	1	0.3	—	—
Credits	—	—	—	—	—	—
Statutory income tax expense (benefit)	$14	45.4%	$84	26.9%	$77	21.3%

Federal income taxes incurred	$108	362.1%	$134	42.8%	$111	30.5%
Change in net deferred income taxes	(94)	(316.7)	(50)	(15.9)	(34)	(9.2)
Total statutory income taxes	$14	45.4%	$84	26.9%	$77	21.3%

At December 31, 2022, the Company had no foreign tax credits carryforwards.

At December 31, 2022, the Company has U.S. federal operating loss carryforwards of $8 million.

At December 31, 2022, the Company had no capital loss carryforward.

At December 31, 2022, the Company had no general business credit carryforwards.

At December 31, 2022, the Company had no alternative minimum tax credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2020	$—
2021	95
2022	—
Total	$95

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $876 million and concluded that $29 million valuation allowance was required at December 31, 2022. The Company had concluded that no valuation allowance was required on the DTAs of $759 million at December 31, 2021.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2022	2021
Gross unrecognized tax benefits at beginning of year	$—	$—
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$—	$—

At December 31, 2022 and 2021, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were less than 1 million, for both years.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2022 and 2021, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2022, 2021 and 2020, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2022, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years and engaging in the IRS Appeals process in regard to years 2011-2019. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2021 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2022.

For the period prior to the tax deconsolidation of Corebridge from AIG, the Company will join in the filing of a consolidated federal income tax return with AIG.

The following table lists those companies that form part of the 2022 AIG consolidated federal tax return:

Company	Company
A.I. Credit Corp.	AIG Credit Corp.

AGC Life Insurance Company	AIG Direct Insurance Services, Inc.

AGL Assignment Company, LLC	AIG Employee Services, Inc.

AGL Loan Investments Corporation	AIG FCOE, Inc.

AGLIC Investments Bermuda Limited	AIG Federal Savings Bank

AH SubGP 1158 Flat Iron, LLC	AIG Financial Products Corp.

AH SubGP 1384 Woodglen, LLC	AIG Fund Services, Inc.

AH SubGP 1450 Timber, LLC	AIG Global Asset Management Holdings Corp.

AH SubGP 1535 Hunter’s Run, LLC	AIG Global Capital Markets Securities, LLC

AH SubGP 1551 Spanish Creek, LLC	AIG Global Operations (Ireland) Limited

AH SubGP 479 Sunrise, LLC	AIG Global Real Estate Investment Corp.

AH SubGP 516 Merrilltown, LLC	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS

AH SubGP 693 Parkland Pointe, LLC	AIG Home Protection Company, Inc.

AH SubGP 716 Villas of Mission Bend, LLC	AIG Insurance Management Services, Inc.

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Company	Company

AH SubGP 759 Parker Commons, LLC	AIG International Inc.

AH SubGP 911 Mainland, LLC	AIG Kirkwood, Inc.

AIG Aerospace Adjustment Services, Inc.	AIG Life Holdings, Inc.

AIG Aerospace Insurance Services, Inc.	AIG Life of Bermuda, Ltd.

AIG Asset Management (U.S.), LLC	AIG Markets, Inc.

AIG Asset Management EU CLO, LLC	AIG Matched Funding Corp.

AIG Assurance Company	AIG MEA Investments and Services, LLC

AIG BG Holdings LLC	AIG Mortgage Capital, LLC

AIG Capital Corporation	AIG North America, Inc.

AIG Capital Services, Inc.	AIGGRE U.S. Real Estate Fund IV Lexington

AIG Century Verwaltungsgesellschaft mbH	AIGGRE VISTA, LLC

AIG Claims, Inc.	AIGT Inc. Hong Kong Branch

AIG Commercial Equipment Finance, Inc.	AIU Insurance Company

AIG Commercial Real Estate Lending	Akita, Inc.

AIG Credit (Europe) Corporation	Alabaster Capital LLC

AIG Property Casualty, Inc.	AlphaCat Capital Inc.

AIG Realty, Inc.	AM Holdings LLC

AIG Securities Lending Corp.	AIG Partnership Holdings Corp.

AIG Shared Services	AIG PC Global Services Inc.

AIG Shared Services Corporation	AIG Procurement Services, Inc.

AIG Shared Services Corporation - Management	AIG Property Casualty Company

AIG Shared Services Corporation (Philippines)	AIG Property Casualty International, LLC

AIG Specialty Insurance Company	AIG Property Casualty U.S., Inc.

AIG Spring Ridge I, Inc.	American Athletic Club, Inc.

AIG Technologies, Inc.	American General Annuity Service Corporation

AIG Technologies, Inc. (U.K. branch)	American General Assignment

AIG Travel Assist, Inc.	American General Assignment Corporation

AIG TRAVEL EMEA LIMITED	American General Insurance Agency, Inc.

AIG TRAVEL EUROPE LIMITED	American General Life Ins. Co. Non-Insulated

AIG Travel, Inc.	American General Life Insurance Co. - Insulat

AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	American General Life Insurance Company

AIG Warranty Services of Florida, Inc.	American General Life Services Company, LLC

AIG WarrantyGuard, Inc.	American General Realty

AIG.COM, Inc.	American Home Assurance Company

AIG-FP Capital Preservation Corp.	American International Facilities Management

AIG-FP Matched Funding Corp.	American International Group, Inc.

AIG-FP Pinestead Holdings Corp.	American International Realty Corporation

AIGGRE DC Ballpark Investor, LLC	American International Reinsurance

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Company	Company

AIGGRE Europe Real Estate Fund I	Arthur J. Glatfelter Agency, Inc.

AIGGRE Europe Real Estate Fund I GP S.a r.l.	Blackboard Customer Care Insurance Services

AIGGRE Europe Real Estate Fund II GP S.a.r.l	Blackboard Insurance Company

AIGGRE U.S. LT Apartments Investor Lexington	Blackboard Services, LLC

AIGGRE U.S. Real Estate Fund I	Blackboard Specialty Insurance Company

AIGGRE U.S. Real Estate Fund II	Blackboard U.S. Holdings, Inc.

AIGGRE U.S. Real Estate Fund II GP, LLC	CAP Investor 1, LLC

AIGGRE U.S. Real Estate Fund III	CAP Investor 10, LLC

CAP Investor 14, LLC	LSTREET I, LLC

CAP Investor 2, LLC	LSTREET II, LLC

CAP Investor 4, LLC	MG Reinsurance Limited

CAP Investor 5, LLC	MIP PE Holdings, LLC

CAP Investor 8, LLC	Morefar Marketing, Inc.

Charleston Bay SAHP Corp.	Mt. Mansfield Company, Inc.

Commerce and Industry Insurance Company	National Union Fire Insurance

Crop Risk Services, Inc.	National Union Fire Insurance Company

Crossings SAHP Corp.	New Hampshire Insurance Company

Curzon Funding Limited	NF Seven (Cayman) Limited

Curzon Street Funding Designated Activity	PCG 2019 Corporate Member Limited

Design Professionals Association	Pearce & Pearce, Inc.

DIL/SAHP Corp.	Pine Street Real Estate Holdings Corp.

DSA P&C Solutions, Inc.	Prairie SAHP Corp.

Eaglestone Reinsurance Company	Rialto Melbourne Investor LLC

Eastgreen, Inc.	Risk Specialists Companies

First Principles Capital Management, LLC	SA Affordable Housing, LLC

Fortitude Life & Annuity Solutions, Inc.	SA SubGP 1000 Woodwind Lakes, LLC

GIG of Missouri, Inc.	SAAHP GP Corp.

Glatfelter Claims Management, Inc.	SAFG Capital LLC

Glatfelter Properties, LLC	SAFG Markets, LLC

Glatfelter Underwriting Services, Inc.	SAFG Retirement Services, Inc.

Global Loss Prevention, Inc.	SAFG Technologies, LLC

Global Loss Prevention, Inc. [Canada]	SAHP GA III - SC LLC

Grand Savannah SAHP Corp.	SCSP Corp.

Granite State Insurance Company	Service Net Solutions of Florida, LLC

Health Direct, Inc.	Service Net Warranty, LLC

HOSPITAL PLAN INSURANCE SERVICES	SNW Insurance Agency, LLC

HPIS LIMITED	Spruce Peak Realty, LLC

Illinois National Insurance Co.	The United States Life Insurance Company - Insulated

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Company	Company

Integrated Manufacturing Companies, Inc.	The Variable Annuity Life - Insulated

Knickerbocker Corporation	The Variable Annuity Life - Non-Insulated

LBMA Equipment Services, Inc.	The Variable Annuity Life Insurance Company

Lexington Insurance Company	Travel Guard Americas LLC Sucursal Mexico

Lexington Specialty Insurance Agency, Inc.	Travel Guard Americas, LLC

Lilac Heights LLC	Travel Guard Americas, LLC [Argentina]

Livetravel, Inc.	Tudor Insurance Company

Stowe Mountain Holdings, Inc.	U G Corporation

Stratford Insurance Company	VALIC Financial Advisors, Inc.

SubGen NT, Inc.	VALIC Retirement Services Company

SunAmerica Affordable Housing Partners, Inc.	Validus America, Inc.

SunAmerica Asset Management, LLC	Validus Re Americas (New Jersey), Inc.

SunAmerica Fund Assets 83, LLC	Validus Reaseguros, Inc.

SunAmerica Life Reinsurance Company	Validus Services, Inc.

SunAmerica Retirement Markets, Inc.	Validus Specialty Underwriting Services, Inc.

Susquehanna Agents Alliance, LLC	Validus Specialty, LLC

The Glatfelter Agency, Inc.	Volunteer Firemen’s Insurance Services, Inc.

The Insurance Company of the State of Pennsylvania	Western World Insurance Company

The United States Life Insurance Company

For the period following the tax deconsolidation of Corebridge from AIG, the Company will join with AGC Life, AGL, AIGB, and VALIC, in filing a consolidated life company federal income tax return.

The Company has written agreements with both parent entities, AIG and AGC Life under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both, AIG and AGC Life, agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2022, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York State Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by the Company without prior approval of the NYDFS in a calendar year is set forth in New York Insurance Law. With respect to 2023, the maximum amount of dividends that can be paid by us to the Parent without prior approval of the NYDFS is the lesser of: (1) 10 percent of the Company’s statutory surplus as regards policyholders as of the immediately preceding calendar year; or (2) statutory net gain from

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operations for the immediately preceding calendar year, not including realized capital gains. Subject to the foregoing limitations discussed above, no dividends can be paid to the Parent in the year 2023 without consent of the NYDFS.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2022, 2021 and 2020:

Date	Type	Cash or Non-cash	Amount (in millions)
2022
March 28, 2022	Ordinary	Cash	$200
2021
March 15, 2021	Ordinary	Cash	101
2020
March 27, 2020	Ordinary	Cash	157

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

Certain Corebridge employees participate in various AIG sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from an allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2022	2021	2020
Defined benefit plans	$(1)	$(1)	$(1)
Total	$(1)	$(1)	$(1)

Defined Contribution Plan

Prior to August 22, 2022, Corebridge employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on ~~of~~ the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $3 million, $3 million and $3 million in 2022, 2021 and 2020, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan (each as applicable, the “LTIP”), which are governed by the AIG 2013 Omnibus Incentive Plan (“Omnibus Plan”). The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to our employees primarily in the form of

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AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives.

AIG RSUs and AIG stock options granted to Corebridge employees by AIG will be earned based solely on continued service by the participant while AIG PSUs will be earned based on both continued service and AIG achieving specified performance goals at the end of a three year performance period. These performance goals were pre-established by AIG’s Compensation and Management Resources Committee (“CMRC”) for each annual grant. The actual number of PSUs earned can vary from zero to 200% of the amount granted.vesting occurs on January 1 of the year immediately following the end of the three-year performance period.

Prior to 2021, LTI awards accrued dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs were subject to the same vesting terms and conditions as the underlying unit. Beginning in 2021, PSUs and RSUs granted via the annual 2021 LTI award (as of the date of grant), and those existing from the 2020 LTI awards (as of the third quarter) accrue dividend equivalent rights (DERs) as AIG’s dividends are declared. These DERs will be settled in cash only if the underlying units’ vesting conditions are met; previously accrued DEUs were not impacted by this change.

The fair value of AIG RSUs and AIG PSUs that are earned solely based on certain AIG-specific metrics was based on the closing price of AIG Common Stock on the grant date; while the fair value of AIG PSUs that are earned based on AIG’s relative total shareholder return (“TSR”) was determined on the grant date using a Monte Carlo simulation. The fair value of AIG stock options was estimated on the grant date using the Black-Scholes model.

On September 6, 2022, Corebridge adopted the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and the Corebridge Financial, Inc. Long-term Incentive Plan (the “LTIP,” together with the 2022 Plan, the “Corebridge Plans”). Following the IPO, equity awards may be granted under the Corebridge Plans to current employees or directors of the Company or, solely with respect to their final year of service, former employees.

Equity awards under the Corebridge Plans are linked to Corebridge common stock (“CRBG Stock”). A total of 40,000,000 shares of CRBG Stock are authorized for delivery pursuant to awards granted or assumed under the Plans. Delivered shares may be newly-issued shares or shares held in treasury.

All AIG RSUs that were held by active Corebridge employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of CRBG Stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding). Specifically, the AIG RSUs were converted to Corebridge RSUs based on a conversion factor of 2.580952. The conversion factor was determined by the AIG closing stock price on September 14 ($54.20) divided by the public offering price for CRBG Stock in the IPO ($21.00).

The Company receives an allocation for these expenses. The Company recognized compensation expenses of $3 million, $3 million and $2 million for the years ending December 31, 2022, 2021 and 2020, respectively, on the date of grant of which all was recharged to related parties.

20. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

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The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2022	2021
Membership stock - Class B	$7	$8
Activity stock	11	11
Excess stock	—	—
Total	$18	$19

Actual or estimated borrowing capacity as determined by the insurer	$1,022	$704

The Company did not hold any Class A at December 31, 2022 or 2021.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$396	$372	$363	$380

Maximum amount pledged during reporting period	415	431	516	557

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2022	2021
Amount outstanding	$240	$240

Maximum amount borrowed during reporting period	$240	$241

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2022 or 2021.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
5-year fixed rate	April 5, 2019	42
5-year fixed rate	April 16, 2019	52
6-year fixed rate	July 15, 2019	23

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $669 million and $627 million at December 31, 2022 and 2021, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2022, $245 million are currently expected to expire in 2023, and the remainder by 2027

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based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2022 and 2021, the Company had $612 million and $391 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $97 million are expected to expire in 2023 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $2 million at both December 31, 2022 and 2021, for these guarantee fund assessments. The Company has recorded receivables of $476 thousand and $1 million at December 31, 2022 and 2021, respectively, for expected recoveries against the payment of future premium taxes.

During 2022 and 2021, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Standard of Care Development

The Company provides products and services to certain employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or the Code. Plans subject to ERISA include certain pension and profit-sharing plans and welfare plans, including health, life and disability plans. As a result, our activities are subject to the restrictions imposed by ERISA and the Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Code are subject to enforcement by the DOL, the IRS and the Pension Benefit Guaranty Corporation.

The Company and our distributors are subject to laws and regulations regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. We closely monitor these legislative and regulatory activities and evaluate the impact of these requirements on us and our customers, distribution partners and financial advisers. Where needed, we have made significant investments to implement and enhance our tools, processes and procedures, to comply with the final rules and interpretations. These efforts and enhancements have resulted in increased compliance costs and may impact sales results and increase regulatory and litigation risk. Additional changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, have impacted, and may impact our businesses, results of operations and financial condition.

22. RELATED PARTY TRANSACTIONS

Events Related to AIG and Corebridge

Separation of Life and Retirement Business and Relationship with Blackstone

On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which AIG sold 80 million shares of Corebridge common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge. AIG is a publicly-traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG and its consolidated subsidiaries, unless the context refers to AIG only.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone. Pursuant to the partnership, Corebridge initially transferred $50 billion of assets in their investment portfolio to Blackstone. As of December 31, 2022, the book value of the assets transferred to Blackstone was $48.9 billion. Further beginning in the fourth quarter of 2022, Corebridge transferred $2.1 billion to Blackstone and will transfer $2.1 billion each quarter for an aggregate of $92.5 billion by the third quarter of 2027.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge board of directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with our other subsidiaries (collectively, the “Non-Life Group”) for the five-year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion. As of September 30, 2022, the promissory note to AIG has been paid in full.

On December 15, 2021, Corebridge and Blackstone Real Estate Income Trust (“BREIT”), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of the Company’s interests in a U.S. affordable housing portfolio for $4.9 billion.

Investment Management Agreements with BlackRock

Under the BlackRock Agreements, Corebridge completed the transfer of the management of approximately $82.4 billion in book value of liquid fixed income and certain private placement assets in the aggregate to BlackRock as of December 31, 2022. In addition, liquid fixed income assets associated with Fortitude Re portfolio were separately transferred to BlackRock. The BlackRock Agreements provide Corebridge with access to market-leading capabilities, including portfolio management, research and tactical strategies in addition to a larger pool of investment professionals. Corebridge believes BlackRock’s scale and fee structure make BlackRock an excellent outsourcing partner for certain asset classes and will allow us to further optimize our investment management operating model while improving overall performance. The fees, terms and conditions of the BlackRock Agreements were extensively negotiated, and Corebridge believes them to be highly competitive with those available from other leading investment managers for a fixed income portfolio of comparable size. Further, BlackRock is responsible for its own overhead and operating expenses under the BlackRock Agreements, with the insurance company subsidiaries reimbursing reasonable and documented out-of-pocket third-party expenses.

With respect to other potential liabilities under the BlackRock Agreements, the insurance company subsidiaries have agreed to indemnify BlackRock for certain losses incurred in connection with the services provided by BlackRock pursuant to the BlackRock Agreements or resulting from the insurance company subsidiaries’ breach of the investment management agreements.

The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, confidentiality and other provisions. The investment management agreements will continue unless terminated by either party on 45 days’ notice or by us immediately for cause. Corebridge will continue to be responsible for the overall investment portfolio, including decisions surrounding asset allocation, risk composition and investment strategy.

Fortitude Re

Fortitude Re was established during the first quarter of 2018 in a series of reinsurance transactions related to AIG’s run-off operations. Those reinsurance transactions were designed to consolidate most of AIG’s Insurance run-off lines into a single legal entity. As of December 31, 2022, approximately $29.0 billion of reserves from Corebridge Run-Off Lines and approximately $3.2 billion of reserves from AIG’s General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions.

Of the Fortitude Re reinsurance agreements, the largest is the Amended and Restated Combination Coinsurance and Modified Coinsurance Agreement by and between Corebridge’s subsidiary, AGL and Fortitude Re. Under this treaty, approximately $22.1 billion of AGL reserves as of December 31, 2022 were ceded to Fortitude Re representing a mix of life and annuity risks. Fortitude Re provides 100 percent reinsurance of the ceded risks. AGL retains the risk of collection of any third party reinsurance covering the ceded business. At effectiveness of the treaty, an amount equal to the aggregate ceded reserves was deposited by AGL into a modified coinsurance account of AGL to secure the obligations of Fortitude Re. Fortitude Re receives or makes quarterly payments that represent the net gain or loss under the treaty for the relevant quarter, including any net investment gain or loss on the assets in the modified coinsurance account. In December 2022, the management of most of the public fixed income securities in the modified coinsurance account was transitioned to BlackRock. In accordance with the terms of the treaty, following the third anniversary of the June 2, 2020 closing of the sale of our majority interest in Fortitude Group Holdings, L.L.C., Fortitude Re has increased rights to direct the appointment of investment managers to manage the assets in the modified coinsurance account.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies that administer the Life and Retirement and General Insurance ceded business, and the ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain Life and Retirement and General Insurance ceded business to such companies.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Transfer of AIG Technologies, Inc and Eastgreen Inc.

In connection with the Reorganization, Corebridge and AIG entered into agreements under which Corebridge purchased AIG Technologies, Inc. (“AIGT”) and Eastgreen, Inc. (“Eastgreen”) from AIG affiliates on February 28, 2022 for total consideration of $107 million. AIGT provides data processing, technology and infrastructure services to Corebridge and AIG entities in the United States, including management of AIG hardware and networks. AIGT utilizes two data centers to provide its services. The real estate related to the two data centers is owned by Eastgreen. To the extent needed, AIGT will continue to provide services to AIG for a transition period.

COVID-19

We are continually assessing the impact on our business, operations and investments of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

The most significant impacts relating to COVID-19 have been the impact of interest rate, credit spreads and equity market levels on spread and fee income, and increased mortality. We are actively monitoring the mortality rates and the potential direct and indirect impacts that COVID-19 may have across our businesses. The last two quarters saw the fewest national fatalities since the start of the pandemic. Actual data related to cause of death is not always available for all claims paid, and such cause of death data does not always capture the existence of comorbid conditions. The regulatory approach to the pandemic and impact on the insurance industry is continuing to evolve and its ultimate impact remains uncertain.

We have a diverse investment portfolio with material exposures to various forms of credit risk. To date, there has been minimal impact on the value of the portfolio. At this point in time, uncertainty surrounding the duration and severity of the COVID-19 pandemic makes the long-term financial impact difficult to quantify.

COVID-19 continued to have an impact in 2022. Circumstances resulting from the COVID-19 pandemic, in addition to an increase in claims, may also impact utilization of benefits, lapses or surrenders of policies and payments of insurance premiums, all of which have impacted and could further impact the revenues and expenses associated with our products.

Affiliate Transactions

During the year ended December 31, 2022, the Company purchased $1.7 billion and sold $910 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the NYDFS as applicable.

At December 31, 2022, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $21.7 million, $15.8 million, $13 million, $41.7 million, $6.5 million and $31.8 million, respectively.

On September 9, 2022, the Company purchased $165 million of mortgage loans securities from an affiliated company American Home Assurance Company.

At December 31, 2021, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.9 million, $16.4 million, $22.6 million, $7.3 million and $33.8 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $22.7 million, $18.6 million, $22.3 million, $8 million and $40.8 million, respectively.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from AIG (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and reborrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. This agreement terminated concurrent with the IPO of Corebridge Financial on September 19, 2022.

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. As of December 31, 2022, the Company had no outstanding balance owing under this revolving loan facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2022:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Clinton Grand Holdings LLC	$9		$9	NA
AIGGRE LB Southeast Industrial JV LLC	61		61	NA
Bayshore PII Company LLC	3	3	—	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	19		19	NA
GRE LB Industrial Joint Venture II, LP	6	—	6	NA
Branch Retail Partners II, LP	15		15	NA
AIGGRE U.S. Real Estate Fund IV, LP	36		36	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	7		7	NA
AIGGRE U.S. Real Estate Fund III, LP	34		34	NA
Bayshore Shopping Center JV LLC	7		7	NA
AIGGRE U.S. Real Estate Fund I, LP	20		20	NA
AIGGRE U.S. LT Apartments JV, LP	25		25	NA
AIGGRE U.S. Real Estate Fund II, LP	27		27	NA
AIGGRE Europe Real Estate Fund I S.C.SP	3		3	NA
Total	$272	$3	$269

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $62 million and $97 million at December 31, 2022 and 2021, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG, Corebridge and certain affiliates provide, or cause to be provided, services such as administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $108 million, $103 million and $112 million under such agreements for the years ended December 31, 2022 and 2021 and 2020, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $30 million, $23 million and $22 million for the years ended December 31, 2022 and 2021 and 2020, respectively.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 25, 2023, the date the financial statements were issued.

65

Supplemental Information

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2022
Investment income earned:
Government bonds	$9
Other bonds (unaffiliated)	793
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Cash and short-term investments	8
Mortgage loans	159
Real estate	—
Contract loans	9
Other invested assets	117
Derivative instruments	145
Miscellaneous income	—
Gross investment income	$1,240

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Commercial mortgages	$3,152
Residential mortgages	676
Mezzanine loans	118
Affiliated residential mortgages	—
Total mortgage loans	$3,946

Mortgage loans by standing - book value:
Good standing	$3,883
Good standing with restructured terms	63
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$3,946

Partnerships - statement value	$1,899

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$—
Common stocks	—

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$797
Over 1 year through 5 years	4,543
Over 5 years through 10 years	4,779
Over 10 years through 20 years	3,285
Over 20 years	5,604
Total maturity	$19,008

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$10,471
Class 2	7,366
Class 3	644
Class 4	397
Class 5	101
Class 6	29
Total by class	$19,008

Total bonds, short-term and cash equivalent bond investments publicly traded	$10,586
Total bonds, short-term and cash equivalent bond investments privately traded	8,422

Preferred stocks - statement value	$27
Common stocks - market value	18
Short-term investments - book value	—
Cash equivalents - book value	71
Options, caps and floors owned - statement value	68
Collar, swap and forward agreements open - statement value	(162)
Futures contracts open - current value	1
Cash on deposit	318

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SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2022
Life insurance in-force:
Ordinary	$74,196
Credit	17
Group	845

Amount of accidental death insurance in-force under ordinary policies	211

Life insurance policies with disability provisions in-force:
Ordinary	4,419
Group life	27

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	73
Income payable	26

Ordinary - involving life contingencies:
Amount on deposit	33
Income payable	20

Group - not involving life contingencies:
Amount on deposit	4
Income Payable	4

Annuities:
Ordinary:
Immediate - amount of income payable	$222
Deferred, fully paid - account balance	8,271
Deferred, not fully paid - account balance	7,588

Group:
Amount of income payable	136
Fully paid - account balance	1,355
Not fully paid - account balance	461

Accident and health insurance - premiums in-force:
Other	$1
Group	17
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$243
Dividend accumulations - account balance	17

Claim payments in 2022
Group accident & health:
2022	$2
2021	9
2020	20
2019	15
2018	11
Prior	587

Other accident & health:
2022	(1)
2021	(1)
2020	—
2019	—
2018	2
Prior	1

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SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2022

(in millions)

1. The Company’s total admitted assets as of December 31, 2022 are $31.7 billion

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2022 are $26.3 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	Bonds	$529	2.00%
b.	AIG Global Real Estate Investment Corp	OIA	255	1.00
c.	Carlyle Group	OIA	189	0.70
d.	Amazon.com, Inc.	Bonds	144	0.50
e.	KPMG LLP	Bonds	129	0.50
f.	Bristol-Myers Squibb Company	Bonds	123	0.50
g.	Raytheon Technologies Corp	Bonds	116	0.50
h.	Comcast Corporation Total	Bonds	113	0.40
i.	UnitedHealth Group Incorporated	Bonds	104	0.40
j.	Duke Energy Corporation Total	Bonds	99	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$10,471	39.90%	P/RP - 1	$6	—%
NAIC - 2	7,366	28.10	P/RP - 2	19	0.10
NAIC - 3	644	2.50	P/RP - 3	—	—
NAIC - 4	397	1.50	P/RP - 4	—	—
NAIC - 5	101	0.40	P/RP - 5	2	—
NAIC - 6	29	0.10	P/RP - 6	—	—

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$4,427	16.90%
b.	Foreign currency denominated investments	1,482	5.60
c.	Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$3,761	14.30%
b.	Countries rated NAIC - 2	572	2.20
c.	Countries rated NAIC - 3 or below	94	0.30

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SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$778	3.00%
	Country 2: Cayman Islands	474	1.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	150	0.60
	Country 2: Panama	114	0.40
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey	18	0.10
	Country 2: Colombia	15	0.10
7. Aggregate unhedged foreign currency exposure:
		Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure		$1,482	5.60%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,482	5.60%
b.	Countries rated NAIC - 2	—	—
c.	Countries rated NAIC - 3 or below	—	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$486	1.90%
	Country 2: Ireland	283	1.10
b.	Countries rated NAIC - 2
	Country 1:	—	—
	Country 2:	—	—
c.	Countries rated NAIC - 3 or below
	Country 1:	—	—
	Country 2:	—	—

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SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Total Energies SE	NAIC 1 & 2 - Bonds	$72	0.30%
b.	5555233	MORTGAGE LOAN	67	0.30
c.	5555221	MORTGAGE LOAN	62	0.20

d.	Suzano S.A.	NAIC 2 - Bonds	59	0.20

e.	Elements Finco Pty Ltd	OTHER OIA	56	0.20

f.	Royal Dutch Shell plc	NAIC 1 - Bonds	55	0.20
g.	5555143	MORTGAGE LOAN	54	0.20
h.	5555229	MORTGAGE LOAN	53	0.20
i.	5555189	MORTGAGE LOAN	52	0.20
j.	Promontoria Challenger I, S.A.	OTHER OIA	52	0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Global Real Estate Investment Corp	$255	1.00%
b.	Carlyle Group	189	0.70
c.	American Securities Capital Partners L.P.	63	0.20
d.	Silver (BREDS)	56	0.20
e.	Challenger	52	0.20
f.	Rokos Global	51	0.20
g.	Marlin Equity Partners	43	0.20
h.	InSight Venture Partners	42	0.20
i.	MASS MUTUAL LIFE INS CO	42	0.20
j.	Project Jermyn USD	40	0.20

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SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$470	1.80%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$62	0.20
b.	Silver (BREDS)	56	0.20
c.	Challenger	52	0.20

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$255	$—	$255
b.	Carlyle Group	189	189	—
c.	American Securities Capital Partners L.P.	63	63	—
d.	Silver (BREDS)	56	—	56
e.	Challenger	52	—	52
f.	Rokos Global	51	51	—
g.	Marlin Equity Partners	43	43	—
h.	InSight Venture Partners	42	42	—
i.	MASS MUTUAL LIFE INS CO	42	42	—
j.	Project Jermyn USD	40	—	40

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002683, NY	70	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, DE	67	0.30
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	62	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, DE	62	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	59	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GB	54	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555229, FN	53	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NL	52	0.20

72

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$176	0.70%
b.	Mortgage loans over 90 days past due	—	—
c.	Mortgage loans in the process of foreclosure	—	—
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	63	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$—	—%	$87	0.30%	$—	—%
b.	91% to 95%	—	—	39	0.10	—	—
c.	81% to 90%	—	—	46	0.20	—	—
d.	71% to 80%	—	—	327	1.20	—	—
e.	below 70%	675	2.60	2,731	10.40	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$223	$236	$—
b.	Repurchase agreements	—	—	78	76	—
c.	Reverse repurchase agreements	—	—	—	—	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

73

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2022

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	—%	$—	—%
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$145	0.60%	$46	$43	$42
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$17	0.10%	$26	$10	$15
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

74

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2022

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$294	1.1%	$294	$—	$294	1.1%
All other governments	702	2.7	702	—	702	2.7
U.S. states, territories and possessions, etc. guaranteed	95	0.4	95	—	95	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	43	0.2	43	—	43	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,020	4.0	1,020	—	1,020	4.0
Industrial and miscellaneous	16,549	64.4	16,549	—	16,549	64.4
Hybrid securities	24	0.1	24	—	24	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	281	1.1	281	—	281	1.1
Total long-term bonds	$19,008	74.0	$19,008	$—	$19,008	74.0
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$27	0.1	$27	$—	$27	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$27	0.1	$27	$—	$27	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	18	0.1	18	—	18	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	—	—	—	—	—	—
Total common stocks	$18	0.1	$18	$—	$18	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	676	2.6	676	$—	676	2.6
Commercial mortgages	3,152	12.3	3,152	$—	3,152	12.3
Mezzanine real estate loans	118	0.5	118	$—	118	0.5
Total valuation allowance	(40)	(0.2)	(40)	$—	(40)	(0.2)
Total mortgage loans	$3,906	15.2	$3,906	$—	$3,906	15.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$—	—	$—	$—	$—	—
Cash, cash equivalents and short-term investments:
Cash	$318	1.2	$318	$—	$318	1.2
Cash equivalents	71	0.3	71	—	71	0.3
Short-term investments	—	—	—	—	—	—
Total cash, cash equivalents and short-term investments	$389	1.5	$389	$—	$389	1.5
Contract loans	$141	0.5	$141	$—	$141	0.5
Derivatives	91	0.3	91	—	91	0.3
Other invested assets	1,902	7.4	1,899	—	1,899	7.4
Receivables for securities	25	0.1	25	—	25	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	196	0.8	196	—	196	0.8
Total invested assets	$25,703	100.0%	$25,700	$—	$25,700	100.0%

75

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [  ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [  ] No [  ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [  ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [  ] No [  ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [  ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

76

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES (Continued)

December 31, 2022

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [  ] No [ X ] N/A [  ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [  ] No [ X ] N/A [  ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

77

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2022 and 2021

and for the years ended December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

As of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2023

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets
	December 31, 2022	December 31, 2021

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2022 - $11,431; 2021 - $12,052)	$12,263	$11,760
Common stocks, at carrying value (cost:2022 - $245; 2021 - $198)	229	201
Preferred stocks, primarily at fair value (cost: 2022 - $16; 2021 - $1)	17	1
Other invested assets (cost:2022 - $1,541; 2021 - $1,491)	1,909	2,058
Mortgage loans	2,300	3,180
Derivative instruments	14	33
Short-term investments, at amortized cost (approximates fair value)	161	113
Cash and cash equivalents	713	616
Receivable for securities sold	187	66
Total cash and invested assets	$17,793	$18,028

Investment income due and accrued	$127	$110
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,261	1,177
Premiums and installments booked but deferred and not yet due	190	149
Accrued retrospective premiums	289	355
High deductible recoverable on paid losses	23	37
Reinsurance recoverable on paid losses	664	646
Funds held by or deposited with reinsurers	316	297
Net deferred tax assets	389	558
Receivables from parent, subsidiaries and affiliates	239	387
Other assets	195	187
Allowance for uncollectible accounts	(35)	(39)
Total admitted assets	$21,451	$21,892

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2022	December 31, 2021

Liabilities

Reserves for losses and loss adjustment expenses	$8,598	$8,924

Unearned premium reserves	2,719	2,782

Commissions, premium taxes, and other expenses payable	106	123

Reinsurance payable on paid loss and loss adjustment expenses	469	332

Current federal and foreign taxes payable to parent	48	31

Funds held by company under reinsurance treaties	1,552	1,707

Provision for reinsurance	39	16

Ceded reinsurance premiums payable, net of ceding commissions	666	631

Collateral deposit liability	455	437

Payable for securities purchased	194	40

Payable to parent, subsidiaries and affiliates	813	757

Other liabilities	355	456
Total liabilities	$16,014	$16,236

Capital and Surplus

Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4

Capital in excess of par value	3,910	3,910

Unassigned surplus	1,090	1,065

Special surplus funds from reinsurance	433	677
Total capital and surplus	5,437	5,656
Total liabilities, capital and surplus	$21,451	$21,892

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2022	2021	2020
Statements of Operations

Underwriting income:

Premiums earned	$4,673	$4,467	$4,816
Underwriting deductions:

Losses incurred	2,473	2,760	3,357

Loss adjustment expenses	279	213	369

Other underwriting expenses	1,629	1,583	1,542
Total underwriting deductions	4,381	4,556	5,268
Net underwriting gain (loss)	292	(89)	(452)

Investment gain:

Net investment income earned	770	731	612

Net realized capital (losses) gains (net of capital gains tax expense: 2022- $52; 2021 - $14; 2020 - $19)	(238)	256	215
Net investment gain	532	987	827
Net (loss) gain from agents’ or premium balances charged-off	(2)	1	(2)
Other expense	(21)	(80)	(113)
Income after capital gains taxes and before federal income taxes	801	819	260
Federal and foreign income tax (benefit) expense	(20)	4	(10)
Net Income	$821	$815	$270
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,656	$5,729	$5,846

Adjustment to beginning surplus (Note 2)	(13)	(3)	-
Capital and surplus, as of January 1,	5,643	5,726	5,846

Other changes in capital and surplus:

Net income	821	815	270

Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2022 - $42; 2021 - $11; 2020 - $(2))	(370)	(93)	88

Change in net deferred income tax	(179)	(126)	(80)

Change in nonadmitted assets	(20)	85	9

Change in provision for reinsurance	(23)	-	-

Capital contribution	-	-	245

Return of capital	-	(900)	(700)

Dividends to stockholder	(650)	-	-

Foreign exchange translation	215	149	(112)

Change in assumed mortgage guaranty contingency reserve	(6)	(12)	(21)

Change in ceded mortgage guaranty contingency reserve	6	12	184
Total changes in capital and surplus	(206)	(70)	(117)
Capital and Surplus, as of December 31,	$5,437	$5,656	$5,729

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2022	2021	2020
Cash from Operations:

Premiums collected, net of reinsurance	$4,578	$4,649	$4,828

Net investment income	750	774	592

Miscellaneous income (expense)	1	13	(7)
Sub-total	5,329	5,436	5,413

Benefit and loss related payments	2,698	2,890	3,952

Commission and other expense paid	2,003	1,942	2,135

Federal and foreign income taxes payments (receipts)	5	(7)	11
Net cash provided from (used in) operations	623	611	(685)
Cash from Investments
Proceeds from investments sold, matured, or repaid:

Bonds	2,426	4,954	3,466

Stocks	76	-	1

Mortgage loans	1,031	657	476

Other investments	395	1,125	1,116
Total proceeds from investments sold, matured, or repaid	3,928	6,736	5,059
Cost of investments acquired:

Bonds	4,144	6,094	3,089

Stocks	143	94	46

Mortgage loans	280	659	262

Other investments	289	715	567
Total cost of investments acquired	4,856	7,562	3,964
Net cash (used in) provided from investing activities	(928)	(826)	1,095
Cash from Financing and Miscellaneous Sources

Capital contributions	-	-	245

Return of capital	-	(2)	(198)

Dividends to stockholder	(355)	-	-

Intercompany (payments) receipts	601	94	(175)

Net deposit activity on deposit-type contracts and other insurance	(1)	(11)	(2)

Collateral deposit liability receipts	18	160	1

Other receipts (payments)	187	229	(103)
Net cash provided from (used in) financing and miscellaneous activities	450	470	(232)
Net change in cash, cash equivalents and short-term investments	145	255	178
Cash, cash equivalents and short-term investments:

Beginning of year	729	474	296
End of year	$874	$729	$474

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2022, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania

American Home	19380	32%	New York

Lexington	19437	30%	Delaware

C&I	19410	3%	New York

APCC	19402	0%	Illinois

ISOP	19429	0%	Illinois

New Hampshire	23841	0%	Illinois

Specialty	26883	0%	Illinois

Assurance	40258	0%	Illinois

Granite	23809	0%	Illinois

Illinois National	23817	0%	Illinois

AIU	19399	0%	New York
* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ending December 31:

2022
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$212
Volunteer Firemen’s Insurance Services Inc. 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	292
Total					$504

2021
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$470
183 Leader Heights Road York PA 17405
Total					$470

2020
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$431
183 Leader Heights Road York PA 17405
Total					$431

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2022	2021	2020
California	$825	$758	$597
New York	484	494	467
Texas	617	535	410

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Guam and Saipan branch operations, and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2022, 2021 and 2020 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. Segregated surplus balances were $428, $671, and $801 at December 31, 2022, 2021 and 2020, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus, was $4,519, $4,694, $4,705 at December 31, 2022, 2021 and 2020, respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2022, 2021 and 2020 reporting periods.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP#	FS Ref	2022	2021*	2020*
Net income, PA SAP			$821	$815	$270

State prescribed or permitted practices - addition (charge):

Change in non-tabular discounting	65	(a)	205	60	(40)

Adverse Development Cover	62R	(a)	-	-	-

Net income, NAIC SAP			616	755	310

Statutory surplus, PA SAP			5,437	5,656	5,729

State prescribed or permitted practices - addition (charge):

Non-tabular discounting	65	(a)	439	234	174

Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	46	51	43

Statutory surplus, NAIC SAP			$4,952	$5,371	$5,512

*Prior year presentation revised to be presented in accordance with current year presentation

(a) Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b) Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors. Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated. Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022	2021	2020
Net written premiums subject to retrospectively rated contracts	$50	$53	$67
Percentage of total net written premiums	0.8%	1.2%	1.5%

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2022 and 2021, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $289 and $355, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $31 and $40 as of December 31, 2022 and 2021, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $4 as of December 31, 2022 and 2021, respectively.

High	Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2022 and 2021:

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$513	$513	$4	$517

General Liabilities	531	531	3	534

Workers Compensation	3,172	3,172	20	3,192
Total	$4,216	$4,216	$27	$4,243

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $165 and $2,868, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,210, or 29% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $12, of which $4 have been nonadmitted.

December 31, 2021	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$521	$521	$6	$527
General Liabilities	548	548	5	553
Workers Compensation	3,216	3,216	30	3,246
Total	$4,285	$4,285	$41	$4,326

*Gross loss reserves as presented in the table above represent loss reserves within the insured’s contractual layer. Loss reserves exceeding the insured’s contractual deductible are the insurance obligation of the Pool and are reflected, net of applicable reinsurance, within the Reserves for losses and loss adjustment expenses line items on the Balance Sheet.

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $141 and $2,911, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,273, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $22, of which $4 have been nonadmitted.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2021 and 2020:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2022	2021
Counterparty 1	$163	$216

Counterparty 2	138	143

Counterparty 3	91	89

Counterparty 4	77	52

Counterparty 5	48	41

Counterparty 6	37	30

Counterparty 7	31	26

Counterparty 8	30	25

Counterparty 9	29	23

Counterparty 10	22	18
*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2022 and 2021, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2022, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2022 and 2021 were $1,208 and $1,233, respectively.

As of December 31, 2022, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
The United States Life Insurance Company in the City of New York	New York	Yes	$776

American General Life Insurance Company of Delaware	Delaware	Yes	$237

American General Life Insurance Company	Texas	Yes	$148

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2022, 2021 and 2020 of $6, $4, and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different.

The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability; and

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2022 Changes

In 2022, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2021 Changes

In 2021, there were no significant changes or modifications in the SSAP.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2022, 2021 and 2020 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(13), $(3) and $0, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2022, 2021 and 2020 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2022 corrections would have increased the 2021 pre-tax income by $1 and decreased the 2020 pre-tax income by $10. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2022, 2021 and 2020 is presented in the following tables:

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2021	$5,656	$21,892	$16,236
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(9)	-	9
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	(13)	(3)	10
Balance at January 1, 2022, as adjusted	$5,643	$21,889	$16,246

An explanation for each of the adjustments for prior period corrections is described below:

Liability correction – The increase in total liabilities is primarily due to the result of adjustment in deferred commission earnings.

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections –The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,846	$23,089	$17,243
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	-	-
Total adjustments to beginning Capital and Surplus	-	-	-
Balance at January 1, 2020, as adjusted	$5,846	$23,089	$17,243

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2022 and 2021 are outlined in the tables below:

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$368	$-	$(25)	$343
All other governments	866	1	(77)	790
States, territories and possessions	384	1	(15)	370
Political subdivisions of states, territories and possessions	412	2	(20)	394
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,034	8	(98)	1,944
Parent, subsidiaries, and affiliates	167	(1)	-	166
Industrial and miscellaneous	8,032	29	(637)	7,424
Total	$12,263	$40	$(872)	$11,431

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$473	$11	$(1)	$483
All other governments	792	23	(8)	807
States, territories and possessions	321	25	-	346
Political subdivisions of states, territories and possessions	403	21	-	424
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,437	115	(9)	2,543
Parent, subsidiaries, and affiliates	381	-	-	381
Industrial and miscellaneous	6,953	160	(45)	7,068
Total	$11,760	$355	$(63)	$12,052

The carrying values and fair values of bonds at December 31, 2022, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2022	Carrying Value	Fair Value
Due in one year or less	$665	$661
Due after one year through five years	3,534	3,361
Due after five years through ten years	3,105	2,789
Due after ten years	2,181	2,005
Structured securities	2,939	2,776
Total	$12,424	$11,592

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2022 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	4.3%	6.8%
Industrial	3.5%	9.1%
Multi-family	3.0%	8.1%
Other	3.7%	3.7%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2022 and 2021:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2022
Recorded Investment
Current	$-	$-	$13	$-	$2,257	$9	$2,279
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	1	-	19	-	20
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$15	$-	$2,276	$9	$2,300
2021
Recorded Investment
Current	$-	$-	$365	$-	$2,762	$22	$3,149
30 - 59 days past due	-	-	2	-	-	-	2
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	28	-	29
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$370	$-	$2,790	$22	$3,182

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2022, 2021 and 2020 for LBaSS.

As of December 31, 2022, 2021 and 2020, the Company held LBaSS for which it recognized $13, $0, and $5, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2022	2021
Aggregate unrealized losses:
Less than 12 Months	$171	$22
12 Months or longer	$30	$5
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$2,138	$1,606
12 Months or longer	$147	$160

D.	Unrealized Losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2022 and 2021 are set forth in the tables below:

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$307	$(17)	$7	$(1)	$314	$(18)
All other governments	777	(104)	-	-	777	(104)
States, territories and possessions	223	(14)	4	-	227	(14)
Political subdivisions of states, territories and possessions	167	(16)	18	(4)	185	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,187	(91)	53	(8)	1,240	(99)
Industrial and miscellaneous	5,906	(610)	659	(108)	6,565	(718)
Total bonds	$8,567	$(852)	$741	$(121)	$9,308	$(973)
Non-affiliated	79	(22)	-	(1)	79	(23)
Total common stocks	$79	$(22)	$-	$(1)	$79	$(23)
Preferred stocks	2	-	-	-	2	-
Total stocks	$81	$(22)	$-	$(1)	$81	$(23)
Total bonds and stocks	$8,648	$(874)	$741	$(122)	$9,389	$(996)

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2021	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

U.S. governments	$48	$(1)	$1	$-	$49	$(1)

All other governments	310	(10)	35	(5)	345	(15)

States, territories and possessions	7	-	-	-	7	-

Political subdivisions of states, territories and possessions	36	-	-	-	36	-

Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	663	(8)	8	(1)	671	(9)

Industrial and miscellaneous	2,485	(42)	478	(20)	2,963	(62)
Total bonds	$3,549	$(61)	$522	$(26)	$4,071	$(87)
Non-affiliated	22	(3)	-	-	22	(3)
Total common stocks	$22	$(3)	$-	$-	$22	$(3)
Preferred stocks	1	-	-	-	1	-
Total stocks	$23	$(3)	$-	$-	$23	$(3)
Total bonds and stocks	$3,572	$(64)	$522	$(26)	$4,094	$(90)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2022, 2021 and 2020 were as follows:

Years ended December 31,	2022		2021		2020

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities

Proceeds from sales	$2,348	$15	$1,648	$-	$1,862	$1

Gross realized gains	32	-	82	-	126	-

Gross realized losses	196	1	(18)	-	(29)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2022 and 2021.

	December 31, 2022		Years Ended December 31, 2022

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,636	$11	$35	$(25)
Forwards	496	3	-	5
Total	$2,132	$14	$35	$(20)

	December 31, 2021		Years Ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,410	$36	$(2)	$43
Forwards	188	(3)	-	(9)
Total	$2,598	$33	$(2)	$34

G.	Other Invested Assets

During 2022, 2021 and 2020, the Company recorded OTTI losses on investments in joint ventures and partnerships of $1, $4, and $11, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2022 or 2021. Investment expenses of $35, $29 and $35 were included in Net investment income earned for the years ended December 31, 2022, 2021 and 2020, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $5,011 and $4,574 as of December 31, 2022 and 2021, respectively.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2022 and 2021.

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$700	$164	$864
Common stocks	14	-	71	85
Preferred stock	-	-	15	15
Mutual funds	-	-	125	125
Derivative assets	-	76	-	76
Derivative liabilities	-	(62)	-	(62)
Total	$14	$714	$375	$1,103

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$552	$49	$601
Common stocks	-	-	66	66
Preferred stock	-	1	-	1
Mutual funds	-	-	69	69
Derivative assets	-	64	-	64
Derivative liabilities	-	(30)	-	(30)
Total	$-	$587	$184	$771

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2022 and 2021.

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$49	$321	$(185)	$5	$(21)	$(5)	$164
Common stocks	66	-	-	-	1	4	71
Mutual funds	69	-	-	5	(17)	68	125
Preferred Stocks	-	-	-	-	1	14	15
Total	$184	$321	$(185)	$10	$(36)	$81	$375

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$64	$350	$(13)	$(23)	$7	$(336)	$49
Common stocks	44	-	-	-	-	22	66
Mutual funds	-	-	-	-	(2)	71	69
Total	$108	$350	$(13)	$(23)	$5	$(243)	$184

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Assets: Bonds	$116	Discounted cash flow	Yield	5.63% - 18.20% (11.42%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2022 and 2021:

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$11,431	$12,263	$-	$10,643	$788	$-

Cash equivalents and short term investments	352	352	165	40	147	-

Common stocks	90	90	15	4	71	-

Derivative assets	76	76	-	76	-	-

Derivative liabilities	(62)	(62)	-	(62)	-	-

Mortgage loans	2,200	2,300	-	-	2,200	-

Mutual funds	125	125	-	-	125	-

Preferred stocks	17	17	-	2	15	-

Total	$14,229	$15,161	$180	$10,703	$3,346	$-

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$12,052	$11,760	$-	$10,754	$1,298	$-

Cash equivalents and short term investments	155	155	35	65	55	-

Common stocks	70	70	-	3	67	-

Derivative assets	64	64	-	64	-	-

Derivative liabilities	(30)	(30)	-	(30)	-	-

Mortgage loans	3,299	3,179	-	-	3,299	-

Mutual funds	69	69	-	-	69	-

Preferred stocks	1	1	-	1	-	-

Total	$15,680	$15,268	$35	$10,857	$4,788	$-

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2022, 2021 and 2020, is set forth in the table below:

December 31,	2022	2021	2020

Reserves for losses and LAE, end of prior year	$8,924	$8,955	$9,593

Cumulative effect of accounting change*	-	(56)	-

Incurred losses and LAE related to:

Current accident year	2,960	3,051	3,563

Prior accident year	(208)	(78)	163

Total incurred losses and LAE	2,752	2,973	3,726

Paid losses and LAE related to:

Current accident year	(914)	(825)	(1,305)

Prior accident year	(2,164)	(2,123)	(3,059)

Total paid losses and LAE	(3,078)	(2,948)	(4,364)

Reserves for losses and LAE, end of current year	$8,598	$8,924	$8,955

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2022, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $208. This favorable incurred includes $194 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $14.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $43.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $163. This was due to the changes in discount of $128 as a result of interest rate fluctuation. This results in a net unfavorable PYD of $35.

The unfavorable prior year development is generally a result of the following:

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $223, $234 and $234 for the years ended December 31, 2022, 2021 and 2020, respectively. The Company paid $9, $17 and $5 in the reporting period to settle 98, 112 and 137 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2022, 2021 and 2020, respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2022	2021	2020	2022	2021	2020

Direct

Loss and LAE reserves, beginning of year	$601	$617	$733	$262	$286	$307

Incurred losses and LAE	36	50	(61)	(3)	-	(1)

Calendar year paid losses and LAE	(50)	(66)	(55)	(19)	(24)	(20)

Loss and LAE Reserves, end of year	$587	$601	$617	$240	$262	$286

Assumed reinsurance

Loss and LAE reserves, beginning of year	$280	$292	$305	$16	$17	$17

Incurred losses and LAE	(4)	6	1	1	-	1

Calendar year paid losses and LAE	(10)	(18)	(14)	(1)	(1)	(1)

Loss and LAE Reserves, end of year	$266	$280	$292	$16	$16	$17

Net of reinsurance

Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-

Incurred losses and LAE	-	-	-	-	-	-

Calendar year paid losses and LAE	-	-	-	-	-	-

Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$254	$264	$21	$21

Assumed reinsurance basis:	92	89	7	12

Net of ceded reinsurance basis:	-	-	-	-

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2022	2021	2022	2021

Direct basis:	$90	$77	$54	$68

Assumed reinsurance basis:	6	4	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.76% percent and 1.94 percent interest rate as of December 31, 2022 and 2021, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2022 and 2021 liabilities include $976 and $1,313 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$108	$70	$67

As of December 31, 2022, 2021 and 2020, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $108, $72 and $123, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2022, 2021 and 2020:

Lines of Business	2022	2021	2020

Workers’ Compensation

Case Reserves	$153	$103	$58

IBNR	286	131	116

As of December 31, 2022, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $133 and $302, respectively. As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202, respectively. As of December 31, 2020, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $25 and $170 respectively.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

In 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies. The change in the Combined Pooling Agreement had no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow, as the Company’s participation in the pool remained the same.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2022, 2021 and 2020 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2022, 2021 and 2020:

			2022
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/24/22	PC Dividend	AIG PC US	$-	-	$295	Securities
03/24/22	PC Dividend	AIG PC US	-	-	5	Cash
06/23/22	PC Dividend	AIG PC US	-	-	150	Cash
09/23/22	PC Dividend	AIG PC US, Inc.	-	-	200	Cash
12/23/22	Purchase of securities	American General Life (AGL)	118	Cash	118	Securities
12/23/22	Purchase of securities	United States Life (USL)	123	Cash	123	Securities

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities
06/15/21	Return of Capital	AIG PC US	-	-	2	Cash
12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Sale of Securities	American Home	$183	Cash	$183	Securities
03/27/20	Return of Capital	AIG PC US	-	-	37	Securities
03/27/20	Return of Capital	AIG PC US	-	-	163	Cash
04/03/20	Purchase of Securities	AG Life	270	Securities	270	Cash
04/03/20	Sale of Securities	AG Life	270	Cash	270	Securities
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
07/06/20	Purchase of Securities	Fortitude Re Ltd.	133	Securities	133	Cash
07/06/20	Sale of Securities	Fortitude Re Ltd.	133	Cash	133	Securities
09/30/20	Return of Capital	AIG PC US	-	-	299	Securities
09/30/20	Return of Capital	AIG PC US	-	-	1	Cash
12/29/20	Sale of Securities	American Home	115	Cash	115	Securities
12/31/20	Return of Capital	AIG PC US	-	-	166	Securities
12/31/20	Return of Capital	AIG PC US	-	-	34	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	177	Securities

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2022 and 2021, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2022	2021
Balances with member pool companies	$67	$299
Balances with other affiliates	172	88
Receivable from parent, subsidiaries and affiliates	239	387
Balances with member pool companies	175	5
Balances with other affiliates	638	752
Payable to parent, subsidiaries and affiliates	$813	$757

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2022 and 2021 were $48 and $31, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2022 or 2021.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2022, 2021 and 2020:

Affiliates	2022	2021	2020
AIG Claims, Inc.	$138	$141	$152
AIG PC Global Services, Inc.*	449	111	108
Total	$587	$252	$260
*AIG PC Global Services, Inc. was below one-half of one percent in 2021 and 2020.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2022 and 2021, the Company had no outstanding liability pursuant to this Loan Facility. Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2022, 2021 and 2020:

Years Ended December 31,	2022		2021		2020
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$6,020	$5,973	$5,448	$5,264	$4,799	$4,662
Reinsurance premiums assumed:
Affiliates	15,156	14,734	15,224	14,817	15,128	15,872
Non-affiliates	497	478	406	353	493	489
Gross premiums	21,673	21,185	21,078	20,434	20,420	21,023

Reinsurance premiums ceded:
Affiliates	14,325	14,018	14,035	13,634	13,614	13,949
Non-affiliates	2,643	2,494	2,431	2,333	2,427	2,258
Net premiums	$4,705	$4,673	$4,612	$4,467	$4,379	$4,816

As of December 31, 2022 and 2021, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2022
Affiliates	$7,515	$80	$37,346
Non-affiliates	1,058	584	8,149
Total	$8,573	$664	$45,495

December 31, 2021
Affiliates	$7,455	$63	$38,542
Non-affiliates	909	583	8,837
Total	$8,364	$646	$47,379

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2022 and 2021 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2022
Affiliates	$8,621	$1,908	$7,515	$1,523	$1,106	$385
All Other	239	53	1,058	214	(819)	(161)
Total	$8,860	$1,961	$8,573	$1,737	$287	$224

December 31, 2021
Affiliates	$8,540	$1,946	$7,455	$1,557	$1,085	$389
All Other	222	50	909	190	(687)	(139)
Total	$8,762	$1,996	$8,364	$1,747	$398	$250

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2022 and 2021 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2022	2021
Affiliates:
Combined Pool*	$44,419	$45,039
Eaglestone	561	560
Other affiliates	330	318
Total affiliates	$45,310	$45,917
Berkshire Hathaway Group	183	70
Swiss Reinsurance Group	465	449
Munich Reinsurance Group	295	266
Hannover Re Group	252	210
Everest Re Group**	164	122
Total Non-affiliates	1,359	1,117
Total affiliates and non-affiliates	$46,669	$47,034

*Includes intercompany pooling impact of $7,350 related to Unearned Premium Reserve, $36,592, related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2022, and $7,254, $37,820, and $9, respectively, as for the year ended December 31, 2021.

**Everest Re Group was below 3% threshold for 2021

C.	Reinsurance Recoverable in Dispute

At December 31, 2022 and 2021, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $17 and $26 as of December 31, 2022 and 2021, respectively.

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Retroactive Reinsurance

The total surplus gain recognized by the Combined Pool as of December 31, 2022, 2021 and 2020 was $1,522, $1,996, and $2,287, respectively. National Union’s share of this gain as of December 31, 2022 , 2021 and 2020 was $428, $671, and $801, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2022 and 2021 the amount in trust was $4,282 and $4,908 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2022 and 2021 was $1,004 and $1,103 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (IRA) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (CAMT) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2022, it has not yet been determined if the Company will be subject to the CAMT in 2023. However, the controlled group of corporations of which the Company is a member is expected to be considered an applicable corporation. The fourth quarter 2022 financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

The components of the Company’s net deferred tax assets/liabilities (“DTA“/”DTL”) as of December 31, 2022 and 2021 are as follows:

	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$577	$232	$809	$741	$174	$915	$(164)	$58	$(106)
Statutory Valuation Allowance	-	15	15	2	-	2	(2)	15	13
Adjusted Gross DTA	577	217	794	739	174	913	(162)	43	(119)
Nonadmitted DTA	29	-	29	-	-	-	29	-	29
Subtotal Admitted DTA	548	217	765	739	174	913	(191)	43	(148)
DTL	159	217	376	61	294	355	98	(77)	21
Net Admitted DTA (DTL)	$389	$-	$389	$678	$(120)	$558	$(289)	$120	$(169)

At December 31, 2022, the company recorded gross deferred assets (“DTA”) of $809. A valuation allowance was established on deferred tax assets net of liabilities of $15 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies has no impact on the determination of the net admitted DTA.

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2022 and 2021:

	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$389	$-	$389	$576	$-	$576	$(187)	$-	$(187)
1. Adjusted gross DTAs realizable within 36 months	389	-	389	576	-	576	(187)	-	(187)
2. 15 percent of statutory surplus	NA	NA	761	NA	NA	765	NA	NA	(4)
Adjusted gross DTAs that can be offset against DTLs	159	217	376	163	174	337	(4)	43	39
Total DTA admitted as the result of application of SSAP 101	$548	$217	$765	$739	$174	$913	$(191)	$43	$(148)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	390%	407%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,074	$5,098

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2022	2021	Change
Federal income tax	$(35)	$(14)	$(21)
Foreign income tax	15	18	(3)
Subtotal	$(20)	$4	$(24)
Federal income tax on net capital gains	52	14	38
Federal and foreign income taxes incurred	$32	$18	$14

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2022 and 2021:

	2022	2021	Change
Ordinary

Discounting of unpaid losses	$106	$110	$(4)

Nonadmitted assets	11	13	(2)

Unearned premium reserve	126	137	(11)

Bad debt expense	7	8	(1)

Net operating loss carry forward	77	283	(206)

Foreign tax credit carry forward	89	72	17

Investments	79	44	35

Intangible Assets	8	12	(4)

Compensation and benefits accrual	10	13	(3)

Disregarded Subsidiary	26	27	(1)

Other temporary differences	38	22	16

Subtotal	$577	$741	$(164)

Statutory valuation allowance adjustment	-	2	(2)

Nonadmitted	29	-	29

Admitted ordinary deferred tax assets	$548	$739	$(191)

Capital

Investments	$188	$151	$37

Unrealized capital losses	43	22	21

Other temporary difference	1	1	-

Subtotal	$232	$174	$58

Statutory valuation allowance adjustment	15	-	15

Admitted capital deferred tax assets	217	174	43

Admitted deferred tax assets	$765	$913	$(148)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2022 and 2021:

	2022	2021	Change
Ordinary

Investments	$128	$30	$98

Tax Act adjustment to discounting of unpaid losses	12	16	(4)

Section 481(a) adjustment	1	2	(1)

Compensation and benefits accrual	18	8	10

Other temporary differences	—	5	(5)

Subtotal	159	61	98

Capital

Investments	121	178	(57)

Unrealized capital losses	96	116	(20)

Subtotal	217	294	(77)

Deferred tax liabilities	$376	$355	$21
Net deferred tax assets (liabilities)	$389	$558	$(169)

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2022	2021	Change
Adjusted gross deferred tax assets	$794	$913	$(119)

Total deferred tax liabilities	(376)	(355)	(21)
Net deferred tax assets (liabilities)	$418	$558	$(140)

Tax effect of unrealized gains (losses)			42
Total change in deferred tax			$(182)

Change in deferred tax - current year			$(159)

Change in deferred tax - current year - other surplus items			(20)
Change in deferred tax - current year - total			$(179)
Change in deferred tax - prior period correction			(3)
Total change in deferred tax			$(182)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2022:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$(1)	$(3)	$(4)
SSAP 3 - statutory valuation allowance	-	-	-
Subtotal SSAP 3	(1)	(3)	(4)
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	(1)	(3)	(4)
SSAP 3 - non-admitted impact	-	-	-
Total SSAP 3 impact	$(1)	$(3)	$(4)

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2022, 2021 and 2020:

	2022		2021		2020
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$854	$179	$833	$175	$280	$59

Tax Exempt Income, net of proration	(39)	(8)	(44)	(9)	(48)	(10)

Attribute Expiration	-	1	2	3	-	-

Impact of tax free liquidation	-	-	(47)	(10)	-	-

Change in Other Surplus Item	93	20	90	19	-	-

Stock Options and Other Compensation	(4)	(1)	4	1	9	2

Change in Nonadmitted Assets	8	1	12	3	(1)	-

Change in Tax Position	-	1	-	-	-	2

Statutory Valuation Allowance	-	14	-	(4)	-	2

Disregarded Subsidiary	10	2	-	(27)	-	-

Return to Provision	-	1	-	(7)	-	1

Change in Contingency Reserve	-	-	-	-	162	34

Unrealized FX & Foreign Currency Translation	-	-	-	-	-	(1)

Other	7	2	-	-	7	1

Total Book to Tax Adjustments	$75	$33	$17	$(31)	$129	$30

Total Income Tax	$929	$211	$850	$144	$409	$89

Federal and Foreign Income Taxes Incurred	-	(20)	-	4	-	(10)

Federal Income Tax on Net Capital Gains	-	52	-	14	-	19

Change in Net Deferred Income Taxes	-	179	-	126	-	80

Total Income Tax	$-	$211	$-	$144	$-	$89

Operating loss and tax credit carry-forwards

At December 31, 2022 the Company had net operating loss carry forwards expiring through the year 2038 of:	$365
At December 31, 2022 the Company had foreign tax credits expiring through the year 2032 of:	$89

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2022. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2022, there was a $17 liability related to tax return errors and omissions and a $25 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination for the tax years 2007 through 2019 and open to examination through 2021.

The following table lists those companies that form part of the 2022 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited
AH SubGP 1158 Flat Iron, LLC	AH SubGP 1384 Woodglen, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1551 Spanish Creek, LLC
AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC
AH SubGP 911 Mainland, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Century Verwaltungsgesellschaft mbH
AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.
AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.
AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.
AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.	AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.
AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC
AIG MGU Holdings Inc.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.
AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management
AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)
AIG Travel Assist, Inc.	AIG TRAVEL EMEA LIMITED	AIG TRAVEL EUROPE LIMITED	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE
AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.
AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l
AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company
Akita, Inc.	Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.
American General Annuity Service Corporation	American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated
American General Life Insurance Co. - Insulat	American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company
American International Facilities Management	American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.
Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.
CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC
CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Corebridge REI Lexington Holdco LLC
Crop Risk Services, Inc.	Crossings SAHP Corp.	Curzon Funding Limited	Curzon Street Funding Designated Activity	Design Professionals Association
DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC
Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

Global Loss Prevention, Inc.	Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.

HOSPITAL PLAN INSURANCE SERVICES	HPIS LIMITED	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Lilac Heights LLC	Livetravel, Inc.

LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited

PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Capital LLC

SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC	SAHP GA III - SC LLC	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.

Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the

The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated

The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	VALIC Trust Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2022, or 100 percent of net income for the preceding twelve month period ended December 31, 2022) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2023 is $822.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company paid the following dividends during 2022.

2022			State approval

Date paid	Amount	Type of Dividend	Required	Obtained

3/24/2022	$ 300	Extraordinary	Yes	Yes

6/23/2022	150	Extraordinary	Yes	Yes

9/23/2022	200	Extraordinary	Yes	Yes

Total dividends paid	$ 650

The company did not pay any dividends during 2021.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2022 and 2021 represented or reduced by each item below is as follows:

Years Ended December 31,	2022	As Adjusted* 2021	2021
Unrealized gains and losses (net of taxes)	$23	$393	$393

Nonadmitted asset values	(80)	(60)	(60)
Provision for reinsurance	(39)	(16)	(16)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2022 and 2021.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through November 30, 2029. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $9, $43 and $42 in 2022, 2021 and 2020, respectively. Certain rental commitments have renewal options extending through the year 2039. Some of these renewals are subject to adjustments in future periods.

At December 31, 2022, the minimum aggregate rental commitments were as follows:

Operating Leases
2023	$15
2024	11
2025	8
2026	5
Remaining Years, 2027 and after	8
Total minimum lease payments	$47

C.	Other Commitments

As part of its hedge fund, private equity, mortgage loan and real estate equity portfolio investments, as of December 31, 2022, the Company may be called upon for additional capital investments of up to $668.

At December 31, 2022, the Company had $765 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2022:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2022		Invested Assets @ 12/31/2022		Estimated Loss @ 12/31/2022		Policyholders’ Surplus 12/31/2022
AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$	18	$	348	$	-	$	(53)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009		4		137		-		102

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006		2,316		205,493		-		9,714
American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008		21,647		41,595		-		3,108
American International Life Assurance Company of New York	*	7/13/1998	4/30/2010		1,930		30,705		-		1,833
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014		72		1,850		-		629
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014		77		5,678		-		2,233
Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012		7		7,867		-		2,106
Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012		22		14,443		-		4,610

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009		187		473		-		40

La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016		136		97		-		60
Total				$	26,417	$	308,687	$	-	$	24,381

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $4 and $5 of loss reserves in respect of such policies as of December 31, 2022 and 2021, respectively. As of December 31, 2022, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $1.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matter

A.	Other Assets

As of December 31, 2022 and 2021, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2022	2021
Deposit accounting assets	$9	$10
Guaranty funds receivable on deposit	3	1
Loss funds on deposit	92	76
Contra Investments	46	45
Other assets	38	43
Equities in underwriting pools and associations	7	12
Total other admitted assets	$195	$187

B.	Other Liabilities

As of December 31, 2022 and 2021, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2022	2021
Assumed mortgage guaranty contingency reserve	$202	$196
Ceded mortgage guaranty contingency reserve	(202)	(196)
Escrow Deposit Liability	107	144
Other accrued liabilities	97	101
Retroactive reinsurance reserves - assumed	58	81
Retroactive reinsurance reserves - ceded	(24)	(25)
Deferred commission earnings	93	62
Escrow funds (NICO)	41	31
Accrued retrospective premiums	-	14
Servicing carrier liability	8	11
Collateral on derivative assets	19	41
Remittances and items not allocated	3	6
Paid loss clearing contra liability (loss reserve offset for paid claims)	(47)	(10)
Total other liabilities	$355	$456

C.	Other (Expense) Income

For the years ended December 31, 2022, 2021 and 2020, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2022	2021	2020
Other (expense) income	$8	$3	$(34)
Fee income on deposit programs	3	4	-
Interest expense on reinsurance program	(32)	(87)	(79)
Total other expense	$(21)	$(80)	$(113)

50	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2022, 2021 and 2020, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2022	2021	2020
Capital Contributions to Parent:
Return of Capital	-	898	502
Dividends to parent:
Securities	295	-	-
Funds Held:
Premiums collected	(19)	(20)	(22)
Benefit and loss related payments	43	48	87
Commissions	11	17	19
Interest	(33)	(87)	(74)
Funds Held	2	(42)	10
Securities received/transferred:
Securities received	858	1,514	1,881
Securities transferred	(1,387)	(2,144)	(1,756)
AESA Commutation
Premiums collected	-	-	(81)
Benefit and loss related payments	-	328	20
Commissions	-	-	60
GIG Re Novation
Premiums collected	-	-	45
Benefit and loss related payments	-	-	80

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $4 and $3 of stock in the FHLB at December 31, 2022 and 2021, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2022, the Company had an actual borrowing capacity of $225 based on qualified pledged collateral. At December 31, 2022, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2022 and 2021, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

51	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

G.	Reconciliation to Annual Statement

The following is a reconciliation of amounts previously reported to the Department in the 2022 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2022	Assets	Liabilities	Net Income	Surplus
As per annual statements	$21,475	$16,014	$821	$5,461
Overstatement of Mutual Fund	(24)	-	-	(24)
As per audited financial statements	$21,451	$16,014	$821	$5,437

The 2022 reconciliation above reflects the impact of the following adjustments:

Mutual Fund adjustment - To adjust for a certain Mutual fund which was overstated in the Annual Statement.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2023 for these Financial Statements issued on April 25, 2023.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

None.

52	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2022 and 2021 and for years ended December 31, 2022, 2021 and 2020.